                                                                Exhibit 10.1

                                                              EXECUTION COPY

                         SECOND AMENDED AND RESTATED
                              CREDIT AGREEMENT

                        Dated as of September 1, 2004

                                    among

                            GARDNER DENVER, INC.,

     THE NON-U.S. SUBSIDIARY BORROWER THAT IS OR MAY HEREAFTER BECOME A
                                PARTY HERETO,

        THE INSTITUTIONS FROM TIME TO TIME PARTIES HERETO AS LENDERS,


                     BANK ONE, NA (MAIN OFFICE CHICAGO),

individually, as LC Issuer, the Swing Line Lender and as Agent for the Lenders,

                     WACHOVIA BANK, NATIONAL ASSOCIATION

                 individually and as Syndication Agent, and

      HARRIS TRUST AND SAVINGS BANK, NATIONAL CITY BANK OF THE MIDWEST
                                     and
                        KEYBANK NATIONAL ASSOCIATION

                 individually and as Co-Documentation Agents

===============================================================================

                         J.P. MORGAN SECURITIES INC.

                    as Lead Arranger and Sole Book Runner

===============================================================================




                              TABLE OF CONTENTS

ARTICLE I:  DEFINITIONS.......................................................1

ARTICLE II:  THE CREDITS.....................................................26
     2.1.  Revolving Loans...................................................26
     2.2.  Swing Line Loans..................................................27
     2.3.  Term Loan.........................................................29
     2.4.  Repayments and Prepayments of Advances............................31
     2.5.  Ratable Loans.....................................................33
     2.6.  Types of Advances.................................................33
     2.7.  Facility Fee; Reductions in Aggregate Revolving Loan Commitment...33
     2.8.  Minimum Amount of Each Advance; Maximum Interest Periods..........33
     2.9.  Method of Selecting New Advances..................................34
     2.10.  Conversion and Continuation of Outstanding Advances..............35
     2.11.  Changes in Interest Rate, etc....................................36
     2.12.  Rates Applicable After Default...................................36
     2.13.  Method of Payment................................................36
     2.14.  Noteless Agreement; Evidence of Indebtedness.....................37
     2.15.  Telephonic Notices...............................................38
     2.16.  Interest Payment Dates; Interest and Fee Basis...................38
     2.17.  Notification of Advances, Interest Rates, Prepayments and
              Commitment Reductions..........................................39
     2.18.  Lending Installations............................................39
     2.19.  Non-U.S. Subsidiary Borrower.....................................39
     2.20.  Non-Receipt of Funds by the Agent................................39
     2.21.  Intentionally Omitted............................................39
     2.22.  Withholding Tax Exemption........................................40
     2.23.  Facility LCs.....................................................40
     2.24.  Transitional Letter of Credit Provisions.........................46
     2.25.  Judgment Currency................................................46
     2.26.  Market Disruption................................................47
     2.27.  Increase of Revolving Loan Commitments...........................47

ARTICLE III:  CHANGE IN CIRCUMSTANCES........................................50
     3.1.  Yield Protection..................................................50
     3.2.  Changes in Capital Adequacy Regulations...........................50
     3.3.  Availability of Types of Advances.................................51
     3.4.  Funding Indemnification...........................................51
     3.5.  Lender Statements; Survival of Indemnity..........................51
     3.6.  Replacement Lenders...............................................52
     3.7.  Payments by Non-U.S. Subsidiary Borrower..........................52

                                     i


ARTICLE IV:  CONDITIONS PRECEDENT............................................52
     4.1.  Initial Credit Extension..........................................52
     4.2.  Initial Advance to the Non-U.S. Subsidiary Borrower...............56
     4.3.  Each Credit Extension.............................................56

ARTICLE V:  REPRESENTATIONS AND WARRANTIES...................................57
     5.1.  Existence and Standing............................................58
     5.2.  Authorization and Validity........................................58
     5.3.  No Conflict; Government Consent...................................58
     5.4.  Financial Statements..............................................58
     5.5.  Material Adverse Change...........................................58
     5.6.  Taxes.............................................................59
     5.7.  Litigation and Contingent Obligations.............................59
     5.8.  Subsidiaries......................................................59
     5.9.  ERISA.............................................................59
     5.10.  Accuracy of Information..........................................59
     5.11.  Regulation U.....................................................60
     5.12.  Material Agreements..............................................60
     5.13.  Compliance With Laws.............................................60
     5.14.  Ownership of Property............................................60
     5.15.  Labor Matters....................................................60
     5.16.  Investment Company Act...........................................60
     5.17.  Public Utility Holding Company Act...............................61
     5.18.  Insurance........................................................61
     5.19.  Special Representations and Warranties of the Non-U.S.
              Subsidiary Borrower............................................61

ARTICLE VI:  COVENANTS.......................................................62
     6.1.  Financial Reporting...............................................63
     6.2.  Use of Proceeds...................................................64
     6.3.  Notice of Default.................................................65
     6.4.  Conduct of Business...............................................65
     6.5.  Taxes.............................................................65
     6.6.  Insurance.........................................................65
     6.7.  Compliance with Laws..............................................65
     6.8.  Maintenance of Property and Books and Records.....................66
     6.9.  Inspection........................................................66
     6.10.  Subsidiaries.....................................................66
     6.11.  Dividends........................................................66
     6.12.  Indebtedness.....................................................67
     6.13.  Merger...........................................................68
     6.14.  Sale of Assets...................................................68
     6.15.  Investments and Acquisitions; Guaranty or Pledge Documentation
              for New Subsidiaries...........................................68
     6.16.  Contingent Obligations and Off Balance Sheet Liabilities.........71
     6.17.  Liens............................................................72

                                     ii

     6.18.  Rentals..........................................................74
     6.19.  Affiliates.......................................................74
     6.20.  Minimum Consolidated Interest Coverage Ratio.....................74
     6.21.  Minimum Consolidated Net Worth...................................74
     6.22.  Maximum Leverage Ratio...........................................74
     6.23.  Capital Expenditures.............................................74
     6.24.  Pledge Agreements................................................75

ARTICLE VII:  DEFAULTS.......................................................75

ARTICLE VIII:  ACCELERATION, DEFAULTING LENDERS, WAIVERS, AMENDMENTS
        AND REMEDIES.........................................................77
     8.1.  Remedies..........................................................77
     8.2.  Defaulting Lender.................................................78
     8.3.  Amendments........................................................79
     8.4.  Preservation of Rights............................................81

ARTICLE IX:  GENERAL PROVISIONS..............................................81
     9.1.  Survival of Representations.......................................81
     9.2.  Governmental Regulation...........................................81
     9.3.  Taxes.............................................................81
     9.4.  Headings..........................................................81
     9.5.  Entire Agreement..................................................81
     9.6.  Several Obligations; Benefits of this Agreement...................82
     9.7.  Expenses; Indemnification.........................................82
     9.8.  Numbers of Documents..............................................83
     9.9.  Accounting........................................................83
     9.10.  Prior Agreement..................................................83
     9.11.  Severability of Provisions.......................................83
     9.12.  Nonliability of Lenders..........................................83
     9.13.  CHOICE OF LAW....................................................83
     9.14.  CONSENT TO JURISDICTION..........................................84
     9.15.  WAIVER OF JURY TRIAL.............................................84
     9.16.  Agent for Service of Process.....................................84
     9.17.  Confidentiality..................................................84
     9.18.  USA Patriot Act Notification.....................................84

ARTICLE X:  THE AGENT........................................................85
     10.1.  Appointment......................................................85
     10.2.  Powers...........................................................85
     10.3.  General Immunity.................................................85
     10.4.  No Responsibility for Loans, Recitals, etc.......................85
     10.5.  Action on Instructions of Lenders................................86
     10.6.  Employment of Agents and Counsel.................................86
     10.7.  Reliance on Documents; Counsel...................................86

                                    iii


     10.8.  Agent's Reimbursement and Indemnification........................86
     10.9.  Rights as a Lender...............................................86
     10.10.  Lender Credit Decision..........................................87
     10.11.  Successor Agent.................................................87
     10.12.  Agent's Fees....................................................87
     10.13.  Execution of Guarantees and Collateral Documents................88
     10.14.  Collateral and Guaranty Releases................................88
     10.15.  No Duties Imposed on Syndication Agent, Co-Documentation
               Agents or Arranger............................................88

ARTICLE XI:  SETOFF; RATABLE PAYMENTS........................................88
     11.1.  Setoff...........................................................88
     11.2.  Ratable Payments.................................................89
     11.3.  Relations Among Lenders..........................................89

ARTICLE XII:  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATION...............89
     12.1.  Successors and Assigns...........................................89
     12.2.  Participation....................................................89
         12.2.1.  Permitted Participants; Effect.............................90
         12.2.2.  Voting Rights..............................................90
         12.2.3.  Benefit of Setoff..........................................90
     12.3.  Assignments......................................................90
         12.3.1.  Permitted Assignments......................................90
         12.3.2.  Effect; Effective Date.....................................91
         12.3.3.  Register...................................................91
     12.4.  Dissemination of Information.....................................91
     12.5.  Tax Treatment....................................................92

ARTICLE XIII:  NOTICES.......................................................92
     13.1.  Giving Notice....................................................92
     13.2.  Change of Address................................................92

ARTICLE XIV:  COUNTERPARTS...................................................92

                                     iv




                           EXHIBITS AND SCHEDULES
                           ----------------------

Exhibit A     --     Form of Assumption Letter
Exhibit B     --     Form of Parent Guaranty
Exhibit C     --     Form of Subsidiary Guaranty
Exhibit D     --     Forms of Notes (if requested)
Exhibit E     --     Forms of Legal Opinion
Exhibit F     --     Form of Compliance Certificate
Exhibit G     --     Loan/Credit Related Money Transfer Instructions
Exhibit H     --     List of Closing Documents
Exhibit I     --     Form of Assignment Agreement
Exhibit J     --     Form of Commitment and Acceptance

Schedule 1    --     Commitments
Schedule 2    --     Eurocurrency Payment Offices
Schedule 3    --     Existing LCs
Schedule 4    --     Litigation
Schedule 5    --     Subsidiaries
Schedule 6    --     Environmental Matters
Schedule 7    --     Existing Indebtedness
Schedule 8    --     Existing Investments
Schedule 9    --     Existing Liens

                                      v


                         SECOND AMENDED AND RESTATED
                              CREDIT AGREEMENT

         This Second Amended and Restated Credit Agreement (this "AGREEMENT"), dated as of September 1, 2004, is among Gardner Denver, Inc., a Delaware corporation (the "BORROWER"), a Foreign Subsidiary of the Borrower that is, or may hereafter become, a party hereto in accordance with
Section 2.19 (whether now existing or hereafter formed, the "NON-U.S.
------------
SUBSIDIARY BORROWER" and, together with the Borrower, collectively referred to as the "BORROWERS"), the institutions from time to time parties hereto as Lenders, Bank One, NA, having its principal place of business in Chicago, Illinois, as an LC Issuer, the Swing Line Lender and as Agent for the Lenders, Wachovia Bank, National Association, as Syndication Agent and Harris Trust and Savings Bank, National City Bank of the Midwest and KeyBank National Association as Co-Documentation Agents. The parties hereto agree as follows:

         WHEREAS, the Borrower, certain of the Lenders party hereto, certain other lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of March 6, 2002 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "EXISTING CREDIT AGREEMENT"); and

         WHEREAS, the Borrower, the Lenders, and the Agent desire to amend and restate the Existing Credit Agreement in certain respects;

         NOW THEREFORE, the Borrower, the Lenders, and the Agent have agreed to amend and restate the Existing Credit Agreement on the terms and conditions set forth herein:

                           ARTICLE I: DEFINITIONS

         As used in this Agreement:

         "ACQUISITION" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business concern or all or substantially all of the assets of any firm, corporation or other business entity, or division thereof (other than the Borrower or any of its Subsidiaries), whether through purchase of assets, a reorganization, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company (other than a Subsidiary formed for the purpose of carrying forward a business theretofore operated by the Borrower or any of its Subsidiaries).


         "ADVANCE" means a borrowing hereunder consisting of the aggregate amount of the several Loans made by the Lenders on the same Borrowing Date to any Borrower of the same Type and, in the case of Eurocurrency Advances, in the same currency and for the same Eurocurrency Interest Period.

         "AFFILIATE" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "AGENT" means Bank One in its capacity as contractual
representative for the Lenders pursuant to Article X, and not in its
                                           ---------
individual capacity as a Lender, and any successor Agent appointed pursuant to Article X.
   ---------

         "AGGREGATE OUTSTANDING CREDIT EXPOSURE" means, as of any day, the aggregate of the Outstanding Credit Exposure of all the Lenders.

         "AGGREGATE OUTSTANDING LC EXPOSURE" means, as of any day, the aggregate of the Outstanding LC Exposure of all the Lenders.

         "AGGREGATE REVOLVING LOAN COMMITMENT" means the aggregate of the Revolving Loan Commitments of all the Lenders, as may be adjusted from time to time pursuant to the terms hereof. The initial Aggregate Revolving Loan Commitment is Two Hundred Twenty-Five Million and 00/100 Dollars
($225,000,000).

         "AGGREGATE REVOLVING LOAN COMMITMENT REDUCTION NOTICE" is defined in Section 2.7.
   -----------

         "AGGREGATE TERM LOAN COMMITMENT" means the aggregate of the Term Loan Commitments of all of the Term Loan Lenders, which shall equal One Hundred and Fifty Million and 00/100 Dollars ($150,000,000) on the Closing Date.

         "AGREED CURRENCIES" means (i) Dollars, (ii) so long as such currencies remain Eligible Currencies, Pounds Sterling, Canadian Dollars and euro; and (iii) with respect to Facility LCs, any other Eligible Currency which the Borrower requests the Agent to include as an Agreed Currency hereunder and which is acceptable to the Agent and one-hundred percent (100%) of the Lenders; provided, that the Agent shall promptly notify each
                       --------  ----
Lender of each such request and each Lender shall be deemed not to have agreed to each such request unless its written consent thereto has been received by the Agent within five (5) Business Days from the date of such notification by the Agent to such Lender.

         "AGREEMENT" means this Second Amended and Restated Credit Agreement, as it may be amended or modified and in effect from time to time.


                                     2

         "AGREEMENT ACCOUNTING PRINCIPLES" means generally accepted accounting principles as in effect in the United States from time to time; provided, however, that if the Borrower notifies the Agent that the Borrower
--------  -------
wishes to amend any covenant in Article VI to eliminate the effect of any
                                ----------
change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Borrower that the Required Lenders wish to amend Article VI for such purpose), then the Borrower's compliance
              ----------
with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

         "ALTERNATE BASE RATE" means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of Federal Funds Effective Rate for such day plus 1/2% per annum.

         "APPLICABLE COMMERCIAL FACILITY LC FEE" means, with respect to any commercial Facility LC, for any day, the percentage rate per annum set forth below opposite the Leverage Ratio in effect on such day:

                       LEVERAGE                            APPLICABLE
                        RATIO:                     COMMERCIAL FACILITY LC FEE:

         GREATER THAN           BUT LESS THAN
                                 OR EQUAL TO
              --                     1.5                     0.375%
             1.5                     2.0                      0.50%
             2.0                     2.5                     0.625%
             2.5                     3.0                      0.75%
             3.0                     3.5                     0.875%
             3.5                     --                       1.00%

The Applicable Commercial Facility LC Fee shall be adjusted (upward or downward) effective five Business Days after the Agent has received (and such adjustment, if any, shall be based upon) the Borrower's compliance certificate delivered with the Borrower's financial statements pursuant to clauses (i) and (ii) of Section 6.1; provided, however, that before receipt
-----------     ----    -----------  --------  -------
by the Agent of the Borrower's compliance certificate delivered with the Borrower's financial statements pursuant to clauses (i) and (ii) of Section 6.1
                                            -----------     ----    -----------
for the fiscal quarter ended on September 30, 2004, the Applicable
Commercial Facility LC Fee shall be 1.00% per annum; and provided, further,
                                                         --------  -------
that if the Borrower fails to deliver to the Agent a compliance certificate and financial statements pursuant to clauses (i) and (ii) of Section 6.1 for
                                     -----------     ----    -----------
any reason, then the Applicable Commercial Facility LC Fee shall be 1.00%, effective until five Business Days after such compliance certificate and financial statements are received by the Agent.

         "APPLICABLE FACILITY FEE" means for any day, the percentage rate per annum set forth below opposite the Leverage Ratio in effect on such day:


                                     3

                       LEVERAGE                            APPLICABLE
                        RATIO:                            FACILITY FEE:

         GREATER THAN           BUT LESS THAN
                                 OR EQUAL TO
              --                     1.5                     0.175%
             1.5                     2.0                      0.20%
             2.0                     2.5                     0.225%
             2.5                     3.0                      0.25%
             3.0                     3.5                      0.30%
             3.5                     --                      0.375%

The Applicable Facility Fee shall be adjusted (upward or downward) effective five Business Days after the Agent has received (and such adjustment, if any, shall be based upon) the Borrower's compliance certificate delivered with the Borrower's financial statements pursuant to clauses (i) and (ii) of
                                                     -----------     ----
Section 6.1; provided, however, that before receipt by the Agent of the
-----------  --------  -------
Borrower's compliance certificate delivered with the Borrower's financial statements pursuant to clauses (i) and (ii) of Section 6.1 for the fiscal
                       -----------     ----    -----------
quarter ended on September 30, 2004, the Applicable Facility Fee shall be 0.375% per annum; and provided, further, that if the Borrower fails to
                      --------  -------
deliver to the Agent a compliance certificate and financial statements pursuant to clauses (i) and (ii) of Section 6.1 for any reason, then the
            -----------     ----    -----------
Applicable Facility Fee shall be 0.375%, effective until five Business Days after such compliance certificate and financial statements are received by the Agent.

         "APPLICABLE FACILITY LC FRONTING FEE" means, with respect to any Facility LC, for any day, the percentage rate per annum set forth below opposite the Leverage Ratio in effect on such day:

                       LEVERAGE                           APPLICABLE
                        RATIO:                     FACILITY LC FRONTING FEE:

         GREATER THAN           BUT LESS THAN
                                 OR EQUAL TO
              --                     1.5                    0.125%
             1.5                     2.0                    0.125%
             2.0                     2.5                    0.125%
             2.5                     3.0                    0.125%
             3.0                     3.5                     0.20%
             3.5                     --                      0.20%

The Applicable Facility LC Fronting Fee shall be adjusted (upward or downward) effective five Business Days after the Agent has received (and such adjustment, if any, shall be based upon) the Borrower's compliance certificate delivered with the Borrower's financial statements


                                     4

pursuant to clauses (i) and (ii) of Section 6.1; provided, however, that before
            -----------     ----    -----------  --------  -------
receipt by the Agent of the Borrower's compliance certificate delivered with the Borrower's financial statements pursuant to clauses (i) and (ii) of Section
                                                -----------     ----    -------
6.1 for the fiscal quarter ended on September 30, 2004, the Applicable
---
Facility LC Fronting Fee shall be 0.20% per annum; and provided, further,
                                                       --------  -------
that if the Borrower fails to deliver to the Agent a compliance certificate and financial statements pursuant to clauses (i) and (ii) of Section 6.1 for
                                     -----------     ----    -----------
any reason, then the Applicable Facility LC Fronting Fee shall be 0.20%, effective until five Business Days after such compliance certificate and financial statements are received by the Agent.

         "APPLICABLE MARGIN" means, with respect to a Loan for any day, the applicable percentage rate per annum set forth below opposite the Leverage Ratio in effect on such day:

             LEVERAGE RATIO:                                               APPLICABLE MARGIN:

      GREATER            BUT LESS THAN        EUROCURRENCY LOANS WHICH     EUROCURRENCY LOANS
       THAN               OR EQUAL TO           ARE REVOLVING LOANS       WHICH ARE TERM LOANS    FLOATING RATE LOANS
        --                    1.5                      0.575%                    0.75%                     0%
        1.5                   2.0                      0.80%                     1.00%                     0%
        2.0                   2.5                      1.025%                    1.25%                     0%
        2.5                   3.0                      1.25%                     1.50%                   0.25%
        3.0                   3.5                      1.45%                     1.75%                   0.50%
        3.5                    --                      1.625%                    2.00%                   0.75%

The Applicable Margin for new as well as outstanding Loans shall be adjusted (upward or downward) effective five Business Days after the Agent has received (and such adjustment, if any, shall be based upon) the Borrower's compliance certificate delivered with the Borrower's financial statements pursuant to clauses (i) and (ii) of Section 6.1; provided, however, that
            -----------     ----    -----------  --------  -------
before receipt by the Agent of the Borrower's compliance certificate delivered with the Borrower's financial statements pursuant to clauses (i)
                                                               -----------
and (ii) of Section 6.1 for the fiscal quarter ended on September 30, 2004,
    ----    -----------
the Applicable Margin for (a) Eurocurrency Loans which are Revolving Loans shall be 1.625%, (b) Eurocurrency Loans which are Term Loans shall be 2.00% and (c) Floating Rate Loans shall be 0.75%; and provided, further, that if
                                                --------  -------
the Borrower fails to deliver to the Agent a compliance certificate and financial statements pursuant to clauses (i) and (ii) of Section 6.1 for any
                                 -----------     ----    -----------
reason, then the Applicable Margin for (a) Eurocurrency Loans which are Revolving Loans shall be 1.625%, (b) Eurocurrency Loans which are Term Loans shall be 2.00% and (c) Floating Rate Loans shall be 0.75%, in each case effective until five Business Days after such compliance certificate and financial statements are received by the Agent.

         "APPLICABLE STAND-BY FACILITY LC FEE" means, with respect to any stand-by Facility LC, for any day, the percentage rate per annum set forth below opposite the Leverage Ratio in effect on such day:

                                     5

                       LEVERAGE                             APPLICABLE
                        RATIO:                       STAND-BY FACILITY LC FEE:

         GREATER THAN           BUT LESS THAN
                                 OR EQUAL TO
              --                     1.5                       0.75%
             1.5                     2.0                       1.00%
             2.0                     2.5                       1.25%
             2.5                     3.0                       1.50%
             3.0                     3.5                       1.75%
             3.5                     --                        2.00%

The Applicable Stand-by Facility LC Fee shall be adjusted (upward or downward) effective five Business Days after the Agent has received (and such adjustment, if any, shall be based upon) the Borrower's compliance certificate delivered with the Borrower's financial statements pursuant to clauses (i) and (ii) of Section 6.1; provided, however, that before receipt
-----------     ----    -----------  --------  -------
by the Agent of the Borrower's compliance certificate delivered with the Borrower's financial statements pursuant to clauses (i) and (ii) of Section 6.1
                                            -----------     ----    -----------
for the fiscal quarter ended on September 30, 2004, the Applicable
Stand-by Facility LC Fee shall be 2.00% per annum; and provided, further,
                                                       --------  -------
that if the Borrower fails to deliver to the Agent a compliance certificate and financial statements pursuant to clauses (i) and (ii) of Section 6.1 for
                                     -----------     ----    -----------
any reason, then the Applicable Stand-by Facility LC Fee shall be 2.00%, effective until five Business Days after such compliance certificate and financial statements are received by the Agent.

         "APPROXIMATE EQUIVALENT AMOUNT" of any currency with respect to any amount of Dollars shall mean the Equivalent Amount of such currency with respect to such amount of Dollars at such date, rounded up to the nearest amount of such currency as determined by the Agent from time to time.

         "APPROVED FUND" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or
(c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "ARRANGER" means J.P. Morgan Securities Inc.

         "ARTICLE" means an article of this Agreement unless another document is specifically referenced.

         "ASSET SALE" means, with respect to the Borrower or any Subsidiary, the sale, lease, conveyance, disposition or other transfer by such Person of any of its assets (including by way of a sale-leaseback transaction, and including the sale or other transfer of any of the capital stock or other equity interests of any Subsidiary of such Person, but excluding the disposition or other transfer of Receivables and Related Security pursuant to a Permitted Receivables Transfer) to


                                     6

any Person other than the Borrower or any of its Subsidiaries, other than
(i) the sale of inventory in the ordinary course of business, (ii) the sale or other disposition of any obsolete, excess, damaged or worn-out Equipment disposed of in the ordinary course of business, (iii) leases of assets in the ordinary course of business consistent with past practice and (iv) exclusive of sales or dispositions listed in items (i) through (iii) above, other sales or dispositions of assets with an aggregate fair market value not to exceed, during any fiscal year of the Borrower, $25,000,000 (it being understood and agreed that only proceeds in excess of $25,000,000 during any fiscal year of the Borrower shall be included in any calculation of Net Cash Proceeds under Section 2.4(c)(ii)).
               ------------------

         "ASSUMPTION LETTER" means a letter of a Foreign Subsidiary of the Borrower, addressed to the Lenders in substantially the form of Exhibit A
                                                                ---------
hereto pursuant to which such Subsidiary agrees to become the "Non-U.S. Subsidiary Borrower" and agrees to be bound by the terms and conditions hereof.

         "AUTHORIZED OFFICER" means (i) with respect to the Borrower, any of the President, the Chief Executive Officer or the Chief Financial Officer of the applicable Borrower, acting singly; provided, that with respect to
                                        --------
Borrowing Notices, Conversion/Continuation Notices, requests for the issuance or modifications of Facility LCs, commitment reduction notices and prepayment notices, the Treasurer, Assistant Treasurer or Corporate Controller of the applicable Borrower, acting singly, shall also be deemed an Authorized Officer and (ii) with respect to the Non-U.S. Subsidiary Borrower, such officers of the Non-U.S. Subsidiary Borrower as the President, the Chief Executive Officer or the Chief Financial Officer of the Borrower may designate in the Assumption Letter to which such Non-U.S. Subsidiary Borrower is a party.

         "BANK ONE" means Bank One, NA, with its main office in Chicago, Illinois, in its individual capacity, and its successors.

         "BORROWER" means Gardner Denver, Inc., a Delaware corporation, and its successors and permitted assigns.

         "BORROWER CREDIT DOCUMENTS" means this Agreement, the Parent Guaranty, any Pledge Agreements executed by the Borrower and any and all Facility LC Application Agreements executed by the Borrower.

         "BORROWERS" means, collectively, the Borrower and, after it has become a party hereto, the Non-U.S. Subsidiary Borrower.

         "BORROWING DATE" means a date on which an Advance or a Swing Line Loan is made hereunder.

         "BORROWING NOTICE" is defined in Section 2.9.
                                          -----------

         "BUSINESS DAY" means (i) with respect to any borrowing, payment or rate selection of Eurocurrency Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending


                                     7

activities, and on which dealings in United States Dollars and the other Agreed Currencies are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities.

         "BUYING LENDER" is defined in Section 2.27(b) hereof.
                                       ---------------

         "CAPITALIZED LEASE" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "CAPITALIZED LEASE OBLIGATIONS" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "CHANGE" is defined in Section 3.2.
                                -----------

         "CHANGE IN CONTROL" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of either Borrower.

         "CLOSING DATE" means September 1, 2004.

         "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "COLLATERAL DOCUMENTS" means, collectively, each of the Pledge Agreements and the Intercreditor Agreement, together with the documents, instruments and agreements executed in connection therewith.

         "COMMISSION" means the Securities and Exchange Commission, an agency of the United States government, or its successor.

         "COMMITMENT" means, for each Lender, the obligation of such Lender to make Revolving Loans and Term Loans and participate in Facility LCs and Swing Line Loans in the aggregate not exceeding the amount set forth opposite its name on Schedule 1 hereto or as set forth in any Notice of
                     ----------
Assignment relating to any assignment that has become effective pursuant to
Section 12.3.2, as such amount may be modified from time to time pursuant to
--------------
the terms hereof.

         "COMMITMENT INCREASE NOTICE" is defined in Section 2.27(a) hereof.
                                                    ---------------

         "CONDEMNATION" is defined in Section 7.8.
                                      -----------

                                     8

         "CONSOLIDATED ADJUSTED EBIT" means, for any period of four consecutive fiscal quarters of the Borrower, on a consolidated basis for the Borrower and its Subsidiaries in accordance with Agreement Accounting Principles, the sum of the amounts for such period, without duplication, of
(i) Consolidated EBIT, plus (ii) non-cash charges to the extent deducted in
                       ----
computing Consolidated Net Income, plus (ii) extraordinary losses incurred
                                   ----
other than in the ordinary course of business to the extent deducted in computing Net Income, minus (iii) extraordinary gains realized other than in
                      -----
the ordinary course of business to the extent added in computing Net Income
(iv) plus (minus) any increases (decreases) in the LIFO reserve to the
     ----  -----
extent deducted (added) in computing Net Income. "Consolidated Adjusted EBIT" for any period shall be calculated to be the actual amount for such period for the Borrower and its Subsidiaries; provided, upon the
                                              --------
consummation of any Acquisition, for calculations made from and after such Acquisition, Consolidated Adjusted EBIT shall be calculated on a pro forma
                                                                 --- -----
basis including the target's historical Consolidated Adjusted EBIT for the applicable period using historical financial statements obtained from the seller, broken down by fiscal quarter in the Borrower's reasonable judgment (the amounts from which may be adjusted solely as may be necessary to comply with Agreement Accounting Principles).

         "CONSOLIDATED ADJUSTED EBITDA" means, for any period of four consecutive fiscal quarters of the Borrower, on a consolidated basis for the Borrower and its Subsidiaries in accordance with Agreement Accounting Principles, the sum of the amounts for such period, without duplication, of
(i) Consolidated EBIT, plus (ii) depreciation expense to the extent deducted
                       ----
in computing Consolidated Net Income, plus (iii) amortization expense,
                                      ----
including, without limitation, amortization of goodwill and other intangible assets, to the extent deducted in computing Net Income, plus (iv) other
                                                        ----
non-cash charges to the extent deducted in computing Net Income, plus (v)
                                                                 ----
extraordinary losses incurred other than in the ordinary course of business to the extent deducted in computing Net Income, minus (vi) extraordinary
                                                -----
gains realized other than in the ordinary course of business to the extent added in computing Net Income (vii) plus (minus) any increases (decreases)
                                    ----  -----
in the LIFO reserve to the extent deducted (added) in computing Net Income. "Consolidated Adjusted EBITDA" for any period shall be calculated to be the actual amount for such period for the Borrower and its Subsidiaries; provided, upon the consummation of any Acquisition, for calculations made
--------
from and after such Acquisition, Consolidated Adjusted EBITDA shall be calculated on a pro forma basis including the target's historical
                --- -----
Consolidated Adjusted EBITDA for the applicable period using historical financial statements obtained from the seller, broken down by fiscal quarter in the Borrower's reasonable judgment (the amounts from which may be adjusted solely as may be necessary to comply with Agreement Accounting Principles).

         "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period of four consecutive fiscal quarters of the Borrower, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries) by the Borrower and its Subsidiaries during that period that, in conformity with Agreement Accounting Principles, are required to be included in or reflected by the property, plant or equipment or similar fixed asset accounts reflected in the consolidated balance sheet of the Borrower and its Subsidiaries.

                                     9

         "CONSOLIDATED EBIT" means, for any period of four consecutive fiscal quarters of the Borrower, on a consolidated basis for the Borrower and its Subsidiaries in accordance with Agreement Accounting Principles, the sum of the amounts for such period, without duplication, of (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense to the extent deducted
            ----
in computing Net Income, plus (iii) charges against income for all domestic
                         ----
and foreign, federal, state and local taxes to the extent deducted in computing Net Income, plus (iv) restructuring charges incurred in the
                      ----
Borrower's fourth fiscal quarter of 2003 or first fiscal quarter of 2004 to the extent (a) deducted in computing Net Income, (b) related to costs associated with the profitability improvement plan of the Borrower as disclosed in the Borrower's press release dated October 20, 2003 or as otherwise disclosed to the Lenders and (c) in an aggregate cumulative amount not in excess of $2,700,000.

         "CONSOLIDATED INTEREST COVERAGE RATIO" means, for any period of four consecutive fiscal quarters of the Borrower, the ratio of (i) Consolidated Adjusted EBIT for such period to (ii) Consolidated Interest Expense for such period.

         "CONSOLIDATED INTEREST EXPENSE" means, for any period of four consecutive fiscal quarters of the Borrower, total interest expense (whether paid or accrued) of the Borrower and its Subsidiaries for such period determined in accordance with Agreement Accounting Principles including, without limitation, such interest expense as may be attributable to Capitalized Leases, Receivables Facility Financing Costs, the discount or implied interest component of Off-Balance Sheet Liabilities as well as all commissions, discounts and other fees and charges owed with respect to Letters of Credit and net costs (net of any revenues) under any interest rate swap, exchange or cap agreements.

         "CONSOLIDATED NET INCOME" means, for any fiscal quarter of the Borrower, the positive consolidated net income of the Borrower and its Subsidiaries for such quarter determined in accordance with Agreement Accounting Principles; provided, that there shall be excluded (i) the income
                       --------
(or loss) of any Affiliate of the Borrower or other Person (other than a Subsidiary of the Borrower) in which any Person (other than the Borrower or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower, or any of its Subsidiaries by such Affiliate or other Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries or that Person's assets are acquired by the Borrower or any of its Subsidiaries and (iii) the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

         "CONSOLIDATED NET WORTH" means, as of any date of determination, the consolidated total stockholders' equity (including capital stock, additional paid-in capital and retained earnings) of the Borrower and its Subsidiaries determined in accordance with Agreement Accounting Principles.

                                    10


         "CONSOLIDATED TOTAL DEBT" means the aggregate amount of all Indebtedness (other than Hedging Obligations) on a consolidated basis for the Borrower and its Subsidiaries as of a referenced date.

         "CONTINGENT OBLIGATION" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any contingent reimbursement obligations of such Person with respect to any Letter of Credit, as well as any comfort letter, operating agreement or take-or-pay contract (but, in the case of each such Contingent Obligation, only to the extent that a monetary value can reasonably be attributed thereto; it being understood, for the avoidance of doubt, however, that with respect to any Contingent Obligation which is either a guaranty of a monetary obligation of another Person or a reimbursement obligation with respect to a Letter of Credit, the amount of such Contingent Obligation shall be deemed equal to the amount of such monetary obligation or Letter of Credit, as the case may be).

         "CONVERSION/CONTINUATION NOTICE" is defined in Section 2.10.
                                                        ------------

         "CONTROLLED GROUP" means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under
Section 414 of the Code.

         "COOPER" means Cooper Industries, Inc., an Ohio corporation.

         "CREDIT DOCUMENTS" means, collectively, the Borrower Credit Documents, the Non-U.S. Subsidiary Borrower Credit Documents, the Collateral Documents, the Parent Guaranty and the Subsidiary Guaranties and any other instruments, agreements or documents delivered pursuant thereto or in connection therewith, in each case, as the same has been amended, restated, supplemented or otherwise modified from time to time.

         "CREDIT EXTENSION" means either the funding of an Advance or Swing Line Loan or the issuance of or amendment to a Facility LC hereunder.

         "CREDIT EXTENSION DATE" means the Borrowing Date for an Advance or Swing Line Loan or the issuance date for a Facility LC.

         "CURE LOAN" is defined in Section 8.2 hereof.
                                   -----------

         "DEFAULT" means an event described in Article VII.
                                               -----------

         "DISQUALIFIED STOCK" means any capital stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or


                                    11

otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety-one (91) days after the Revolving Loan Termination Date.

         "DOLLAR" and "$" means the lawful currency of the United States of
                       -
America.

         "DOLLAR AMOUNT" of any currency at any date shall mean (i) the amount of such currency if such currency is Dollars or (ii) the Equivalent Amount of Dollars if such currency is any currency other than Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Agent for such currency on the London market at 11:00 a.m., London time, two Business Days prior to the date on which such amount is to be determined.

         "DOMESTIC SUBSIDIARY" means each Subsidiary other than a Foreign Subsidiary.

         "EFFECTIVE COMMITMENT AMOUNT" is defined in Section 2.27(a) hereof.

         "ELIGIBLE CURRENCY" means any currency other than Dollars that is readily available, freely traded, in which deposits are customarily offered to banks in the London interbank market, convertible into Dollars in the international interbank market available to the Lenders in such market and as to which an Equivalent Amount may be readily calculated. If, after the designation by the Lenders of any currency as an Agreed Currency, currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, such country's currency is, in the determination of the Agent, (i) no longer readily available or freely traded or (ii) as to which, in the determination of the Agent, an Equivalent Amount is not readily calculable ((i) and (ii) a "DISQUALIFYING EVENT"), then the Agent shall promptly notify the Lenders and the Borrowers, and such country's currency shall no longer be an Agreed Currency until such time as the Disqualifying Event(s) no longer exist, but in any event within five (5) Business Days of receipt of such notice from the Agent, each Borrower shall repay all Loans in such currency to which the Disqualifying Event applies or convert such Loans into the Equivalent Amount of Loans in Dollars or another Agreed Currency, subject to the other terms contained in Article II (it
                                                         ----------
being understood and agreed that the Non-U.S. Subsidiary Borrower shall not be liable to repay any Loans made to the Borrower).

         "EQUIPMENT" means all of the Borrower's and each Subsidiary's present and future (i) equipment, including, without limitation, machinery, manufacturing, distribution, data processing and office equipment, assembly systems, tools, molds, dies, fixtures, appliances, furniture, furnishings, vehicles, vessels, aircraft, aircraft engines, and trade fixtures, (ii) other tangible personal property (other than inventory), and (iii) any and all accessions, parts and appurtenances attached to any of the foregoing or used in connection therewith, and any substitutions therefor and replacements, products and proceeds thereof.

         "EQUIVALENT AMOUNT" of any Agreed Currency with respect to any amount of Dollars at any date shall mean the equivalent in such Agreed Currency of such amount of Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the


                                    12


Agent for such other Agreed Currency at 11:00 a.m., London time, two Business Days prior to the date on which such amount is to be determined.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

         "EUROCURRENCY ADVANCE" means an Advance which bears interest at a Eurocurrency Rate.

         "EUROCURRENCY BASE RATE" means, with respect to a Eurocurrency Advance for the relevant Eurocurrency Interest Period, the applicable British Bankers' Association Interest Settlement Rate for deposits in the applicable Agreed Currency appearing on Reuters Screen FRBD or the applicable Reuters Screen for such Agreed Currency as of 11:00 a.m. (London time) two Business Days prior to the first day of such Eurocurrency Interest Period, and having a maturity equal to such Eurocurrency Interest Period, provided that, (i) if Reuters Screen FRBD or the applicable Reuters Screen
--------
for such Agreed Currency is not available to the Agent for any reason, the applicable Eurocurrency Base Rate for the relevant Eurocurrency Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in the applicable Agreed Currency as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Eurocurrency Interest Period, and having a maturity equal to such Eurocurrency Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available, the applicable Eurocurrency Base Rate for the relevant Eurocurrency Interest Period shall instead be the rate determined by the Agent to be the rate at which Bank One offers to place deposits in the applicable Agreed Currency with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Eurocurrency Interest Period, in the approximate amount of Bank One's relevant Eurocurrency Loan and having a maturity equal to such Eurocurrency Interest Period.

         "EUROCURRENCY INTEREST PERIOD" means, with respect to a Eurocurrency Advance, a period as the applicable Borrower may choose, of one week, one, two, three or six months, or of nine or twelve months if the Agent determines that a nine or twelve month period, as the case may be, is reasonably available, each such period to commence on a Business Day selected by the applicable Borrower on which a Eurocurrency Advance is made to such Borrower pursuant to this Agreement. Such Eurocurrency Interest Period shall end on (but exclude) the day which corresponds numerically to such date one week or one, two, three, six, nine or twelve months thereafter, as the case may be, provided, however, that if there is no such
                                --------  -------
numerically corresponding day in such next week or next, second, third, sixth, ninth or twelfth succeeding month, as applicable, such Eurocurrency Interest Period shall end on the last Business Day of such next week or next, second, third, sixth, ninth or twelfth succeeding month, as applicable. If a Eurocurrency Interest Period would otherwise end on a day which is not a Business Day, such Eurocurrency Interest Period shall end on the next succeeding Business Day, provided, however, that if said next
                                  --------  -------
succeeding Business Day falls in a new calendar month, such Eurocurrency Interest Period shall end on the immediately preceding Business Day.

                                    13

         "EUROCURRENCY LOAN" means a Loan which bears interest at a Eurocurrency Rate.

         "EUROCURRENCY PAYMENT OFFICE" of the Agent shall mean, for each of the Agreed Currencies, the office, branch or affiliate of the Agent, specified as the "EUROCURRENCY PAYMENT OFFICE" for such Agreed Currency in
Schedule 2 hereto or such other office, branch, affiliate or correspondent
----------
bank of the Agent, as it may from time to time specify to the Borrower and each Lender as its Eurocurrency Payment Office.

         "EUROCURRENCY RATE" means, with respect to a Eurocurrency Advance for the relevant Eurocurrency Interest Period, a rate per annum equal to the sum of (i) the quotient of (a) the Eurocurrency Base Rate applicable to such Eurocurrency Interest Period, divided by (b) one minus the Reserve
                              -------            -----
Requirement (expressed as a decimal) applicable to such Eurocurrency Interest Period, plus (ii) the then Applicable Margin, changing as and when
                 ----
the Applicable Margin changes. The Eurocurrency Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

         "EXISTING CREDIT AGREEMENT" is defined in the first recital.

         "EXISTING INDEBTEDNESS" means any and all Indebtedness of the Borrower and its Subsidiaries under the Existing Credit Agreement.

         "EXISTING LCs" means each of the stand-by or commercial Letters of Credit issued under and pursuant to the Existing Credit Agreement and which are described in Schedule 3 hereto.
                 ----------

         "FACILITY FEE" is defined in Section 2.7.
                                      -----------

         "FACILITY LC" means each Existing LC and each stand-by or commercial Letter of Credit issued under Section 2.23(a).
                                         ---------------

         "FACILITY LC APPLICATION AGREEMENT" means each and every
application agreement or other instrument or agreement requested by the LC Issuer pursuant to Section 2.23(c).
                   ---------------

         "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

         "FINANCING" means, with respect to the Borrower or any Subsidiary,
(i) the issuance or sale by such Person of any equity interests (including, without limitation, common stock, preferred stock, warrants and any other equity interests) in such Person and (ii) the issuance or sale by such Person of any Indebtedness (other than Indebtedness permitted under clauses
(i), (iv), (v), (vi) and (vii) of Section 6.12).
                                  -------------

                                    14


         "FIRST-TIER FOREIGN SUBSIDIARY" means each Foreign Subsidiary with respect to which any one or more of the Borrower and its Domestic
Subsidiaries directly owns or controls more than 50% of such Foreign Subsidiary's voting capital stock and other equity interests.

         "FLOATING RATE" means, for any day, the sum of (i) a rate per annum equal to the Alternate Base Rate for such day and (ii) the then Applicable Margin, changing when and as the Alternate Base Rate changes and Applicable Margin changes.

         "FLOATING RATE ADVANCE" means an Advance which bears interest at the Floating Rate.

         "FLOATING RATE LOAN" means a Loan which bears interest at the Floating Rate.

         "FOREIGN SUBSIDIARY" means a Subsidiary organized under the laws of a jurisdiction which is not located in the United States of America.

         "HEDGING OBLIGATIONS" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

         "HOME COUNTRY" is defined in Section 5.19(a).
                                      ---------------

         "INDEBTEDNESS" of a Person means, without duplication, such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease Obligations, (vi) Hedging Obligations, (vii) Contingent Obligations and (viii) Off Balance Sheet Liabilities, (ix) Receivables Facility Attributed Indebtedness and (x) Disqualified Stock.

         "INTELLECTUAL PROPERTY" means (i) any and all intangible personal property consisting of intellectual property, whether or not registered with any governmental entity, including, without limitation, franchises, licenses, patents, technology and know-how, copyrights, trademarks, trade secrets, service marks, logos and trade names and (ii) any and all contract rights (including, without limitation, applications for governmental registrations, license agreements, trust agreements and assignment agreements) creating, evidencing or conveying an interest or right in or to any of the intellectual property described in the preceding clause (i).
                                                            ----------

                                    15


         "INTERCREDITOR AGREEMENT" means that certain Intercreditor Agreement, dated as of October 31, 2001, among the Agent (on behalf of itself and the Lenders), the Senior Noteholders and Bank One, in its capacity as "Collateral Agent" for the Agent, the Lenders and the Senior Noteholders, as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time.

         "INVESTMENT" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit, deposit account (in the nature of, or similar to, a bank account) or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

         "LC DRAFT" means a draft, or other form of demand, drawn or made on a LC Issuer pursuant to a Facility LC.

         "LC ISSUER" means (i) Bank One or any of its Lending Installations or Affiliates in its capacity as LC Issuer hereunder with respect to each Facility LC issued by Bank One or such Lending Installation or Affiliate and
(ii) any Lender (other than Bank One or any Lending Installation or Affiliate thereof) reasonably acceptable to the Agent, in such Lender's capacity as LC Issuer hereunder with respect to any and all Facility LCs issued by such Lender in its sole discretion upon the applicable Borrower's request. All references contained in this Agreement and the other Credit Documents to the "LC Issuer" shall be deemed to apply equally to each of the institutions referred to in clauses (i) and (ii) of this definition in their
                            -----------     ----
respective capacities as LC Issuer of any and all Facility LCs issued by each such institution.

         "LC OBLIGATIONS" means, at any time, the sum, without duplication, of (i) the aggregate amount then available for drawing under all Facility LCs outstanding at such time plus (ii) the face amount of all LC Drafts
                             ----
corresponding to the Facility LCs, which drafts have been accepted by the applicable LC Issuer plus (iii) the aggregate unpaid amount at such time of
                     ----
all Reimbursement Obligations in respect of previous drawings made under Facility LCs.

         "LC PAYMENT DATE" is defined in Section 2.23(e).
                                         ---------------

         "LENDER INCREASE NOTICE" is defined in Section 2.27(a) hereof.

         "LENDERS" means the lending institutions listed on the signature pages of this Agreement and their respective successors and permitted assigns.

         "LENDING INSTALLATION" means, with respect to a Lender, LC Issuer or the Agent, any office, branch, subsidiary or affiliate of such Lender, the LC Issuer or the Agent.

         "LETTER OF CREDIT" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

                                    16


         "LEVERAGE RATIO" means, as of the last day of any fiscal quarter of the Borrower, the ratio of (i) Consolidated Total Debt to (ii) Consolidated Adjusted EBITDA. The Leverage Ratio shall be calculated based upon (a) for Consolidated Total Debt, Consolidated Total Debt as of the last day of each such fiscal quarter, and (b) for Consolidated Adjusted EBITDA, the actual amount for the period of four consecutive fiscal quarters of the Borrower ending on such day.

         "LIEN" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

         "LOAN" means, with respect to a Lender, such Lender's portion of any Advance made pursuant to Section 2.1, and in the case of the Swing Line
                             -----------
Lender, any Swing Line Loan made pursuant to Section 2.2 hereof, and
                                             -----------
collectively all Term Loans, Revolving Loans and Swing Line Loans, whether made or continued as or converted to Floating Rate Loans, Eurocurrency Loans or otherwise.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, Property, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole, (b) the ability of either Borrower or any Subsidiary to perform its respective obligations under the Credit Documents to which it is a party or (c) the validity or enforceability of any of the Credit Documents or any material rights or remedies of the Agent, the Swing Line Lender, the LC Issuer or the Lenders thereunder.

         "MATERIAL DOMESTIC SUBSIDIARY(IES)" means each Domestic Subsidiary of the Borrower (other than any SPV and any Domestic Subsidiary owned by a Foreign Subsidiary), the total assets of which exceed, at any time, ten percent (10.0%) of the consolidated total assets of the Borrower and its consolidated Subsidiaries (other than SPVs).

         "MATERIAL FOREIGN SUBSIDIARY(IES)" means (i) the Non-U.S. Subsidiary Borrower and (ii) each other Foreign Subsidiary of the Borrower (other than any SPV), the total assets of which exceed, at any time, ten percent (10.0%) of the consolidated total assets of the Borrower and its consolidated Subsidiaries (other than SPVs); provided, however, in the event that one of more of such Foreign Subsidiaries are owned through another Foreign Subsidiary, then the Agent shall notify the Borrower whether the "Material Foreign Subsidiary" shall be the holding company Foreign Subsidiary or such holding company's Foreign Subsidiary or Subsidiaries, it being the intention of the parties that the Agent and the Lenders shall be provided with the maximum collateral protection without resulting in any undistributed earnings of any such Foreign Subsidiary being deemed to have been repatriated under the provisions of the Code.

         "MATERIAL INDEBTEDNESS" means any Indebtedness, or group of different Indebtedness, in an aggregate principal amount of at least $10,000,000.

                                    17


         "MAXIMUM EUROCURRENCY AMOUNT" means, at any time, the Equivalent Amount of $100,000,000 minus the aggregate outstanding principal amount of
                       -----
Credit Extensions made to, or issued for the account of, the Non-U.S. Subsidiary Borrower in an Agreed Currency other than Dollars at such time.

         "MAXIMUM NON-U.S. SUBSIDIARY BORROWER AMOUNT" means the Equivalent Amount of $75,000,000.

         "MULTIEMPLOYER PLAN" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "NASH ELMO ACQUISITION" means the Acquisition by the Borrower or any Domestic Subsidiary of all of the issued and outstanding equity interests in the Target.

         "NET CASH PROCEEDS" means, with respect to the Borrower or any Subsidiary, (a) cash (freely convertible into Dollars) received by such Person or any Subsidiary of such Person from any Asset Sale (including cash received as consideration for the assumption or incurrence of liabilities incurred in connection with or in anticipation of such Asset Sale) or any Financing, after (i) provision for all income or other taxes measured by or resulting from such sale of Property, (ii) payment of all reasonable brokerage commissions and other fees and expenses related to such Asset Sale or Financing, and (iii) all amounts used to repay Indebtedness secured by a Lien on any asset disposed of in such Asset Sale which is or may be required (by the express terms of the instrument governing such Indebtedness) to be repaid in connection with such Asset Sale (including payments made to obtain or avoid the need for the consent of any holder of such Indebtedness) or Financing.

         "NEW SUBSIDIARY" is defined in Section 6.15.
                                        ------------

         "NON PRO RATA LOAN" is defined in Section 8.2 hereof.
                                           -----------

         "NON-U.S. SUBSIDIARY BORROWER" means, upon satisfaction of the requirements set forth in Section 2.19, a First-Tier Foreign Subsidiary of
                          ------------
the Borrower, whether now existing or hereafter formed, which shall have delivered to the Agent an Assumption Letter in accordance with Section 2.19
                                                               ------------
and such other documents, instruments and agreements as may be required pursuant to the terms of this Agreement (including Section 4.2), together
                                                   -----------
with its successors and permitted assigns.

         "NON-U.S. SUBSIDIARY BORROWER CREDIT DOCUMENTS" means this Agreement or, as the case may be, the Assumption Letter pursuant to which the Non-U.S. Subsidiary Borrower becomes a party to this Agreement, any Pledge Agreements executed by the Non-U.S. Subsidiary Borrower and any and all Facility LC Application Agreements executed by the Non-U.S. Subsidiary Borrower.

         "NOTE PURCHASE AGREEMENT" means that certain Note Purchase Agreement dated as of September 26, 1996 with respect to the Borrower's $35,000,000 7.32% Senior Notes due


                                    18


September 26, 2006 (the "SENIOR NOTES"), as such Note Purchase Agreement may be amended from time to time.

         "NOTICE OF ASSIGNMENT" is defined in Section 12.3.2.
                                              --------------

         "OBLIGATIONS" means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of each Borrower, respectively, to the Lenders or to any Lender (including the Swing Line Lender), the LC Issuer, the Agent or any indemnified party hereunder arising under the Credit Documents (whether or not allowed as a claim in any insolvency proceeding of either Borrower).

         "OBLIGOR SUBSIDIARY" means (i) a Subsidiary which is a party to a Subsidiary Guaranty or (ii) a Domestic Subsidiary or Material Foreign Subsidiary in connection with which a Pledge Agreement has been executed.

         "OFF BALANCE SHEET LIABILITIES" of a Person means (a) any Receivables Facility Attributed Indebtedness, (b) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries, including pursuant to any Receivables Purchase Facility, (c) any liability under any sale and leaseback transactions which do not create a liability on the consolidated balance sheet of such Person prepared in accordance with the Agreement Accounting Principles, (d) any liability under any financing lease or so-called "synthetic" lease transaction, or (e) any obligations arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person and its Subsidiaries, prepared in accordance with Agreement Accounting Principles.

         "ORIGINATORS" means the Borrower and/or any of its Subsidiaries in their respective capacities as parties to any Receivables Purchase Documents, as sellers or transferors of any Receivables and Related Security in connection with a Permitted Receivables Transfer.

         "OUTSTANDING CREDIT EXPOSURE" means, as to any Lender at any time, the sum of (i) the aggregate principal amount of its Loans outstanding at such time plus (ii) its Outstanding LC Exposure at such time.

         "OUTSTANDING LC EXPOSURE" means, as to any Lender at any time, an amount equal to its Revolving Loan Percentage of the LC Obligations at such time.

         "PARENT GUARANTY" means a Guaranty, substantially in the form of Exhibit B hereto, duly executed and delivered by the Borrower to and in
---------
favor of the Agent, the LC Issuer and the Lenders, as it may from time to time be amended, supplemented or otherwise modified.

         "PARTICIPANTS" is defined in Section 12.2.1.
                                      --------------

                                    19


         "PAYMENT DATE" means the last day of each March, June, September and December, commencing September 30, 2004.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "PERCENTAGE" means, with respect to any Lender, (i) at any time prior to the Closing Date, the percentage obtained by dividing (A) such Lender's Commitments at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the sum of the Aggregate Term Loan Commitment and the Aggregate Revolving Loan Commitment at such time and (ii) at any time after the Closing Date, the percentage obtained by dividing (A) the sum of such Lender's Term Loans and Revolving Loan Commitment at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the sum of the aggregate amount of all of the Term Loans and the Aggregate Revolving Loan Commitment at such time; provided, however, if all of the Commitments
                              --------  -------
are terminated pursuant to the terms of this Agreement, then "Percentage" means the percentage obtained by dividing (i) the sum of (a) such Lender's Term Loans and the Dollar Amount of such Lender's Revolving Loans, plus (b)
                                                                   ----
such Lender's share of the obligation to purchase participations in Swing Line Loans, plus (c) such Lender's share of the obligation to purchase
            ----
participations in Facility LCs by (ii) the sum of (a) the aggregate amount of all Term Loans and the Dollar Amount of Revolving Loans plus (b) the
                                                           ----
aggregate amount of all Swing Line Loans, plus (c) the aggregate outstanding
                                          ----
Dollar Amount of all Facility LCs.

         "PERMITTED RECEIVABLES TRANSFER" means (i) a sale or other transfer by an Originator to a SPV of Receivables and Related Security for fair market value and without recourse (except for limited recourse typical of such structured finance transactions), and/or (ii) a sale or other transfer by a SPV to (a) purchasers of or other investors in such Receivables and Related Security or (b) any other Person (including a SPV) in a transaction in which purchasers or other investors purchase or are otherwise transferred such Receivables and Related Security, in each case pursuant to and in accordance with the terms of the Receivables Purchase Documents.

         "PERSON" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "PLAN" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

         "PLEDGE AGREEMENT" means a Pledge Agreement on terms and conditions reasonably acceptable to the Agent duly executed and delivered by the Borrower and/or any of its Subsidiaries to and in favor of the Agent, the Swing Line Lender, the LC Issuer and the Lenders, as it may from time to time be amended, supplemented or otherwise modified with respect to (i) one hundred percent (100%) of the outstanding capital stock and other equity interests of each of the Borrower's Material Domestic Subsidiaries and (ii) sixty-five percent (65%) of the outstanding capital stock and other equity interests of each of the Borrower's Material Foreign


                                    20

Subsidiaries including, but not limited to, after it has become a party hereto, the Non-U.S. Subsidiary Borrower.

         "PREPAYMENT NOTICE" is defined in Section 2.4(b).
                                           --------------

         "PRIME RATE" means a rate per annum equal to the prime rate of interest announced by the Agent or its parent from time to time (which is not necessarily the lowest rate of interest charged to any customer), changing when and as said prime rate changes.

         "PROPERTY" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person, including, without limitation, Intellectual Property.

         "PROPOSED NEW LENDER" is defined in Section 2.27(a) hereof.
                                             ---------------

         "PURCHASERS" is defined in Section 12.3.1.
                                    --------------

         "RECEIVABLE(S)" means and includes all of the applicable Originator's or SPV's presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of such Originator or SPV, as applicable, to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

         "RECEIVABLES AND RELATED SECURITY" means the Receivables and the related security and collections with respect thereto which are sold or transferred by any Originator or SPV in connection with any Permitted Receivables Transfer.

         "RECEIVABLES FACILITY ATTRIBUTED INDEBTEDNESS" means the amount of obligations outstanding under a Receivables Purchase Facility on any date of determination that would be characterized as principal if such facility were structured as a secured lending transaction rather than as a purchase.

         "RECEIVABLES FACILITY FINANCING COST" means such portion of the cash fees, service charges, and other costs, as well as all collections or other amounts retained by purchasers of Receivables pursuant to a Receivables Purchase Facility, which are in excess of amounts paid to the Borrower and its consolidated Subsidiaries under any Receivables Purchase Facility for the purchase of Receivables pursuant to such facility and are the equivalent of the interest component of the financing if the transaction were characterized as an on-balance sheet transaction.

         "RECEIVABLES PURCHASE DOCUMENTS" means any series of receivables purchase or sale agreements generally consistent with terms contained in comparable structured finance transactions pursuant to which an Originator or Originators sell or transfer to SPVs all of their respective right, title and interest in and to certain Receivables and Related Security for further



                                    21


sale or transfer to other purchasers of or investors in such assets (and the other documents, instruments and agreements executed in connection therewith), as any such agreements may be amended, restated, supplemented or otherwise modified from time to time, or any replacement or substitution therefor.

         "RECEIVABLES PURCHASE FACILITY" means the securitization facility made available to the Borrower, pursuant to which the Receivables and Related Security of the Originators are transferred to one or more SPVs, and thereafter to certain investors, pursuant to the terms and conditions of the Receivables Purchase Documents.

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

         "REIMBURSEMENT OBLIGATIONS" means, at any time, the aggregate of all obligations of each Borrower then outstanding under Section 2.23 to
                                                        ------------
reimburse any LC Issuer for amounts paid by any such LC Issuer in respect of any one or more drawings under Facility LCs.

         "RELEVANT PREPAYMENT PERCENTAGE" means (a) so long as the Leverage Ratio is greater than 3.5 to 1.0, (i) 100% in the case of prepayments required in connection with an Asset Sale, (ii) 50% in the case of prepayments required in connection with a Financing constituting an issuance or sale of any equity interests (including, without limitation, common stock, preferred stock, warrants and any other equity interests) and (iii) 75% in the case of prepayments required in connection with a Financing constituting an issuance or sale of any Indebtedness and (b) so long as the Leverage Ratio is equal to or less than 3.5 to 1.0, (i) 50% in the case of prepayments required in connection with an Asset Sale and (ii) 0% in the case of prepayments required in connection with a Financing.

         "RENTALS" of a Person means the aggregate fixed amounts payable by such Person under any lease of Property having an original term (including any required renewals or any renewals at the option of the lessor or lessee) of one year or more (but does not include any amounts payable under Capitalized Leases of such Person).

         "REPORTABLE EVENT" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however,
                                                         --------  -------
that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of


                                    22

ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "REQUIRED LENDERS" means, as of the date of determination thereof, Lenders having, in the aggregate, Percentages of at least 51%; provided,
                                                               --------
however, that, if any of the Lenders shall have failed to fund its Revolving
-------
Loan Percentage of (i) any Revolving Loan requested by either Borrower, (ii) any Revolving Loans required to be made in connection with reimbursement for any LC Obligations, or (iii) any participation in any Swing Line Loan as requested by the Agent, which such Lenders are obligated to fund under the terms of this Agreement and any such failure has not been cured, then for so long as such failure continues, "REQUIRED LENDERS" means Lenders (excluding all Lenders whose failure to fund their respective Revolving Loan Percentages of such Revolving Loans or to purchase participations have not been so cured) whose Percentages equal at least 51% of the aggregate Percentages of such Lenders; provided, further, however, that, if the
                             --------  -------  -------
Commitments have been terminated pursuant to the terms of this Agreement, "REQUIRED LENDERS" means Lenders (without regard to such Lenders' performance of their respective obligations hereunder) in the aggregate holding at least 51% of the Aggregate Outstanding Credit Exposure.

         "RESERVE REQUIREMENT" means, with respect to and during a Eurocurrency Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities. For purposes of this definition, all Eurocurrency Loans shall be deemed to be "Eurocurrency liabilities" as defined in Regulation D.

         "REVOLVING CREDIT AVAILABILITY" means, at any particular time, the amount by which (i) the Aggregate Revolving Loan Commitment at such time exceeds (ii) the Dollar Amount of the Revolving Credit Obligations outstanding at such time.

         "REVOLVING CREDIT OBLIGATIONS" means, at any particular time, the sum of (i) the Dollar Amount of the Revolving Loans outstanding at such time, plus (ii) the amount of the Swing Line Loans outstanding at such time,
      ----
plus (iii) the Dollar Amount of LC Obligations outstanding at such time.
----

         "REVOLVING LOAN" is defined in Section 2.1(a).
                                        --------------

         "REVOLVING LOAN COMMITMENT" means, for each Lender, the obligation of such Lender to make Revolving Loans and to purchase participations in Facility LCs and to participate in Swing Line Loans in an amount not exceeding the amount set forth opposite its name on Schedule 1 hereto under
                                                    ----------
the heading "Revolving Loan Commitment" or in the Assignment Agreement by which it became a Lender, as such amount may be modified from time to time pursuant to the terms of this Agreement, or to give effect to any applicable Assignment Agreement.

         "REVOLVING LOAN PERCENTAGE" means, with respect to any Lender, the percentage obtained by dividing (A) the amount of such Lender's Revolving Loan Commitment (as adjusted


                                    23


from time to time in accordance with the provisions of this Agreement) by
(B) the Aggregate Revolving Loan Commitment at such time; provided, however,
                                                          --------  -------
if all of the Commitments are terminated pursuant to the terms of this Agreement, then "Revolving Loan Percentage" means the percentage obtained by dividing (i) the sum of (a) the Dollar Amount of such Lender's Revolving Loans, plus (b) such Lender's share of the obligation to purchase
       ----
participations in Swing Line Loans, plus (c) such Lender's share of the
                                    ----
obligation to purchase participations in Facility LCs by (ii) the sum of (a) the aggregate Dollar Amount of all Revolving Loans, plus (b) the aggregate
                                                    ----
amount of all Swing Line Loans, plus (c) the aggregate outstanding Dollar
                                ----
Amount of all Letters of Credit.

         "REVOLVING LOAN TERMINATION DATE" means September 1, 2009.

         "RISK-BASED CAPITAL GUIDELINES" is defined in Section 3.2.
                                                       -----------

         "SECTION" means a numbered section of this Agreement, unless another document is specifically referenced.

         "SELLING LENDER" is defined in Section 2.27(b) hereof.
                                        ---------------

         "SENIOR NOTES" is defined in the definition of Note Purchase Agreement above.

         "SENIOR NOTEHOLDERS" means each of the holders of the Senior Notes.

         "SINGLE EMPLOYER PLAN" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

         "SPV" means any special purpose entity established for the purpose of purchasing Receivables in connection with a receivables securitization transaction permitted under the terms of this Agreement.

         "SUBSIDIARY" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

         "SUBSIDIARY GUARANTY" means a Guaranty, substantially in the form of Exhibit C hereto, duly executed and delivered by each Domestic Subsidiary
   ---------
of the Borrower to and in favor of the Agent, the LC Issuer and the Lenders, as it may from time to time be amended, supplemented or otherwise modified.

         "SUBSTANTIAL PORTION" means, with respect to the Property of any Person and its Subsidiaries, Property which (i) represents more than 10% of the consolidated assets of such


                                    24


Person and its Subsidiaries as would be shown in the consolidated financial statements of such Person and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (ii) is responsible for more than 10% of the consolidated net sales or of the consolidated net income of such Person and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.
                                                     ----------

         "SWING LINE COMMITMENT" means the obligation of the Swing Line Lender to make Swing Line Loans up to a maximum principal amount of $10,000,000 at any one time outstanding.

         "SWING LINE LENDER" means Bank One.

         "SWING LINE LOAN" means a Loan made available to the Borrower by the Swing Line Lender pursuant to Section 2.2(a) hereof.
                                  --------------

         "TARGET" means nash_elmo Holdings LLC, a Delaware limited liability company.

         "TERM LOAN" is defined in Section 2.3(a) hereof.
                                   --------------

         "TERM LOAN COMMITMENT" means, for each Lender, the obligation of such Lender to make its Term Loan pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth opposite its name on Schedule 1 hereto under the heading "Term Loan
                     ----------
Commitment," as such amount may be modified from time to time pursuant to the terms hereof.

         "TERM LOAN FINAL MATURITY DATE" means September 1, 2009.

         "TERM LOAN LENDER" means any Lender with a Term Loan Commitment.

         "TERM LOAN PERCENTAGE" means, with respect to any Term Loan Lender,
(i) at any time prior to the Closing Date, the percentage obtained by dividing (A) such Term Loan Lender's Term Loan Commitment by (B) the Aggregate Term Loan Commitment, and (ii) at any time after the Closing Date, the percentage obtained by dividing (A) the sum of such Term Loan Lender's Term Loans at such time by (B) the sum of the aggregate amount of all of the Term Loans at such time.

         "TRANSFEREE" is defined in Section 12.4.
                                    ------------

         "TYPE" means, with respect to any Advance or Loan, its nature as a Floating Rate Advance or Floating Rate Loan, as applicable, or a
Eurocurrency Advance or Eurocurrency Loan.

         "UNFUNDED LIABILITIES" means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans, but only to the extent that such excess represents a potential liability of the


                                    25

Borrower or a member of the Controlled Group to the PBGC or such Plan under Title IV of ERISA.

         "UNMATURED DEFAULT" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "WHOLLY-OWNED SUBSIDIARY" of a Person means (i) any Subsidiary all of the outstanding voting securities (except securities required as directors' qualifying shares) of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                          ARTICLE II: THE CREDITS

         2.1. Revolving Loans. (a) Amount of Revolving Loans. Prior to the
              ---------------      -------------------------
Closing Date, certain revolving loans were previously made to the Borrower under the Existing Credit Agreement which remain outstanding as of the date hereof and, subject to the terms and conditions hereof, the parties hereto acknowledge and agree that, on the Closing Date, the terms of such revolving loans will be restated in their entirety by, and shall be re-evidenced as Revolving Loans under, this Agreement. Upon the satisfaction of the conditions precedent contained in Section 4.1, Section 4.3, and, with
                                  -----------  -----------
respect to the Non-U.S. Subsidiary Borrower, Section 4.2, from and including
                                             -----------
the date of this Agreement and prior to the Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to Section 2.7 hereof or the Commitments pursuant
                            -----------
to Section 8.1 hereof), each Lender severally agrees, on the terms and
   -----------
conditions set forth in this Agreement, to make revolving loans to the applicable Borrower from time to time in Agreed Currencies in an aggregate Dollar Amount with respect to any such Loan not to exceed such Lender's Revolving Loan Percentage of Revolving Credit Availability, or, if less, such Lender's Revolving Loan Commitment, at such time (each individually, a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS"); provided,
                                                            --------
however, that (i) at no time shall the Revolving Credit Obligations exceed
-------
the Aggregate Revolving Loan Commitment, (ii) upon giving effect to each Revolving Loan, the aggregate outstanding principal Dollar Amount of all Eurocurrency Advances and Facility LCs in Agreed Currencies other than Dollars shall not exceed the Maximum Eurocurrency Amount and (iii) upon giving effect to each Revolving Loan, the aggregate outstanding principal Dollar Amount of all Revolving Loans and Facility LCs made to or issued for the account of the Non-U.S. Subsidiary Borrower shall not exceed the Maximum Non-U.S. Subsidiary Borrower Amount. Subject to the terms of this Agreement, a Borrower may borrow, repay and reborrow Revolving Loans at any time prior to the Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving


                                    26

Loan Commitment pursuant to Section 2.7 hereof or the Commitments pursuant
                            -----------
to Section 8.1 hereof). The Revolving Loan Commitments to lend hereunder
   -----------
shall expire on the Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to Section 2.7 hereof or the Commitments pursuant to Section 8.1
            -----------                                       -----------
hereof). On the Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to
Section 2.7 hereof or the Commitments pursuant to Section 8.1 hereof), each
-----------                                       -----------
Borrower shall repay in full the outstanding principal balance of its Revolving Loans (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall be liable only to repay Loans made to the Non-U.S. Subsidiary Borrower). Each Advance under this Section 2.1 shall consist of Revolving
                                   -----------
Loans made by each Lender ratably in proportion to such Lender's Revolving Loan Percentage.

              (b) Dollar Equivalent Calculations. For so long as the aggregate
                  ------------------------------
outstanding amount of Revolving Loans, Swing Line Loans and the Aggregate Outstanding LC Exposure is less than 95% of the Aggregate Revolving Loan Commitment, the Dollar Amount of each Eurocurrency Advance and Facility LC in an Agreed Currency other than Dollars for all purposes under this
Agreement (other than Section 2.25) shall be the Dollar Amount thereof as of
                      ------------
the date such Eurocurrency Advance was made or Facility LC was issued. For so long as the aggregate outstanding amount of Revolving Loans, Swing Line Loans and the Aggregate Outstanding LC Exposure is equal to or greater than 95% of the Aggregate Revolving Loan Commitment, the Agent shall determine the Dollar Amount of all Eurocurrency Advances and Facility LCs in Agreed Currencies other than Dollars as of the first Business Day in each week, and the availability of Loans and Facility LCs under this Agreement shall be determined on the basis of such Dollar Amount most recently determined.

              (c) Borrowing Notice. In connection with each Revolving Loan
                  ----------------
request, the applicable Borrower shall deliver to the Agent a Borrowing Notice, signed by it, in accordance with the terms of Section 2.9.
                                                      -----------

              (d) Making of Revolving Loans. Promptly after receipt of the
                  -------------------------
Borrowing Notice under Section 2.9 in respect of Revolving Loans, the Agent
                       -----------
shall notify each Lender with a Revolving Loan Commitment greater than zero by telecopy, or other similar form of transmission, of the requested Revolving Loan. Each Lender with a Revolving Loan Commitment greater than zero shall make available its Revolving Loan in accordance with the terms of
Section 2.9 and the Agent will promptly make the funds so received from the
-----------
Lenders available to the applicable Borrower in accordance with Section 2.9.
                                                                -----------
The failure of any Lender to deposit the amount described above with the Agent on the applicable Borrowing Date shall not relieve any other Lender of its obligations hereunder to make its Revolving Loan on such Borrowing Date.

         2.2. Swing Line Loans. (a) Amount of Swing Line Loans. Upon the
              ----------------      --------------------------
satisfaction of the conditions precedent set forth in Section 4.1 and 4.3,
                                                      -----------     ---
from and including the date of this Agreement and prior to the Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to Section 2.7 hereof or
                                                    -----------
the Commitments pursuant to Section 8.1 hereof), the Swing Line Lender
                            -----------
agrees, on


                                    27


the terms and conditions set forth in this Agreement, to make swing line loans to the Borrower (but not to the Non-U.S. Subsidiary Borrower) from time to time, in Dollars, in an aggregate amount outstanding at any time not to exceed the Swing Line Commitment (each, individually, a "SWING LINE LOAN" and collectively, the "SWING LINE LOANS"); provided, however, that at no
                                           --------  -------
time shall the amount of Revolving Credit Obligations exceed the Aggregate Revolving Loan Commitment; and provided, further, that at no time shall the
                               --------  -------
sum of (a) the outstanding amount of the Swing Line Loans made by the Swing Line Lender and not risk participated to other Lenders in accordance with
Section 2.2(d) of this Agreement, plus (b) the outstanding amount of
--------------                    ----
Revolving Loans made by the Swing Line Lender pursuant to Section 2.1 (after
                                                          -----------
giving effect to any concurrent repayment of Loans) plus (c) the Swing Line
                                                    ----
Lender's Outstanding LC Exposure, exceed the Swing Line Lender's Revolving Commitment at such time. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Swing Line Loans at any time prior to the Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to
Section 2.7 hereof or the Commitments pursuant to Section 8.1 hereof).
-----------                                       -----------

              (b) Borrowing Notice; Applicable Interest Rate; Minimums. The
                  ----------------------------------------------------
Borrower shall deliver to the Agent and the Swing Line Lender a Borrowing Notice, signed by it, not later than 11:00 a.m. (Chicago time) on the Borrowing Date of each Swing Line Loan, specifying (i) the applicable Credit Extension Date (which shall be a Business Day), and (ii) the aggregate amount of the requested Swing Line Loan. The Swing Line Loans shall bear interest at such rate as shall have been agreed to between the Borrower and the Swing Line Lender or, if no such rate has been agreed to, at the Floating Rate but, in any case, shall otherwise be subject to the terms applicable to Floating Rate Loans hereunder. The Swing Line Loans shall be in an amount not less than $250,000 and multiples of $100,000 in excess thereof.

              (c) Making of Swing Line Loans. Promptly after receipt of the
                  --------------------------
Borrowing Notice under Section 2.2(b) in respect of Swing Line Loans, the
                       --------------
Agent shall notify each Lender by telex or telecopy, or other similar form of transmission, of the requested Swing Line Loan. Not later than 2:00 p.m. (Chicago time) on the applicable Borrowing Date, the Swing Line Lender shall make available its Swing Line Loan, in funds immediately available in Chicago to the Agent at its address specified pursuant to Article XIV. The
                                                          -----------
Agent will promptly make the funds so received from the Swing Line Lender available to the Borrower at the Agent's aforesaid address.

              (d) Repayment of Swing Line Loans. Each Swing Line Loan shall
                  -----------------------------
be paid in full by the Borrower on or before the fifth (5th) Business Day after the Borrowing Date for such Swing Line Loan (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall not be liable to repay any Swing Line Loans). The Borrower may at any time repay or prepay, without penalty or premium, all outstanding Swing Line Loans or, in a minimum amount of $100,000 (with increments of $100,000 in excess thereof), any portion of the outstanding Swing Line Loans, upon notice to the Agent and the Swing Line Lender. In addition, the Agent (i) may at any time in its sole discretion with respect to any outstanding Swing Line Loan, or (ii) shall on the fifth (5th) Business Day after the Borrowing Date of any Swing Line Loan, require each Lender (including the Swing Line Lender in its capacity as a Lender) to make a Revolving Loan under Section 2.1 in the amount of
                                            -----------
such Lender's Revolving Loan Percentage of such Swing


                                    28

Line Loan, for the purpose of repaying such Swing Line Loan. Not later than 3:00 p.m. (Chicago time) on the date of any notice received pursuant to this
Section 2.2(d), each Lender shall make available its required Revolving Loan
--------------
or Revolving Loans, in funds immediately available in Chicago to the Agent at its address specified pursuant to Article XIV. Revolving Loans made
                                     -----------
pursuant to this Section 2.2(d) shall be Floating Rate Loans. Unless a
                 --------------
Lender shall have notified the Swing Line Lender, prior to its making any Swing Line Loan, that any applicable condition precedent set forth in
Section 4.1 or 4.3 had not then been satisfied, such Lender's obligation to
-----------    ---
make Revolving Loans pursuant to this Section 2.2(d) to repay Swing Line
                                      --------------
Loans shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Agent, the Swing Line Lender or any other Person, (B) the occurrence or continuance of a Default or Unmatured Default, (C) any adverse change in the condition (financial or otherwise) of the Borrower or any of its Subsidiaries, or (D) any other circumstances, happening or event whatsoever. In the event that any Lender fails to make payment to the Agent of any amount due under this Section 2.2(d), the Agent shall be entitled to
                             --------------
receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Lender fails to make payment to the Agent of any amount due under this Section 2.2(d), such
                                                  --------------
Lender shall be deemed, at the option of the Agent, to have unconditionally and irrevocably purchased from the Swing Line Lender, without recourse or warranty, an undivided interest and participation in the applicable Swing Line Loan in the amount of such Revolving Loan, and such interest and participation may be recovered from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received. On the Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to Section 2.7 hereof or the Commitments pursuant to Section 8.1 hereof),
   -----------                                       -----------
the Borrower shall repay in full the outstanding principal balance of the Swing Line Loans (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall not be liable to repay any Swing Line Loans).

         2.3. Term Loan.
              ---------

              (a) Amounts of Term Loans. Prior to the Closing Date, certain
                  ---------------------
term loans were previously made to the Borrower under the Existing Credit Agreement which remain outstanding as of the date hereof and, subject to the terms and conditions hereof, the parties hereto acknowledge and agree that, on the Closing Date, the terms of the such term loans will be restated in their entirety by, and shall be re-evidenced as Term Loans under, this Agreement. Subject to the terms and conditions set forth in this Agreement, each Term Loan Lender on the Closing Date severally agrees to make on the Closing Date a term loan in Dollars to the Borrower in an aggregate amount equal to such Lender's Term Loan Commitment (each individually, a "TERM LOAN"
                                                                   ---------
and, collectively, the "TERM LOANS"). All Term Loans shall be made by
                        ----------
the Term Loan Lenders on the Closing Date simultaneously and proportionately to their respective Term Loan Percentages, it being understood that no Term Loan Lender shall be responsible for any failure by any other Term Loan Lender to perform its obligation to make any


                                    29

Term Loan hereunder nor shall the Term Loan Commitment of any Lender be increased or decreased as a result of any such failure.

              (b) Borrowing Notice. The Borrower shall execute and deliver
                  ----------------
to the Agent a Borrowing Notice on the Closing Date. Such Borrowing Notice shall specify (i) the aggregate amount of the Term Loans being requested (which shall be equal to the Aggregate Term Loan Commitment) and (ii) instructions for the disbursement of proceeds of such Term Loans. Any Borrowing Notice given pursuant to this Section 2.3(b) shall be irrevocable.
                                        --------------

              (c) Making of Term Loans. Promptly after receipt of the
                  --------------------
Borrowing Notice under Section 2.3(b) in respect of the Term Loans, the
                       --------------
Agent shall notify each Term Loan Lender by telecopy, or other similar form of transmission, of the proposed Advance. Each Term Loan Lender shall deposit an amount equal to its Term Loan Percentage of the Term Loans with the Agent at its office in Chicago, Illinois, in immediately available funds, on the Closing Date, as specified in the Borrowing Notice. Subject to the fulfillment of the conditions precedent set forth in Sections 4.1 and 4.3,
                                                         ------------     ---
as applicable, the Agent shall make the proceeds of such amounts received by it available to the Borrower at the Agent's office in Chicago, Illinois on such date and shall disburse such proceeds in accordance with the Borrower's disbursement instructions set forth in such Borrowing Notice. The failure of any Term Loan Lender to deposit the amount described above with the Agent on such date shall not relieve any other Term Loan Lender of its obligations hereunder to make its Term Loan on such date.

              (d) Repayment of the Term Loans. The Term Loans shall be
                  ---------------------------
repaid in nineteen (19) consecutive quarterly installments (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall not be liable to repay any Term Loans). Each payment shall be due and payable on the last Business Day of the applicable calendar quarter. The first Term Loan installment shall be due and payable on the last Business Day of the calendar quarter ending December 31, 2004 and such installments shall continue on the last Business Day of each calendar quarter thereafter through and including the Term Loan Final Maturity Date. The Term Loans shall be permanently reduced by the amount of each installment on the date payment thereof is made hereunder. The installments shall be in the aggregate amounts set forth below:

           Calendar Quarter Ended:        Installment Amount Due and Payable
           ----------------------         ----------------------------------
                                          on the Last Business Day of such
                                          --------------------------------
                                          Calendar Quarter:
                                          ----------------

         December 31, 2004                          $1,875,000
         March 31, 2005                             $1,875,000
         June 30, 2005                              $1,875,000
         September 30, 2005                         $1,875,000
         December 31, 2005                          $3,750,000
         March 31, 2006                             $3,750,000
         June 30, 2006                              $3,750,000
         September 30, 2006                         $3,750,000
         December 31, 2006                          $5,625,000
         March 31, 2007                             $5,625,000



                                    30

           Calendar Quarter Ended:        Installment Amount Due and Payable
           ----------------------         ----------------------------------
                                          on the Last Business Day of such
                                          --------------------------------
                                          Calendar Quarter:
                                          ----------------

         June 30, 2007                              $5,625,000
         September 30, 2007                         $5,625,000
         December 31, 2007                          $9,375,000
         March 31, 2008                             $9,375,000
         June 30, 2008                              $9,375,000
         September 30, 2008                         $9,375,000
         December 31, 2008                         $16,875,000
         March 31, 2009                            $16,875,000
         June 30, 2009                             $16,875,000
         Term Loan Final Maturity Date      Balance of the Term Loans

No installment of any Term Loan shall be reborrowed once repaid.

              (e) Voluntary Prepayments. In addition to the scheduled
                  ---------------------
payments on the Term Loans, the Borrower may make the voluntary prepayments described in Section 2.4(b), with such prepayments applied ratably to reduce
             --------------
all outstanding installments under the Term Loans.

         2.4. Repayments and Prepayments of Advances.
              --------------------------------------

              (a) Repayment at Maturity. Any outstanding Advances and Loans
                  ---------------------
(other than the Term Loans) and all other unpaid Obligations shall be paid in full by the applicable Borrower on the Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to Section 2.7 hereof or the Commitments pursuant
                            -----------
to Section 8.1 hereof) (it being understood and agreed that the Non-U.S.
   -----------
Subsidiary Borrower shall be obligated to repay only the Loans made to it and to pay only the other Obligations incurred by it).

              (b) Optional Prepayments. Subject to Section 3.4 and the
                  --------------------             -----------
requirements of this Section 2.4(b), either Borrower may (a) following
                     --------------
notice given to the Agent by such Borrower, by not later than 10:00 a.m. (Chicago time) one Business Day prior to the date of the proposed prepayment, such notice specifying the aggregate principal amount of and the proposed date of the prepayment (the "PREPAYMENT NOTICE"), and if such notice is given such Borrower shall, prepay in an aggregate minimum amount of $3,000,000 the outstanding principal amounts of the Floating Rate Loans comprising part of the same Advance in whole or ratably in part without penalty or premium and (b) following notice given to the Agent by either Borrower by not later than 10:00 a.m. (Chicago time) on, if the Advance to be prepaid is a Eurocurrency Advance, the third Business Day preceding the date of the proposed prepayment, such notice specifying the Eurocurrency Advance to be prepaid and the proposed date of the prepayment, and, if such notice is given, such Borrower shall, prepay in a minimum amount of $3,000,000 and in multiples of $1,000,000 in excess thereof the outstanding principal amounts of the Eurocurrency Loans comprising a Eurocurrency Advance without penalty or premium, except as otherwise


                                    31

provided in Section 3.4, together with accrued interest to the date of such
            -----------
prepayment on the principal amount prepaid.

              (c) Mandatory Prepayments.
                  ---------------------

              (i)   Generally. If at any time, (a) the Dollar Amount of the
                    ---------
Revolving Credit Obligations exceeds 105% of the Aggregate Revolving Loan Commitment, (b) the Dollar Amount of all Eurocurrency Loans and Facility LCs in Agreed Currencies other than Dollars exceeds 105% of the Maximum Eurocurrency Amount (utilizing the exchange rates determined in accordance with Section 2.1), (c) the aggregate amount of the outstanding Swing Line
     ------------
Loans exceeds 105% of the Swing Line Commitment or (d) the Dollar Amount of Revolving Loans and Facility LCs made to or issued for the account of the Non-U.S. Subsidiary Borrower exceeds 105% of the Maximum Non-U.S. Subsidiary Borrower Amount, the applicable Borrower for the ratable benefit of the Lenders shall immediately prepay Revolving Loans (to be applied to such Loans as the applicable Borrower shall direct at the time of such payment) in an aggregate amount such that after giving effect thereto (w) the Dollar Amount of the Revolving Credit Obligations is less than or equal to the Aggregate Revolving Loan Commitment, (x) the Dollar Amount of all Eurocurrency Loans and Facility LCs in Agreed Currencies other than Dollars is less than or equal to the Maximum Eurocurrency Amount, (y) the amount of outstanding Swing Line Loans is less than or equal to the Swing Line Commitment and (z) the Dollar Amount of Revolving Loans and Facility LCs made to or issued for the account of the Non-U.S. Subsidiary Borrower is less than or equal to the Maximum Non-U.S. Subsidiary Borrower Amount (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall not be liable for any Loans made to, or Obligations incurred by, the Borrower).

              (ii)  Asset Sales. Upon the consummation of any Asset Sale by
                    -----------
the Borrower or any Subsidiary, within three (3) Business Days after the Borrower's or any of its Subsidiaries' receipt of any Net Cash Proceeds (or conversion to cash of non-cash proceeds (whether principal or interest and including securities and release of escrow arrangements)) from any such Asset Sale, the Borrower shall make a mandatory prepayment of the Loans and cash collateralize the Reimbursement Obligations, subject to the provisions governing the application of payments set forth in Section 2.4(d), in an amount equal to the Relevant Prepayment Percentage of such Net Cash Proceeds.

              (iii) Financings. Upon the consummation of any Financing by
                    ----------
the Borrower or any Subsidiary, within three (3) Business Days after the Borrower's or any of its Subsidiaries' receipt of any Net Cash Proceeds from any such Financing, the Borrower shall make a mandatory prepayment of the Loans and cash collateralize the Reimbursement Obligations, subject to the provisions governing the application of payments set forth in Section 2.4(d), in an amount equal to the Relevant Prepayment Percentage of such Net Cash Proceeds.

              (d) Subject to the terms and conditions of this Agreement, any amount paid or prepaid before the Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to Section 2.7 hereof or the Commitments pursuant to
                       -----------
Section 8.1 hereof) pursuant to Section 2.4(c)(i) with respect to Loans
-----------                     -----------------

                                    32


(other than the Term Loans) may be borrowed, repaid and borrowed again prior to the Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to
Section 2.7 hereof or the Commitments pursuant to Section 8.1 hereof).
-----------                                       -----------
Notwithstanding the foregoing, (i) each mandatory prepayment and cash collateralization required by clauses (ii) and (iii) of Section 2.4(c) (a
                              ------------     -----    --------------
"DESIGNATED PREPAYMENT") shall be applied (i) first to repay the then
                                              -----
remaining installments of the Term Loans in the inverse order of maturity,
(ii) second, upon repayment in full of the Term Loans, to prepay the
     ------
Revolving Loans then outstanding and (iii) upon repayment in full of the Revolving Loans, to cash collateralize the Reimbursement Obligations as contemplated by Section 2.23(m). Designated Prepayments of Loans shall first
                ---------------
be applied to Floating Rate Loans and to any Eurocurrency Loans maturing on such date and then to subsequently maturing Eurodollar Rate Loans in order of maturity. Designated Prepayments of Revolving Loans and Reimbursement Obligations shall be accompanied by a permanent reduction and termination, on a Dollar for Dollar basis, in the amount of the Aggregate Revolving Loan Commitment ratably among the Lenders.

         2.5. Ratable Loans. Each Advance hereunder shall consist of Loans
              -------------
made from the several Lenders ratably in proportion to their respective Revolving Loan Percentages or Term Loan Percentages, as applicable.

         2.6. Types of Advances. The Advances may be Floating Rate Advances
              -----------------
or Eurocurrency Advances, or a combination thereof, selected by the applicable Borrower in accordance with Sections 2.8 and 2.9.
                                       ------------     ---

         2.7. Facility Fee; Reductions in Aggregate Revolving Loan
              ----------------------------------------------------
Commitment. The Borrowers agree to pay to the Agent for the pro rata account
----------
of the Lenders according to their Percentages (except as set forth in
Section 8.2), a facility fee accruing at the rate of the Applicable Facility
-----------
Fee per annum based on the Aggregate Revolving Loan Commitment (without regards to usage thereof), from the date hereof to and including the Revolving Loan Termination Date, payable on each Payment Date hereafter and on the Revolving Loan Termination Date (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall not be liable to pay any Facility Fees determined to be attributable to the Borrower). The Borrower may permanently reduce the Aggregate Revolving Loan Commitment in whole, or in part, ratably among the Lenders in integral multiples of $5,000,000 upon at least three Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction (the "AGGREGATE REVOLVING LOAN COMMITMENT REDUCTION NOTICE"); provided, that the amount of the Aggregate
                               --------
Revolving Loan Commitment may not be reduced below the Dollar Amount of the Aggregate Outstanding Credit Exposure not attributable to Term Loans. All accrued Facility Fees shall be payable on the effective date of any termination of the Revolving Loan Commitments of the Lenders and the obligation of the Borrowers to pay facility fees with respect to any Revolving Loan Commitments shall terminate on the date of any termination of the Revolving Loan Commitments.

         2.8. Minimum Amount of Each Advance; Maximum Interest Periods. Each
              --------------------------------------------------------
Eurocurrency Advance shall be in the minimum amount of $3,000,000 or the Approximate


                                    33

Equivalent Amount of any Agreed Currency other than Dollars (and in multiples of $1,000,000 or the Approximate Equivalent Amount of any Agreed Currency other than Dollars if in excess thereof), and each Floating Rate Advance (other than an Advance to repay Swing Line Loans or Reimbursement Obligations) shall be in the minimum amount of $3,000,000 (and a multiple of $1,000,000 if in excess thereof); provided, that any Floating Rate Advance
                                  --------
may be in the amount of the Revolving Credit Availability. In addition, the Borrowers shall select Eurocurrency Interest Periods under Sections 2.9 and
                                                           ------------
2.10 so that no more than ten (10) Eurocurrency Interest Periods shall be
----
outstanding at any one time.

         2.9. Method of Selecting New Advances. The applicable Borrower
              --------------------------------
shall select the Type of Advance and, in the case of each Eurocurrency Advance, the Eurocurrency Interest Period and Agreed Currency applicable to each Advance from time to time. The applicable Borrower shall give the Agent irrevocable notice (a "BORROWING NOTICE") or, in the case of the Non-U.S. Subsidiary Borrower, the Borrower may give the Agent a Borrowing Notice on its behalf, by telephone or telefax not later than 11:00 a.m. (Chicago time)
(i) on the proposed Borrowing Date of each Floating Rate Advance, (ii) three Business Days before the Borrowing Date for each Eurocurrency Advance in Dollars and (iii) four Business Days before the Borrowing Date for each Eurocurrency Advance in an Agreed Currency other than Dollars, specifying:

         (i)    the applicable Borrower;

         (ii) Borrowing Date, which shall be a Business Day, of such Advance,

         (iii)  the aggregate amount of such Advance,

         (iv)   the Type of Advance selected, and

         (v) in the case of each Eurocurrency Advance, the Agreed Currency and the Eurocurrency Interest Period applicable thereto.

With respect to the Term Loans, the Borrower may not select a Eurocurrency Interest Period that ends after the Term Loan Final Maturity Date. With respect to the Revolving Loans, the applicable Borrower may not select a Eurocurrency Interest Period that ends after the Revolving Loan Termination Date. Not later than (i) 1:00 p.m. (Chicago time) on each Borrowing Date with respect to Floating Rate Advances and (ii) noon (Chicago time) on each Borrowing Date for Eurocurrency Advances, each Lender shall make available its Loan or Loans, in funds immediately available funds in the Agreed Currency to the Agent at its address specified pursuant to Article XIII,
                                                           ------------
unless the Agent has notified the Lenders that such Loan is to be made available to the applicable Borrower at the Agent's Eurocurrency Payment Office, in which case each Lender shall make available its Loan or Loans, in funds immediately available to the Agent at its Eurocurrency Payment Office, not later than 1:00 p.m. (local time in the city of the Agent's Eurocurrency Payment Office) in the Agreed Currency designated by the Agent. The Agent will make the funds so received from the Lenders available to the applicable Borrower at the Agent's aforesaid address.

                                    34


         2.10. Conversion and Continuation of Outstanding Advances. Floating
               ---------------------------------------------------
Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurocurrency Advances. Each Eurocurrency Advance shall continue as a Eurocurrency Advance of such Type until the end of the then applicable Eurocurrency Interest Period therefor, at which time such Eurocurrency Advance (other than Eurocurrency Advances in Agreed Currencies other than Dollars) shall be automatically converted into a Floating Rate Advance unless the applicable Borrower shall have given the Agent a Conversion/Continuation Notice (which, in the case of the Non-U.S. Subsidiary Borrower, may be delivered by the Borrower on its behalf), in accordance with the terms of this Section 2.10 requesting that, at the end
                                  ------------
of such Eurocurrency Interest Period, such Eurocurrency Advance continue as a Eurocurrency Advance for the same or another Eurocurrency Interest Period. Unless a Conversion/Continuation Notice shall have timely been given in accordance with the terms of this Section 2.10, Eurocurrency Advances in an
                                  ------------
Agreed Currency other than Dollars shall automatically continue as Eurocurrency Advances in the same Agreed Currency with an Eurocurrency Interest Period of one (1) month. Subject to the terms of Section 2.8, the
                                                          -----------
applicable Borrower may elect from time to time to convert all or any part of the Term Loan or the Revolving Loans from any Type into any other Type of Loan or Types of Loans; provided that any conversion of any Eurocurrency
                        --------
Advance shall be made on, and only on, the last day of the Eurocurrency Interest Period applicable thereto. The applicable Borrower shall give the Agent irrevocable notice (a "CONVERSION/CONTINUATION NOTICE") or, in the case of the Non-U.S. Subsidiary Borrower, the Borrower may give the Agent a Conversion/Continuation Notice on its behalf, of each conversion of a Floating Rate Advance into a Eurocurrency Advance or continuation of a Eurocurrency Advance not later than 10:00 a.m. (Chicago time) at least (a) three Business Days prior to the date of the requested conversion or continuation of a Eurocurrency Advance in Dollars and (b) four Business Days prior to the date of the requested conversion or continuation of a Eurocurrency Advance in an Agreed Currency other than Dollars, specifying in each case:

         (i) the requested date, which shall be a Business Day, of such conversion or continuation;

         (ii) the aggregate amount and Type of the Advance which is to be converted or continued; and

         (iii) the amount and Type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a Eurocurrency Advance, the duration of the Eurocurrency Interest Period applicable thereto.

Notwithstanding anything herein to the contrary, Eurocurrency Advances in an Agreed Currency may be converted and/or continued as Eurocurrency Advances only in the same Agreed Currency. Promptly after receipt of any Conversion/Continuation Notice, the Agent shall provide the Lenders with notice thereof.

                                    35


         2.11. Changes in Interest Rate, etc. Each Floating Rate Advance and
               -----------------------------
Swing Line Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance or Swing Line Loan is made or, in the case of a Floating Rate Advance, is converted from a Eurocurrency Advance into a Floating Rate Advance pursuant to Section 2.10
                                                              ------------
to but excluding the date it becomes due or, in the case of a Floating Rate Advance, is converted into a Eurocurrency Advance pursuant to Section 2.10
                                                              ------------
hereof, at a rate per annum equal to the Floating Rate for such day or, in the case of the Swing Line Loans, such other rate as may have been agreed to between the Borrower and the Swing Line Lender. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance and each Swing Line Loan bearing interest by reference to the Floating Rate will take effect simultaneously with each change in the Alternate Base Rate and with each change in the Applicable Margin. Each Eurocurrency Advance shall bear interest from and including the first day of the Eurocurrency Interest Period applicable thereto to (but not including) the last day of such Eurocurrency Interest Period at the Eurocurrency Rate determined as applicable to such Eurocurrency Advance. Changes in the rate of interest on any Eurocurrency Advance will take effect simultaneously with each change in the Applicable Margin. No Eurocurrency Interest Period may end after the Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to
Section 2.7 hereof or the Commitments pursuant to Section 8.1 hereof).
-----------                                       -----------

         2.12. Rates Applicable After Default. Notwithstanding anything to
               ------------------------------
the contrary contained in Section 2.9 or 2.10, during the continuance of a
                          -----------    ----
Default or Unmatured Default the Required Lenders may, at their option, by notice to the Borrowers, declare that no Advance may be made as, converted into or continued as a Eurocurrency Advance. During the continuance of any Default under Section 7.2, the Required Lenders may, at their option, by
              -----------
notice to the Borrowers, declare that (i) each Advance shall bear interest at a rate per annum equal to the Floating Rate plus 2% per annum and (ii) each of the Applicable Commercial Facility LC Fee, Applicable Facility Fee, Applicable Facility LC Fronting Fee and Applicable Stand-by Facility LC Fee shall be increased by 2% above the percentage rate per annum otherwise applicable thereto.

         2.13. Method of Payment. All payments of the Obligations hereunder
               -----------------
shall be made, without setoff, deduction, or counterclaim, to the Agent (i) at the Agent's address specified pursuant to Article XIII in immediately
                                             ------------
available funds with respect to Advances or other Obligations denominated in Dollars and (ii) at the Agent's Eurocurrency Payment Office in immediately available funds with respect to any Advance or other Obligations denominated in an Agreed Currency other than Dollars, or at any other Lending Installation of the Agent specified in writing by the Agent to the Borrowers, by noon (local time) on the date when due and shall be applied ratably by the Agent among the Lenders (unless such amount is not to be shared ratably in accordance with the express terms hereof). Any payment received by the Agent after such time shall be deemed to have been received on the next Business Day. Each Advance shall be repaid or prepaid in the Agreed Currency in which it was made in the amount borrowed and interest payable thereon shall also be paid in such Agreed Currency. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to Article XIII
                                                    ------------

                                    36


or at any Lending Installation specified in a notice received by the Agent from such Lender. The Agent is hereby authorized to charge the account of the applicable Borrower maintained with Bank One for each payment of principal, interest and fees as it becomes due hereunder (it being understood and agreed that the Agent shall not charge the account of the Non-U.S.
Subsidiary Borrower for any payment of principal or interest on Loans made to the Borrower, or for fees incurred by the Borrower). Any payment by either Borrower to the Agent for the account of the Lenders in accordance with the terms hereof shall, to the extent of such payment, discharge such Borrower's obligation to make such payment to the Lenders. Each reference to the Agent in this Section 2.13 shall also be deemed to refer, and shall
                  ------------
apply equally, to the LC Issuer, in the case of payments required to be made by either Borrower to the LC Issuer pursuant to Section 2.23.
                                                ------------
Notwithstanding the foregoing provisions of this Section, if, after the making of any Advance in any currency other than Dollars, currency control or exchange regulations are imposed in the country which issues such currency with the result that different types of such Agreed Currency (the "NEW CURRENCY") are introduced and the type of currency in which the Advance was made (the "ORIGINAL CURRENCY") no longer exists or the applicable Borrower is not able to make payment to the Agent for the account of the Lenders in such Original Currency, then all payments to be made by such Borrower hereunder in such currency shall be made to the Agent in such amount and such type of the New Currency or Dollars as shall be equivalent to the amount of such payment otherwise due hereunder in the Original Currency, it being the intention of the parties hereto that the applicable Borrower take all risks of the imposition of any such currency control or exchange regulations. In addition, notwithstanding the foregoing provisions of this Section, if, after the making of any Advance in any currency other than Dollars, either Borrower is not able to make payment to the Agent for the account of the Lenders in the type of currency in which such Advance was made because of the imposition of any such currency control or exchange regulation, then such Advance shall instead be repaid when due in Dollars in a principal amount equal to the Dollar Amount (as of the date of repayment) of such Advance.

         2.14. Noteless Agreement; Evidence of Indebtedness.
               --------------------------------------------

               (i) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from the Loans made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

               (ii) The Agent shall also maintain accounts in which it will record (a) the amount of each Loan made hereunder, the Type thereof and the Eurocurrency Interest Period with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from each Borrower, respectively, to each Lender hereunder and (c) the amount of any sum received by the Agent hereunder from each Borrower and each Lender's share thereof.

               (iii) The entries maintained in the accounts maintained pursuant to paragraphs (i) and (ii) above shall be binding and conclusive evidence, absent manifest error, of the existence and amounts of the Obligations therein recorded; provided, however, that the
                                           --------  -------
         failure of the Agent or any Lender to maintain such accounts or any error therein shall not


                                    37


         in any manner affect the obligation of the applicable Borrower to repay the Obligations incurred by it in accordance with their terms.

               (iv) Any Lender may request that its Loans be evidenced by a promissory note in substantially the form of Exhibit D hereto.
                                                      ---------
         In such event, the Borrowers shall execute and deliver to such Lender promissory notes payable to the order of such Lender in a form approved by the Agent and consistent with the terms of this Agreement. Thereafter, the Loans evidenced by such promissory notes and interest thereon shall at all times (including after any assignment pursuant to Section 12.3) be represented by one or more promissory notes
            ------------
         payable to the order of the payee named therein or any assignee pursuant to Section 12.3, except to the extent that any such Lender
                     ------------
         or assignee subsequently returns any such promissory note for cancellation and requests that such Loans once again be evidenced as described in paragraphs (i) and (ii) above.

         2.15. Telephonic Notices. Each Borrower hereby authorizes the
               ------------------
Lenders and the Agent to extend, convert or continue Advances and Swing Line Loans, as applicable, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Agent, the Swing Line Lender or any Lender in good faith believes to be an Authorized Officer of such Borrower. Each Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent, the Swing Line Lender or any Lender, of each telephonic notice, signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent, the Swing Line Lender and the Lenders, the records of the Agent, the Swing Line Lender and the Lenders shall govern absent manifest error.

         2.16. Interest Payment Dates; Interest and Fee Basis. Interest
               ----------------------------------------------
accrued on each Floating Rate Advance and Swing Line Loan shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Floating Rate Advance or Swing Line Loan is prepaid and at maturity (whether due to acceleration or otherwise). Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurocurrency Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurocurrency Advance shall be payable on the last day of its applicable Eurocurrency Interest Period, on any date on which the Eurocurrency Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurocurrency Advance having an Eurocurrency Interest Period longer than three months shall also be payable on the last Business Day of each three-month interval during such Eurocurrency Interest Period. Interest accrued on all Loans for which the Prime Rate is the basis shall be calculated for actual days elapsed on the basis of a year of 365 or, when appropriate, 366 days. Interest accrued on all Loans for which the Eurocurrency Rate is the basis and all fees shall be calculated for actual days elapsed on the basis of a year of 360 days. Interest shall be payable for the day an Advance or Swing Line Loan is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance or Swing Line Loan or any fee shall become due on a day which is not a Business Day, such payment shall be made on the next


                                    38



succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

         2.17. Notification of Advances, Interest Rates, Prepayments and
               ---------------------------------------------------------
Commitment Reductions. The Agent will promptly notify each Lender of the
---------------------
contents of each Aggregate Revolving Loan Commitment Reduction Notice, Borrowing Notice, Conversion/Continuation Notice, and Prepayment Notice received by it hereunder. The Agent will notify each Lender of the interest rate applicable to each Eurocurrency Advance promptly upon determination of such interest rate and will give each Borrower and each Lender prompt notice of each change in the Alternate Base Rate.

         2.18. Lending Installations. Each Lender may book its Loans at any
               ---------------------
Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and any promissory notes requested to be issued hereunder shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or facsimile notice to the Agent and the Borrowers, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments and/or payments of LC Obligations are to be made.

         2.19. Non-U.S. Subsidiary Borrower. The Borrower may at any time,
               ----------------------------
with the consent of the Agent, add as a party to this Agreement a First-Tier Foreign Subsidiary to be the "Non-U.S. Subsidiary Borrower" hereunder by (a) the execution and delivery to the Agent of a duly completed Assumption Letter by such Subsidiary, with the written consent of the Borrower at the foot thereof and (b) the execution and delivery to the Agent of such other guaranties, security documents, pledge agreements, legal opinions from counsel and such other instruments and documents as may be reasonably required by the Agent. Upon such execution, delivery and consent, such Subsidiary shall for all purposes be a party hereto as the Non-U.S. Subsidiary Borrower as fully as if it had executed and delivered this Agreement.

         2.20. Non-Receipt of Funds by the Agent. Unless either Borrower or
               ---------------------------------
a Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of either Borrower, a payment of principal, interest or fees to the Agent for the account of any of the Lenders or, in the case of the Borrower, the Swing Line Lender, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or such Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by such Borrower, the interest rate applicable to the relevant Loan.

         2.21. INTENTIONALLY OMITTED.

                                    39


         2.22. Withholding Tax Exemption. (i) At least five Business Days
               -------------------------
prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated or otherwise organized under the laws of the United States of America, or a state thereof
(a "NON-U.S. LENDER") agrees that it will deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Non-U.S. Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to each of the Borrower and the Agent a United States Internal
Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S.
Lender further undertakes to deliver to each of the Borrower and the Agent
(x) two renewals or additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such amendments thereto as may be reasonably requested by the Borrower or the Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation
                             ------
any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Non-U.S. Lender from duly completing and delivering any such form with respect to it and such Non-U.S. Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax. For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to this Section 2.22,
                                                                  ------------
above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification with respect to taxes imposed by the United
States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to taxes because of its failure to deliver a form required under this Section 2.22,
                                                             ------------
the Borrowers, respectively, shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such taxes.

         2.23. Facility LCs.
               ------------

         (a) The LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue stand-by and commercial Facility LCs in Dollars or an Agreed Currency for the account of the applicable Borrower (each, a "FACILITY LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC (each a "MODIFICATION"), from time to time from and including the date of this Agreement and prior to the Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to Section 2.7 hereof or
                                                    -----------
the Commitments pursuant to Section 8.1 hereof) upon the request of the
                            -----------
applicable Borrower or, in the case of the Non-U.S. Subsidiary Borrower, upon the request of the Borrower on its behalf; provided, that immediately
                                                --------
after each such Facility LC is issued or Modified, (i) the aggregate Dollar Amount of the outstanding LC Obligations shall not exceed $30,000,000, (ii) the Dollar Amount of all Eurocurrency Loans and Facility LCs in


                                    40

Agreed Currencies other than Dollars is less than or equal to the Maximum Eurocurrency Amount, (iii) the Revolving Credit Obligations shall not exceed the Aggregate Revolving Loan Commitment, (iv) the aggregate outstanding principal Dollar Amount of all Revolving Loans and Facility LCs made to or issued for the account of the Non-U.S. Subsidiary Borrower shall not exceed the Maximum Non-U.S. Subsidiary Borrower Amount and (v) the conditions precedent set forth in Section 4.3 shall have been satisfied; provided,
                       -----------                            --------
further, that if the applicable Borrower has requested a Lender other than
-------
Bank One to act as LC Issuer with respect to the issuance or Modification of a particular Facility LC, such issuance or Modification shall be made only in the sole discretion of such Lender. No Facility LC shall have an expiry date later than the day which is two years after the Revolving Loan Termination Date; provided that any Facility LC with a one-year term may provide for the renewal thereof for additional one-year periods (which in no event shall extend beyond the date which is two years after the Revolving Loan Termination Date).

         (b) On the date hereof with respect to the Existing LCs and upon the issuance or Modification by the LC Issuer of a Facility LC in accordance with this Section 2.23, the LC Issuer shall be deemed, without further
          ------------
action by any party hereto, to have sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have purchased from the LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in an amount equal to the stated amount available for drawing under the applicable Facility LC and any such related LC Obligations, multiplied by such Lender's Revolving Loan Percentage, provided, however, that no Lender's participation shall extend
            --------  -------
to Reimbursement Obligations or amounts available for drawing under outstanding Facility LCs to the extent such Obligations and amounts have been cash collateralized in accordance with the terms of Section 2.23(m).
                                                         ---------------
Such participation shall constitute usage of each such Lenders' Revolving Loan Commitment.

         (c) Subject to subsection (a), the applicable Borrower (or in the case of the Non-U.S. Subsidiary Borrower, the Borrower on its behalf) shall give the LC Issuer notice prior to 10:00 a.m. (Chicago time) at least (i) three Business Days for Dollar denominated Facility LCs and (ii) five Business Days for Facility LCs denominated in any Agreed Currency other than Dollars prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the Agreed Currency in which the Facility LC is to be denominated, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the LC Issuer shall promptly notify the Agent, and the Agent shall promptly notify each Lender, of the contents thereof and of the amount of such Lender's participation in such proposed Facility LC. The issuance or Modification by the LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article IV (the satisfaction of which the LC Issuer
                       ----------
shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be satisfactory to the LC Issuer and that the applicable Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the LC Issuer shall have reasonably requested (each, a "FACILITY LC APPLICATION AGREEMENT"). In the event of any conflict between


                                    41


the terms of this Agreement and the terms of any Facility LC Application Agreement, the terms of this Agreement shall control.

         (d) The Borrowers shall pay to the Agent, for the account of the Lenders ratably in accordance with their respective Revolving Loan Percentages (except as provided in Section 8.2), a letter of credit fee
                                   -----------
equal to (i) a percentage per annum equal to the Applicable Stand-by Facility LC Fee in effect from time to time on the average daily aggregate amount available for drawings under all stand-by Facility LCs outstanding during such quarter and (ii) a percentage per annum equal to the Applicable Commercial Facility LC Fee in effect from time to time on the average daily aggregate amount available for drawings under all commercial Facility LCs outstanding during such quarter (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall be liable to pay such fees only with respect to Facility LCs issued for its account). Each such fee under clauses
                                                                     -------
(i) and (ii) shall be payable in arrears on each Payment Date and on the
---     ----
Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to Section 2.7
                                                             -----------
hereof or the Commitments pursuant to Section 8.1 hereof). The applicable
                                      -----------
Borrower shall pay to the LC Issuer on the date of issuance of each Facility LC, a Facility LC fronting fee equal to the Applicable Facility LC Fronting Fee of the stated amount available for drawing under each such Facility LC, and such additional fees and expenses relating to the issuance, Modification, and payment of Facility LCs in the amounts and at the times agreed between the Borrower and the LC Issuer (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall be liable to pay such fronting fee only with respect to Facility LCs issued for its account). The LC Issuer shall furnish to the Agent upon request its calculations with respect to the amount of any fee payable under this subsection (d).

         (e) Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the LC Issuer shall notify the Agent and the Agent shall promptly notify the applicable Borrower and each other Lender as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the "LC PAYMENT DATE"). The responsibility of the LC Issuer to the applicable Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. The LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or any condition precedent whatsoever, to reimburse the LC Issuer on demand for (i) such Lender's Revolving Loan Percentage of the amount of each payment made by the LC Issuer under each Facility LC to the extent such amount is not reimbursed by the applicable Borrower pursuant to subsection (f) below plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of the LC Issuer's demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Chicago time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for such day; provided, however, that upon any
                                           --------  -------
such demand by


                                    42


the LC Issuer for reimbursement from the Lenders of the amounts described in clauses (i) and (ii) above (the "LC REIMBURSEMENT AMOUNTS"), the
   -----------     ----
LC Reimbursement Amounts shall be immediately and automatically converted to and redenominated in Dollars equal to the Dollar Amount of such LC Reimbursement Amounts determined as of the date of such conversion.

         (f) The applicable Borrower shall be irrevocably and unconditionally obligated to reimburse the LC Issuer on or by the applicable LC Payment Date for any amounts to be paid by the LC Issuer upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall not be liable to reimburse any LC Issuer for any amounts attributable to drawings under Facility LCs issued for the account of the Borrower); provided, that neither the Borrowers nor any Lender shall
                  --------
hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the applicable Borrower or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the LC Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All such amounts paid by the LC Issuer and remaining unpaid by the applicable Borrower after the applicable LC Payment Date shall bear interest, payable on demand, for each day until paid, at a rate per annum equal to the sum of 2% plus the rate applicable to Floating Rate Advances for such day. The LC Issuer will pay to each Lender ratably in accordance with its Revolving Loan Percentage all amounts received by it from the applicable Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by the LC Issuer, but only to the extent such Lender has made payment to the LC Issuer in respect of such Facility LC pursuant to subsection (e). Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with Section 2.9 and the satisfaction of the applicable
                -----------
conditions precedent set forth in Article IV), either Borrower may request
                                  ----------
an Advance or, in the case of the Borrower only, a Swing Line Loan hereunder for the purpose of satisfying any Reimbursement Obligation.

         (g) If after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the LC Issuer or any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any tax, reserve, special deposit or similar requirement against or with respect to or measured by reference to Facility LCs issued or to be issued hereunder or participation therein, and the result shall be to increase the cost to the LC Issuer or any Lender of issuing or maintaining any Facility LC or any participation therein, or reduce any amount receivable hereunder by the LC Issuer or any Lender in respect of any Facility LC (which increase in cost, or reduction in amount receivable, shall be the result of such Lender's or the LC Issuer's reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by the LC Issuer or such Lender, each Borrower agrees, as applicable, to pay to the LC Issuer or such Lender, from time to time as specified by the LC Issuer or such Lender, such additional amounts


                                    43


as shall be sufficient to compensate the LC Issuer or such Lender for such increased costs or reductions in amounts received by the LC Issuer or such Lender (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall not be liable to compensate any LC Issuer for any such costs or reductions in amounts received with respect to Facility LCs issued for the account of the Borrower). A certificate of the LC Issuer or such Lender submitted by the LC Issuer or such Lender to the applicable Borrower shall be conclusive as to the amount thereof in the absence of manifest error.

         (h) The Borrowers' obligations under this Section 2.23 shall be
                                                   ------------
absolute and unconditional under any and all circumstances and irrespective of any set off, counterclaim or defense to payment which the applicable Borrower may have or have had against the LC Issuer, any Lender or any beneficiary of a Facility LC. Each Borrower further agrees with the LC Issuer and the Lenders that the LC Issuer and the Lenders shall not be responsible for, and such Borrower's Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among such Borrower, any of its Subsidiaries, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of such Borrower or of any of its Subsidiaries against the beneficiary of any Facility LC or any such transferee. Absent willful misconduct or gross negligence, the LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. Each Borrower agrees that any action taken or omitted by the LC Issuer or any Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon such Borrower and shall not put the LC Issuer or any Lender under any liability to such Borrower. Nothing in this subsection (h) is intended to limit the right of either Borrower to make a claim against the LC Issuer for damages as contemplated by the proviso to the first sentence of subsection (f) above.

         (i) To the extent not inconsistent with subsection (h) above, the LC Issuer shall be entitled to rely, and shall be fully protected in relying upon, any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the LC Issuer. The LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.23, the LC Issuer shall in all cases be
                        ------------
fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders (or all of the Lenders, if required hereunder), and such request and any action taken or failure to act pursuant


                                    44

thereto shall be binding upon the Lenders and all future holders of participations in any Facility LCs.

         (j) Each Borrower hereby agrees to indemnify and hold harmless each Lender, the LC Issuer and the Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender, the LC Issuer or the Agent may incur (or which may be claimed against such Lender, the LC Issuer or the Agent by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the LC Issuer may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or comply with its obligations to the LC Issuer hereunder (but nothing herein contained shall affect any rights such Borrower may have against any defaulting Lender) or (ii) by reason of or on account of the LC Issuer issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to the LC Issuer, evidencing the appointment of such successor Beneficiary (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall not be liable pursuant to this subsection (j) with respect to any Facility LCs issued for the account of the Borrower); provided, that
                                                          --------
such Borrower shall not be required to indemnify the LC Issuer for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (ii) the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this subsection (j) is intended to limit the obligations of either Borrower under any other provision of this Agreement.

         (k) Each Lender shall, ratably in accordance with its Revolving Loan Percentage, indemnify the LC Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the applicable Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.19 or any action taken or omitted by such
                        ------------
indemnitees hereunder.

         (l) In its capacity as a Lender, the LC Issuer shall have the same rights and obligations as any other Lender.

         (m) Notwithstanding anything to the contrary herein or in any application for a Facility LC, the applicable Borrower shall, not later than the Revolving Loan Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to Section 2.7
                                                                -----------
hereof or the Commitments pursuant to Section 8.1 hereof or otherwise
                                      -----------


                                    45


to the extent required in connection with a Designated Prepayment pursuant to
Section 2.4(d) hereof) or on any earlier Business Day after the occurrence
--------------
and during the continuance of a Default or Unmatured Default that it receives the Agent's demand, deliver to the Agent for the benefit of the Lenders and the LC Issuer, cash having a value, as determined by the Agent, equal to one hundred and five percent (105%) of each of the aggregate amount of the outstanding Reimbursement Obligations and the aggregate amount available for drawing under Facility LCs that are outstanding. Any such collateral shall be held by the Agent in a separate account appropriately designated as a cash collateral account in relation to this Agreement and the Facility LCs and retained by the Agent for the benefit of the Lenders and the LC Issuer as collateral security for such Borrower's obligations in respect of this Agreement and each of the Facility LCs and LC Drafts. Such amounts shall be applied to reimburse the LC Issuer for drawings or payments under or pursuant to Facility LCs or LC Drafts, or if no such reimbursement is required, to payment of such of the other Obligations as the Agent shall determine (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall not be required to provide collateral in connection with any Facility LCs issued for the account of the Borrower, nor shall any collateral provided by the Non-U.S. Subsidiary Borrower pursuant to this subsection (m) be applied toward drawings or payments under or in connection with Facility LCs issued for the account of the Borrower or Obligations incurred by the Borrower). Amounts remaining in any cash collateral account established pursuant to this Section 2.23 which are not to be applied to
                             ------------
reimburse the Agent or any LC Issuer for amounts actually paid or to be paid by the Agent or any LC Issuer in respect of Obligations hereunder shall be promptly returned to the applicable Borrower upon the payment in full of all Obligations hereunder, after deduction of the Agent's reasonable expenses incurred in connection with such cash collateral account.

         2.24. Transitional Letter of Credit Provisions. From and after the
               ----------------------------------------
Closing Date, the Existing LCs shall be deemed to constitute Facility LCs issued pursuant to Section 2.23 in which the Lenders participate. Fees shall
                   ------------
accrue in respect of the Existing LCs as provided in Section 2.23(d)
                                                     ---------------
beginning as of the date of this Agreement.

         2.25. Judgment Currency. If, for the purposes of obtaining judgment
               -----------------
in any court, it is necessary to convert a sum due from either Borrower hereunder in the currency expressed to be payable herein (the "SPECIFIED CURRENCY") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the specified currency with such other currency at the Agent's main office in Chicago, Illinois on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of the applicable Borrower in respect of any sum due to any Lender or the Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Agent, as the case may be, in the specified currency, such Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the


                                    46

Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 11.2, such
                                                          ------------
Lender or the Agent, as the case may be, agrees to remit such excess to the applicable Borrower (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall not be liable under this Section 2.25 in
                                                   ------------
connection with any Obligations incurred by the Borrower).

         2.26. Market Disruption. Notwithstanding the satisfaction of all
               -----------------
conditions referred to in Article II with respect to any Advance in any
                          ----------
Agreed Currency other than Dollars, if there shall occur on or prior to the date of such Advance any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the reasonable opinion of the applicable Borrower, the Agent or the Required Lenders make it impracticable for the Eurocurrency Loans comprising such Advance to be denominated in the Agreed Currency specified by the applicable Borrower, then the Agent shall forthwith give notice thereof to such Borrower and the Lenders or such Borrower shall give notice thereof to the Lenders, as the case may be, and such Eurocurrency Loans shall not be denominated in such currency but shall be made on such Borrowing Date in Dollars, in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing Notice, as Floating Rate Loans, unless the applicable Borrower notifies the Agent at least one Business Day before such date that (i) it elects not to borrow on such date or (ii) it elects to borrow on such date in a different Agreed Currency, as the case may be, in which the denomination of such Eurocurrency Loans would in the opinion of the Agent and the Required Lenders be practicable and in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing Notice.

         2.27. Increase of Revolving Loan Commitments. (a) At any time, the
               --------------------------------------
Borrower may request that the Aggregate Revolving Loan Commitment be increased; provided that, without the prior written consent of all of the Lenders, (i) the Aggregate Revolving Loan Commitment shall at no time exceed $275,000,000 minus the aggregate amount of all reductions in the Aggregate Revolving Loan Commitment previously made pursuant to Section 2.4(d) and
                                                      --------------
Section 2.7; (ii) the Borrower shall not make any such request during the
-----------
six month period following any reduction in the Aggregate Revolving Loan Commitment previously made pursuant to Section 2.7; (iii) the Borrower shall
                                       -----------
not be entitled to make any such request more frequently than once in each 12-month period; and (iv) each such request shall be in a minimum amount of at least $10,000,000 and increments of $5,000,000 in excess thereof. Such request shall be made in a written notice given to the Agent and the Lenders by the Borrower not less than twenty (20) Business Days prior to the proposed effective date of such increase, which notice (a "COMMITMENT INCREASE NOTICE") shall specify the amount of the proposed increase in the Aggregate Revolving Loan Commitment and the proposed effective date of such increase. In the event of such a Commitment Increase Notice, each of the Lenders shall be given the opportunity to participate in the requested increase ratably in proportions that their respective Revolving Loan Commitments bear to the Aggregate Revolving Loan Commitment. No Lender shall have any obligation to increase its Revolving Loan Commitment pursuant to a Commitment Increase Notice. On or prior to the date that is ten (10) Business Days after receipt of the Commitment


                                    47


Increase Notice, each Lender shall submit to the Agent a notice indicating the maximum amount by which it is willing to increase its Revolving Loan Commitment in connection with such Commitment Increase Notice (any such notice to the Agent being herein a "LENDER INCREASE NOTICE"). Any Lender which does not submit a Lender Increase Notice to the Agent prior to the expiration of such ten (10) Business Day period shall be deemed to have denied any increase in its Revolving Loan Commitment. In the event that the increases of Revolving Loan Commitments set forth in the Lender Increase Notices exceed the amount requested by the Borrower in the Commitment Increase Notice, the Agent and the Arranger shall have the right, in consultation with the Borrower, to allocate the amount of increases necessary to meet the Borrower's Commitment Increase Notice. In the event that the Lender Increase Notices are less than the amount requested by the Borrower, the Agent shall so advise the Borrower not later than ten (10) Business Days prior to the proposed effective date, and not later than three
(3) Business Days prior to the proposed effective date the Borrower may notify the Agent of any financial institution that shall have agreed to become a "Lender" party hereto (a "PROPOSED NEW LENDER") in connection with the Commitment Increase Notice. Any Proposed New Lender shall be consented to by the Agent (which consent shall not be unreasonably withheld). If the Borrower shall not have arranged any Proposed New Lender(s) to commit to the shortfall from the Lender Increase Notices, then the Borrower shall be deemed to have reduced the amount of its Commitment Increase Notice to the aggregate amount set forth in the Lender Increase Notices. Based upon the Lender Increase Notices, any allocations made in connection therewith and any notice regarding any Proposed New Lender, if applicable, the Agent shall notify the Borrower and the Lenders on or before the Business Day immediately prior to the proposed effective date of the amount of each Lender's and Proposed New Lenders' Revolving Loan Commitment (the "EFFECTIVE COMMITMENT AMOUNT") and the amount of the Aggregate Revolving Loan Commitment, which amount shall be effective on the following Business Day. Any increase in the Aggregate Revolving Loan Commitment shall be subject to the following conditions precedent: (A) the Borrower shall have obtained the consent thereto of each Subsidiary party to the Subsidiary Guaranty (each, a "Guarantor") and its reaffirmation of the Credit Document(s) executed by it, which consent and reaffirmation shall be in writing and in form and substance reasonably satisfactory to the Agent, (B) as of the date of the Commitment Increase Notice and as of the proposed effective date of the increase in the Aggregate Revolving Loan Commitment, all representations and warranties shall be true and correct in all material respects as though made on such date and no event shall have occurred and then be continuing which constitutes a Default or Unmatured Default, (C) the Borrower, the Agent and each Proposed New Lender or Lender that shall have agreed to provide a "Revolving Loan Commitment" in support of such increase in the Aggregate Revolving Loan Commitment shall have executed and delivered a "Commitment and Acceptance" substantially in the form of Exhibit J hereto, (D) counsel
                                             ---------
for the Borrower and for the Guarantors shall have provided to the Agent supplemental opinions in form and substance reasonably satisfactory to the Agent and (E) the Borrower and the Proposed New Lender shall otherwise have executed and delivered such other instruments and documents as may be required under Article IV or that the Agent shall have reasonably requested
               ----------
in connection with such increase. If any fee shall be charged by the Lenders in connection with any such increase, such fee shall be in accordance with then prevailing market conditions, which market conditions shall have been reasonably documented


                                    48


by the Agent to the Borrower. Upon satisfaction of the conditions precedent to any increase in the Aggregate Revolving Loan Commitment, the Agent shall promptly advise the Borrower and each Lender of the effective date of such increase. Upon the effective date of any increase in the Aggregate Revolving Loan Commitment that is supported by a Proposed New Lender, such Proposed New Lender shall be a party to this Agreement as a Lender and shall have the rights and obligations of a Lender hereunder. Nothing contained herein shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Revolving Loan Commitment at any time.

         (b) For purposes of this clause (b), (A) the term "BUYING
                                  ----------
LENDER(S)" shall mean (1) each Lender the Effective Commitment Amount of which is greater than its Revolving Loan Commitment prior to the effective date of any increase in the Aggregate Revolving Loan Commitment, and (2) each Proposed New Lender that is allocated an Effective Commitment Amount in connection with any Commitment Increase Notice and (B) the term "SELLING LENDER(S)" shall mean each Lender whose Revolving Loan Commitment is not being increased from that in effect prior to such increase in the Aggregate Revolving Loan Commitment. Effective on the effective date of any increase in the Aggregate Revolving Loan Commitment pursuant to clause (a) above, each Selling Lender hereby sells, grants, assigns and conveys to each Buying Lender, without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage in such Selling Lender's right, title and interest in and to its Outstanding Credit Exposure in the respective Dollar Amounts and percentages necessary so that, from and after such sale, each such Selling Lender's Outstanding Credit Exposure shall equal such Selling Lender's Percentage (calculated based upon the Effective Commitment Amounts) of the Aggregate Outstanding Credit Exposure. Effective on the effective date of the increase in the Aggregate Revolving Loan Commitment pursuant to clause (a) above, each Buying Lender hereby purchases and accepts such grant, assignment and conveyance from the Selling Lenders. Each Buying Lender hereby agrees that its respective purchase price for the portion of the Outstanding Credit Exposure purchased hereby shall equal the respective Dollar Amount necessary so that, from and after such payments, each Buying Lender's Outstanding Credit Exposure shall equal such Buying Lender's Percentage (calculated based upon the Effective Commitment Amounts) of the Aggregate Outstanding Credit Exposure. Such amount shall be payable on the effective date of the increase in the Aggregate Revolving Loan Commitment by wire transfer of immediately available funds to the Agent. Each Selling Lender hereby represents and warrants to each Buying Lender that such Selling Lender owns the Outstanding Credit Exposure being sold and assigned hereby for its own account and has not sold, transferred or encumbered any or all of its interest in such Loans, except for participations which will be extinguished upon payment to Selling Lender of an amount equal to the portion of the Outstanding Credit Exposure being sold by such Selling Lender. Each Buying Lender hereby acknowledges and agrees that, except for each Selling Lender's representations and warranties contained in the foregoing sentence, each such Buying Lender has entered into its Commitment and Acceptance with respect to such increase on the basis of its own independent investigation and has not relied upon, and will not rely upon, any explicit or implicit written or oral representation, warranty or other statement of the Lenders or the Agent concerning the authorization, execution, legality, validity, effectiveness, genuineness, enforceability or


                                    49


sufficiency of this Agreement or the other Credit Documents. The Borrower hereby agrees to compensate each Selling Lender for all losses, expenses and liabilities incurred by each Lender in connection with the sale and assignment of any Eurocurrency Loan hereunder on the terms and in the manner as set forth in Section 3.4.
                -----------

                    ARTICLE III: CHANGE IN CIRCUMSTANCES

         3.1. Yield Protection. If, after the date of this Agreement, the
              ----------------
adoption of or change in, any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith,

              (i) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from either Borrower (excluding taxation of the overall net income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Revolving Loan Commitment, Loans, LC Obligations or other amounts due it hereunder, or

              (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurocurrency Advances) in respect of its Revolving Loan Commitment, Loans, LC Obligations or other amounts due it hereunder, or

              (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its Revolving Loan Commitment, Loans or LC Obligations or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with Loans under this Agreement or its LC Obligations, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of its Revolving Loan Commitment, Loans or LC Obligations held or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the applicable Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, LC Obligations and its Revolving Loan Commitment.

         3.2. Changes in Capital Adequacy Regulations. If a Lender
              ---------------------------------------
determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a "Change" (as defined below), then, within 15 days of demand by such Lender the applicable Borrower shall pay such Lender the amount necessary to compensate, on an after-tax basis, for any shortfall in the rate of return on the portion of such increased capital which such Lender reasonably


                                    50

determines is attributable to this Agreement, its Outstanding Credit Exposure or its Commitments (after taking into account such Lender's policies as to capital adequacy and the Change). "CHANGE" means (i) any change after the date of this Agreement in the "Risk-Based Capital Guidelines" (as defined below) or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "RISK-BASED CAPITAL GUIDELINES" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and
(ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

         3.3. Availability of Types of Advances. If any Lender determines
              ---------------------------------
that maintenance of any of its Eurocurrency Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, such Lender shall promptly give notice thereof to the Borrowers and the Agent shall suspend the availability of Eurocurrency Advances and require any and all outstanding Eurocurrency Advances to be repaid. If the Required Lenders determine that (i) deposits of a type, currency or maturity appropriate to match fund Eurocurrency Advances are not available or (ii) the interest rate applicable to Eurocurrency Advances does not accurately reflect the cost of making Eurocurrency Advances, then the Agent shall promptly give notice thereof to the Borrowers and the Lenders shall suspend the availability of Eurocurrency Advances until such time as the circumstances giving rise to such suspension no longer exist.

         3.4. Funding Indemnification. If any payment of a Eurocurrency
              -----------------------
Advance occurs on a date which is not the last day of the applicable Eurocurrency Interest Period, whether because of acceleration, prepayment or otherwise (but excluding any such prepayment arising pursuant to Section 3.3),
                                                                 ------------
or a Eurocurrency Advance is not made or prepaid on the date specified by the applicable Borrower for any reason other than default by the Lenders, the applicable Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Advance.

         3.5. Lender Statements; Survival of Indemnity. To the extent
              ----------------------------------------
reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurocurrency Loans to reduce any liability of either Borrower to such Lender under Sections 3.1 and 3.2 or to avoid the
                                        ------------     ---
unavailability of a Type of Advance under Section 3.3, so long as such
                                          -----------
designation is not disadvantageous to such Lender. Each Lender shall deliver to the applicable Borrower a written statement of such Lender as to the amount due, if any, under Sections 3.1, 3.2 or 3.4. Such written statement
                          ------------  ---    ---
shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the applicable Borrower in the absence of manifest error. Determination of amounts payable under such Sections in


                                    51


connection with a Eurocurrency Loan shall be calculated as though each Lender funded its Eurocurrency Loan through the purchase of a deposit of the type, currency and maturity corresponding to the deposit used as a reference in determining the Eurocurrency Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement or certificate shall be payable on demand after receipt by the applicable Borrower of the written statement. The obligations of the Borrowers under Sections 3.1, 3.2 and 3.4 shall survive
                                   ------------  ---     ---
payment of the Obligations and termination of this Agreement.

         3.6. Replacement Lenders. If any Lender either (i) failed to fund
              -------------------
its Revolving Loan Percentage or Term Loan Percentage, as applicable, of any Advance requested by either Borrower, or to fund a Revolving Loan in order to repay Swing Line Loans or Reimbursement Obligations or participations with respect to Letters of Credit, which such Lender is obligated to fund under the terms of this Agreement and which failure has not been cured; (ii) makes a demand for compensation pursuant to Section 2.23(g), Section 3.1 or
                                            ---------------  -----------
Section 3.2, (iii) is unable to fund at the Eurocurrency Rate or determines
-----------
that such rate is unavailable or does not accurately reflect its cost of making or maintaining any Eurocurrency Loan pursuant to Section 3.3 for
                                                        -----------
reasons not generally applicable to the other Lenders or (iv) invokes the provisions of Section 9.2, the Borrower may require and have such Lender
              -----------
transfer, pursuant to and in accordance with Section 12.3, all of its rights
                                             ------------
and obligations under the Credit Documents to one or more Purchasers selected by the Borrower, acceptable to the Agent and the LC Issuer, and willing to accept such assignment provided such Lender is paid upon such assignment all amounts of principal, interest and fees accrued hereunder to the date of such assignment. No such assignment shall affect (a) any liability or obligation of either Borrower or any other Lender to such replaced Lender, which accrued on or prior to the date of such assignment or
(b) such replaced Lender's rights or obligations hereunder in respect of any such liability or obligation.

         3.7. Payments by Non-U.S. Subsidiary Borrower. Notwithstanding
              ----------------------------------------
anything herein to the contrary, the Non-U.S. Subsidiary Borrower shall not be liable under Sections 3.1, 3.2 and 3.4 with respect to payments required
                ------------  ---     ---
in connection with Loans made to, or Obligations incurred by or on behalf of, the Borrower.

                      ARTICLE IV: CONDITIONS PRECEDENT

         4.1. Initial Credit Extension. The Lenders shall not be required to
              ------------------------
make the Term Loans or any initial Revolving Credit Advance, the Swing Line Lender shall not be required to make Swing Line Loans and no LC Issuer shall be required to issue a Facility LC hereunder, unless the Borrower has furnished (if applicable) to the Agent, with sufficient copies for the Lenders, all in form and substance satisfactory to the Agent:

         (a) Copies of the articles or certificate of incorporation (or other comparable constituent document) of each of the Borrower and the initial Obligor Subsidiaries, together, in each case, with all amendments, and a certificate of good standing, both certified by the appropriate governmental officer in its


                                    52


              jurisdiction of organization, as well as any other information required by Section 326 of the USA Patriot Act, 31 U.S.C.
              Section 5318 or otherwise necessary for the Agent or any Lender to verify the identity of the Borrower and the initial Obligor Subsidiaries as required by Section 326 of the USA Patriot Act, 31 U.S.C. Section 5318.

         (b) Copies, certified by the Secretary or Assistant Secretary of each of the Borrower and the initial Obligor Subsidiaries, of its by-laws (or other comparable governing document) and of its Board of Directors' resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for any Lender) authorizing the execution of the Borrower Credit Documents and Subsidiary Guaranties, as applicable.

         (c) An incumbency certificate, executed by the Secretary or Assistant Secretary of each of the Borrower and the initial Obligor Subsidiaries, which shall identify by name and title and bear the signature of the officers of the Borrower and each initial Obligor Subsidiary, as applicable, authorized to sign the Borrower Credit Documents, Subsidiary Guaranties and initial Collateral Documents, as applicable, and, in the case of the Borrower, to make Credit Extensions hereunder, upon which certificate the Agent and, the LC Issuer, the Swing Line Lender and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

         (d) A certificate, signed by the chief financial officer of the Borrower, stating that on the initial Credit Extension Date
              (i) no Default or Unmatured Default has occurred and is continuing and (ii) no material adverse change in the business, financial condition, operations or prospects of the Borrower's or any of the Borrower's Subsidiaries' has occurred since the Borrower's consolidated financial statements as of December 31, 2003.

         (e) The written opinions of Bryan Cave LLP, U.S. counsel to the Borrower and the initial Obligor Subsidiaries, and each Material Foreign Subsidiary's foreign counsel (if any), in the forms of the opinions attached hereto as Exhibit E, in
                                                           ---------
              each case addressed to the Agent and the Lenders, with respect to the (without limitation) due authorization, execution and enforceability of this Agreement and the other Credit Documents, as applicable.

         (f) A written opinion of foreign counsel with respect to each Pledge Agreement (if any) to be delivered on the Closing Date, addressed to the Agent and the Lenders, in form and substance satisfactory to the Agent.

         (g)  A compliance certificate in substantially the form of Exhibit F
                                                                    ---------
              hereto signed by the Borrower's chief financial officer
              showing the calculations necessary to determine compliance with Sections 6.20, 6.21 and 6.22 of this Agreement.
                   -------------  ----     ----

                                    53



         (h) Written money transfer instructions, in substantially the form of Exhibit G hereto, addressed to the Agent and signed
                      ---------
              by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.

         (i) Evidence satisfactory to the Agent and its counsel that, concurrently with the Borrower's receipt of the initial Advance hereunder: (1) the entire principal amount (together with accrued interest and premium, if any) of the Existing Indebtedness shall be repaid in full (other than the Existing
              LCs) or converted into the relevant Loans hereunder and (2) any and all lender commitments under the Existing Credit Agreement shall have been terminated.

         (j) Evidence satisfactory to the Agent of the absence of any material adverse change in the primary or secondary loan syndication markets or capital markets generally.

         (k) Promissory notes payable to each of the Lenders requesting promissory notes pursuant to Section 2.14(iv) hereof.
                                           ----------------

         (l) Such other documents as the Agent or any Lender or its counsel may have reasonably requested including, without limitation, the Parent Guaranty, the Subsidiary Guaranty, Pledge Agreements, and each other document reflected on the List of Closing Documents attached in Exhibit H to this
                                                    ---------
              Agreement.

         (m) The Nash Elmo Acquisition shall have been consummated, substantially concurrently with the making of the initial Loans, in compliance with the following terms and conditions:

              (i) The Agent shall have received evidence satisfactory to the Agent that the Target's directors and shareholders, and the Borrower's directors, shall have approved the Nash Elmo Acquisition; and all regulatory and legal approvals for the Nash Elmo Acquisition shall have been obtained and all waiting periods with respect thereto shall have expired.

              (ii) There shall be no injunction or temporary restraining order which, in the judgment of the Agent, would prohibit the making of the Loans or the consummation of the Nash Elmo Acquisition; and there shall be no litigation which would reasonably be expected to result in a material adverse effect on the Borrower and its Subsidiaries, taken as a whole, or on the Target and its subsidiaries, taken as a whole.

              (iii) The amounts and forms of the consideration paid in connection with the Nash Elmo Acquisition shall be acceptable to the Agent and the Lenders.

              (iv) The structure of the Nash Elmo Acquisition and the terms and conditions of the acquisition agreement related thereto shall be acceptable to the Agent (including without limitation the consideration to be paid in the Nash Elmo


                                    54


              Acquisition), the representations and warranties in such acquisition agreement shall be accurate in all material aspects as of the date of the Nash Elmo Acquisition closing and the conditions therein shall have been satisfied or waived and the Agent must have received copies of opinions of counsel, if any are delivered in connection with the Nash Elmo Acquisition, satisfactory to it as to the enforceability of such acquisition agreement and its compliance with all applicable law.

              (v)    The Agent shall have received pro forma opening financial
                                                   ---------
              statements ("Pro Forma Opening Statements") giving effect to the Nash Elmo Acquisition and projections (the "Updated Projections") updating the projections (the "Earlier Projections") previously provided to the Agent on or about
              June 16, 2004 together with such information as the Agent may reasonably request to confirm the tax, legal, and business assumptions made in such Pro Forma Opening Statements and Updated Projections. The Pro Forma Opening Statements and Updated Projections shall demonstrate (in the reasonable judgment of the Agent) together with all other information then available to the Agent, that the ability of the Borrower and its Subsidiaries to repay their debts and satisfy the respective other obligations as and when due and to comply with the financial covenants contained in the Loan Documents has not changed in any material respect from the Earlier Projections.

              (vi) The Agent shall have reviewed a copy of any fairness opinion relating to the terms of the Nash Elmo Acquisition, if any such opinion is delivered in connection with the Acquisition.

              (vii) The Agent shall have received a certificate from the chief financial officer of the Borrower supporting the conclusions that after giving effect to the Nash Elmo Acquisition, the Borrower is solvent and will be solvent subsequent to incurring the indebtedness in connection with the Acquisition, will be able to pay its debts and liabilities as they become due and will not be left with unreasonably small capital with which to engage in its businesses.

              (viii) The Agent shall have received evidence satisfactory to it of the prepayment of all obligations under existing loan facilities of the Target and its subsidiaries, other than existing loans currently outstanding in China and Germany in an aggregate principal amount not to exceed $15,000,000.

              (ix) No material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Target and its subsidiaries, taken as a whole, shall have occurred (i) since December 31, 2003 and
              (ii) since the delivery of the Updated Projections.

         The Agent shall notify the Borrower of the date on which the foregoing conditions have been met, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the


                                    55

obligations of the Lenders to make Loans and the LC Issuer to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 8.3) at or prior to
                                               -----------
5 p.m., Chicago time, on September 1, 2004 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

         4.2. Initial Advance to the Non-U.S. Subsidiary Borrower. The
              ---------------------------------------------------
Lenders shall not be required to make a Revolving Credit Advance hereunder and no LC Issuer shall be required to issue a Facility LC hereunder, in each case, to or with respect to the Non-U.S. Subsidiary Borrower, which may be a party hereto or which may become a party hereto after the Closing Date, unless (a) all such documents, instruments and agreements required by the Agent granting a first priority security interest in 65% of the issued and outstanding capital stock or other ownership interests in the Non-U.S. Subsidiary Borrower in favor of the Agent on behalf of the Lenders shall have been executed and ready to be filed in the appropriate jurisdictions and (b) the Borrower or the Non-U.S. Subsidiary Borrower has furnished or caused to be furnished to the Agent with sufficient copies for the Lenders:

         (i) The Assumption Letter executed and delivered by the Non-U.S. Subsidiary Borrower and containing the written consent of the Borrower at the foot thereof, as contemplated by Section 2.19.
                                     ------------

         (ii) Copies, certified by the Secretary or Assistant Secretary of the Non-U.S. Subsidiary Borrower, of its Board of Directors' resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for any Lender) approving the Assumption Letter and the other Non-U.S. Subsidiary Borrower Credit Documents.

         (iii) An incumbency certificate, executed by the Secretary or Assistant Secretary of the Non-U.S. Subsidiary Borrower, which shall identify by name and title and bear the signature of the officers of the Non-U.S. Subsidiary Borrower authorized to sign the Assumption Letter and the other Non-U.S. Subsidiary Borrower Credit Documents, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

         (iv) An opinion of counsel to the Non-U.S. Subsidiary Borrower, with respect to the laws of its jurisdiction of organization, addressed to the Agent and the Lenders, substantially in the pertinent form attached as part of Exhibit E hereto.
        ---------

         (v) Promissory notes payable to each of the Lenders requesting promissory notes pursuant to Section 2.14(iv) hereof.
                             ----------------

         4.3. Each Credit Extension. The Lenders shall not be required to
              ---------------------
make any Advance (other than an Advance that, after giving effect thereto and to the application of the proceeds thereof, does not increase the aggregate amount of outstanding Advances), the Swing Line Lender shall not be obligated to make a Swing Line Loan, and no LC Issuer shall be required to issue any Facility LC, unless on the applicable Credit Extension Date, both immediately prior to, and immediately after giving effect to, such Credit Extension:

                                    56


         (a) Either (i) in the case of an Advance, the Agent shall have received a Notice of Borrowing in compliance with Section 2.9,
                                                                -----------
              (ii) in the case of a Swing Line Loan, the Swing Line
              Lender shall have received a notice of borrowing in
              compliance with Section 2.2(b) or (iii) in the case of a
                              --------------
              Facility LC, the LC Issuer shall have received a request for the issuance of a Facility LC in compliance with Section 2.23
                                                               ------------
              (together with any Facility LC Application Agreement
              requested by the LC Issuer pursuant to Section 2.23(c)).
                                                     ---------------

         (b) The Revolving Credit Obligations do not and would not exceed the Aggregate Revolving Loan Commitment.

         (c) The aggregate outstanding principal Dollar Amount of all Eurocurrency Advances in currencies other than Dollars does not and would not exceed the Maximum Eurocurrency Amount.

         (d) In the case of an Advance proposed to be made to the Non-U.S. Subsidiary Borrower, the aggregate principal Dollar Amount of Revolving Loans and Facility LCs made to or issued for the account of the Non-U.S. Subsidiary Borrower do not and would not exceed the Maximum Non-U.S. Subsidiary Borrower Amount.

         (e)  There exists no Default or Unmatured Default.

         (f)  The representations and warranties contained in Article V are
                                                              ---------
              true and correct as of such Borrowing Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

         (g) There exists no material adverse change in the business, financial condition, operations or prospects of the Borrowers or any of the Borrower's Subsidiaries since the Borrower's consolidated financial statements as of December 31, 2003.

         (h) There exists no litigation which would reasonably be expected to result in a Material Adverse Effect.

         (i) All legal matters incident to the making of such Credit Extension shall be reasonably satisfactory to the Lenders and their counsel.

         Each Borrowing Notice with respect to each such Advance, each notice of borrowing with respect to any Swing Line Loan and each request for the issuance of a Facility LC pursuant to Section 2.23, shall constitute a
                                          ------------
representation and warranty by the applicable Borrower that the conditions contained in Sections 4.3(b), (c), (d), (e) and (f) have been satisfied.
             ---------------  ---  ---  ---     ---

                                    57


                 ARTICLE V: REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lenders that:

         5.1. Existence and Standing. Each of the Borrower and its
              ----------------------
Subsidiaries is a corporation or limited liability company duly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         5.2. Authorization and Validity. The Borrower has the corporate
              --------------------------
power and authority and legal right to execute and deliver the Borrower Credit Documents and to perform its obligations thereunder. The execution and delivery by the Borrower of the Borrower Credit Documents and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Borrower Credit Documents constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         5.3. No Conflict; Government Consent. Neither the execution and
              -------------------------------
delivery by the Borrower of the Borrower Credit Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation (or other comparable constituent document) or by-laws (or other comparable governing document) or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Borrower Credit Documents.

         5.4. Financial Statements. The December 31, 2003 audited and June 30,
              --------------------
2004 unaudited consolidated financial statements of the Borrower and its Subsidiaries heretofore delivered to the Lenders were prepared in accordance with generally accepted accounting principles in effect on the respective dates such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Subsidiaries at such dates and the consolidated results of their operations for the respective periods then ended.

         5.5. Material Adverse Change. Since December 31, 2003, there has
              -----------------------
been no change in the business, Property, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

                                    58

         5.6.  Taxes. The Borrower and its Subsidiaries have filed all United
               -----
States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. As of the date of this Agreement, the United States income tax returns of the Borrower and its Subsidiaries have been audited by the Internal Revenue Service through the fiscal year ended December 31, 2001. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

         5.7.  Litigation and Contingent Obligations. Except as set forth on
               -------------------------------------
Schedule 4 hereto, there is no litigation, arbitration, governmental
----------
investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which, if adversely determined, could have a Material Adverse Effect. Other than any liability incident to any litigation, arbitration or proceedings which could not reasonably be expected to have a Material Adverse Effect, neither Borrower has material contingent obligations not provided for or disclosed in the financial statements referred to in
Section 5.4.
-----------

         5.8.  Subsidiaries. Schedule 5 hereto contains an accurate list of
               ------------  ----------
all of the presently existing Subsidiaries of the Borrower, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Borrower or other Subsidiaries together with a calculation, as of the quarter ended immediately prior to the Closing Date, of such Subsidiaries' total assets as a percentage of consolidated total assets. All of the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

         5.9.  ERISA. The Unfunded Liabilities of all Single Employer Plans
               -----
do not in the aggregate exceed $6,000,000. Neither the Borrower nor any other member of the Controlled Group has failed to make a required contribution or payment to any Multiemployer Plan or made a complete or partial withdrawal from a Multiemployer Plan. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

         5.10. Accuracy of Information. No information, exhibit or report
               -----------------------
furnished by the Borrower or any of its Subsidiaries to the Agent, the LC Issuer, the Swing Line Lender or to any Lender in connection with the negotiation of, or compliance with, the Credit Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

                                    59

         5.11. Regulation U. Margin stock (as defined in Regulation U)
               -------------
constitutes less than 25% of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

         5.12. Material Agreements. Neither the Borrower nor any Subsidiary
               -------------------
is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect or
(ii) any agreement or instrument evidencing or governing Indebtedness.

         5.13. Compliance With Laws. The Borrower and its Subsidiaries have
               --------------------
complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property. Except for matters identified on Schedule 6 hereto, neither the
                                           ----------
Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

         5.14. Ownership of Property. On the date of this Agreement, the
               ---------------------
Borrower and its Subsidiaries have good title, free of all Liens other than those permitted by Section 6.17, to all of the Property and assets reflected
                   ------------
in the financial statements referred to in Section 5.4 as owned by it. The
                                           -----------
Borrower and each of its Subsidiaries owns (or is licensed to use) all Intellectual Property which is necessary or appropriate in any material respect for the conduct of its respective business as conducted on the date of this Agreement, without any material conflict with the rights of any other Person. Neither the Borrower nor any Subsidiary is aware of (i) any material existing or threatened infringement or misappropriation of any of its Intellectual Property by any third party or (ii) any material third party claim that any aspect of the business of the Borrower or any Subsidiary (as conducted on the date of this Agreement) infringes or will infringe upon, any Intellectual Property or other property right of any other Person.

         5.15. Labor Matters. There are no labor controversies pending
               -------------
against the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect. The Borrower and each of its Subsidiaries are in substantial compliance in all material respects with the Fair Labor Standards Act, as amended.

         5.16. Investment Company Act. Neither the Borrower nor any
               ----------------------
Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                                    60

         5.17. Public Utility Holding Company Act. Neither the Borrower nor
               ----------------------------------
any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.18. Insurance. The Borrower and its Subsidiaries maintain with
               ---------
financially sound and reputable insurance companies insurance for property, casualty, business interruption and liability losses in such amounts and covering such risks as is consistent with sound business practice.

         5.19. Special Representations and Warranties of the Non-U.S.
               ------------------------------------------------------
Subsidiary Borrower. The Non-U.S. Subsidiary Borrower which may be a party
-------------------
hereto or which may become a party hereto after the Closing Date represents and warrants to the Lenders as provided in this Section 5.19 that:
                                                ------------

               (a) Existence and Standing. Such Non-U.S. Subsidiary Borrower
                   ----------------------
is a company duly organized and validly existing and in good standing under the laws of its jurisdiction of organization (hereinafter referred to as its "HOME COUNTRY") and has all requisite authority to conduct its business as it is now being conducted except where the failure to have such requisite authority would not have a Material Adverse Effect.

               (b) Authorization and Validity. The Non-U.S. Subsidiary
                   --------------------------
Borrower has the requisite power and authority and legal right to execute and deliver the Non-U.S. Subsidiary Borrower Credit Documents and to perform its obligations thereunder. The execution and delivery by the Non-U.S. Subsidiary Borrower of the Non-U.S. Subsidiary Borrower Credit Documents and the performance by it of its obligations thereunder have been duly authorized by proper corporate proceedings, and such Non-U.S. Subsidiary Borrower Credit Documents constitute legal, valid and binding obligations of the Non-U.S. Subsidiary Borrower enforceable against the Non-U.S. Subsidiary Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

               (c) No Conflict; Government Consent. Neither the execution
                   -------------------------------
and delivery by the Non-U.S. Subsidiary Borrower of the Non-U.S. Subsidiary Borrower Credit Documents, nor the consummation by it of the transactions therein contemplated to be consummated by it, nor compliance by the Non-U.S. Subsidiary Borrower with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Non-U.S. Subsidiary Borrower or any of its Subsidiaries or the Non-U.S. Subsidiary Borrower's or any of its Subsidiaries' articles of association (or other comparable constituent documents) or the provisions of any indenture, instrument or agreement to which the Non-U.S. Subsidiary Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the Property of the Non-U.S. Subsidiary Borrower or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement in any such case which violation, conflict, default, creation or imposition could reasonably be expected to


                                    61


have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental agency is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Non-U.S. Subsidiary Borrower Credit Documents.

               (d) Filing. To ensure the enforceability or admissibility in
                   ------
evidence of this Agreement and any promissory notes requested to be issued hereunder by the Non-U.S. Subsidiary Borrower in its Home Country, it is not necessary that this Agreement or any such promissory notes or any other document be filed or recorded with any court or other authority in its Home Country or that any stamp or similar tax be paid to or in respect of this Agreement or any such promissory notes of the Non-U.S. Subsidiary Borrower. The qualification by any Lender or the Agent for admission to do business under the laws of its Home Country does not constitute a condition to, and the failure to so qualify does not affect, the exercise by any Lender or the Agent of any right, privilege, or remedy afforded to any Lender or the Agent in connection with the Non-U.S. Subsidiary Borrower Credit Documents or the enforcement of any such right, privilege, or remedy against the Non-U.S. Subsidiary Borrower. The performance by any Lender or the Agent of any action required or permitted under the Credit Documents will not (i) violate any law or regulation of the Non-U.S. Subsidiary Borrower's Home Country or any political subdivision thereof, (ii) result in any tax (including any withholding tax) or other monetary liability to such party pursuant to the laws of the Non-U.S. Subsidiary Borrower's Home Country or political subdivision or taxing authority thereof or otherwise (provided that, should any such action result in any such tax or other monetary liability to the Lender or the Agent, the Borrower hereby agrees to indemnify such Lender or the Agent, as the case may be, against (x) any such tax or other monetary liability and (y) any increase in any tax or other monetary liability which results from such action by such Lender or the Agent and, to the extent the Borrower makes such indemnification, the incurrence of such liability by the Agent or any Lender will not constitute a Default) or (iii) violate any rule or regulation of any federation or organization or similar entity of which the Non-U.S. Subsidiary Borrower's Home Country is a member.

               (e) No Immunity. Neither the Non-U.S. Subsidiary Borrower nor
                   -----------
any of its assets is entitled to immunity from suit, execution, attachment or other legal process. The Non-U.S. Subsidiary Borrower's execution and delivery of the Non-U.S. Subsidiary Borrower Credit Documents constitute, and the exercise of its rights and performance of and compliance with its obligations under such Credit Documents will constitute, private and commercial acts done and performed for private and commercial purposes.

                           ARTICLE VI: COVENANTS

         During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

                                    62



         6.1. Financial Reporting. The Borrower will maintain, for
              -------------------
itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Agent (which shall promptly provide copies to the Lenders):

         (i) Within 90 days after the close of each of its fiscal years, an unqualified (except for qualifications relating to changes in accounting principles or practices reflecting changes in generally accepted principles of accounting and required or approved by the Borrower's independent certified public accountants) audit report certified by independent certified public accountants, acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants) for itself and the Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by (a) any management letter prepared by said accountants and (b) a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

         (ii) Within 45 days after the close of the first three quarterly periods of each of its fiscal years, for itself and the Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer as being prepared, to the best of his or her knowledge in accordance with Agreement Accounting Principles, consistently applied, subject to normal year-end audit adjustments.

         (iii) Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit F
                                                                    ---------
                hereto signed by its chief financial officer showing the calculations necessary to determine compliance with Sections
                                                                    --------
                6.20, 6.21 and 6.22 of this Agreement and stating that no
                ----  ----     ----
                Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

         (iv) As soon as possible and in any event not later than January 31 of each fiscal year commencing with the fiscal year beginning January 1, 2005, a copy of the plan and forecast (including a projected balance sheet, income statement and statement of cash flow) of the Borrower and its Subsidiaries for the upcoming fiscal year prepared in such detail as shall be reasonably satisfactory to the Agent.

                                    63


         (v) As soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto.

         (vi) As soon as possible and in any event within 10 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         (vii) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

         (viii) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Commission (other than routine filings relating solely to employee benefit plans and filings on Forms 3, 4 or 5 regarding insider trading activities). In the event the Borrower is no longer required to file reports with the Commission, the Borrower need not furnish such reports to the Agent, but nonetheless shall provide the Agent the financial statements previously contained in such reports.

         (ix) Promptly after the execution thereof, copies of all material amendments to the Note Purchase Agreement or any of the Receivables Purchase Documents.

         (x) Such other information (including non-financial information) as the Agent or any Lender may from time to time reasonably request.

         6.2. Use of Proceeds. The Borrower will, and will cause each
              ---------------
Subsidiary to, use the proceeds of the Advances, Swing Line Loans and Facility LCs to repay certain existing Indebtedness, for working capital purposes, for general corporate purposes, including, without limitation, for the Nash Elmo Acquisition and other Acquisitions permitted by Section 6.15
                                                              ------------
hereof, and to repay outstanding Advances and Reimbursement Obligations. After it has become a party hereto, the Non-U.S. Subsidiary Borrower will use the proceeds of the Revolving Credit Advances and Facility LCs for working capital and general corporate purposes, including, without limitation, for Acquisitions permitted by Section 6.15 hereof, and to repay
                                          ------------
its outstanding Advances and Reimbursement Obligations. The Borrower and the Non-U.S. Subsidiary Borrower will not, nor will they permit any Subsidiary to, use any of the proceeds of the Advances either (i) to purchase or carry any "margin stock" (as defined in Regulation U) or (ii) to make any other Acquisition (except as specifically permitted by Section 6.15).
                                                 ------------


                                    64


Notwithstanding anything herein to the contrary, Facility LCs may be applied for by the Borrower hereunder for the benefit of the Borrower's
Subsidiaries.

         6.3. Notice of Default. After knowledge thereof shall have
              -----------------
come to the attention of an Authorized Officer of either Borrower, such Borrower will give prompt notice in writing to the Agent, and the Agent shall promptly notify each other Lender, of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

         6.4. Conduct of Business. The Borrower will, and will cause
              -------------------
each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as conducted on the date of this Agreement, or as conducted on the date of its formation, in the case of the Non-U.S. Subsidiary Borrower or other Subsidiary that may be formed after the Closing Date, and to do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         6.5. Taxes. The Borrower will, and will cause each Subsidiary
              -----
to, pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

         6.6. Insurance. The Borrower will, and will cause each
              ---------
Subsidiary to, maintain with financially sound and reputable insurance companies insurance for property, casualty, business interruption and liability losses in such amounts and covering such risks as is consistent with sound business practice, and the Borrower will furnish to Agent, upon request of the Agent or any Lender, a certificate setting forth in summary form, the nature and extent of the insurance maintained pursuant to this provision and such other information as shall be reasonably requested. The Borrower will, within ten (10) Business Days of its receipt of notice of termination or cancellation of any products liability or other liability insurance policy insuring the Borrower or any of its Subsidiaries (other than any such notice with respect to the expiration of any such policy at the end of its stated term when renewal of such policy, or the obtaining of a substantially equivalent policy with a different insurer, is not expected to be a problem), give written notice thereof to the Lenders.

         6.7. Compliance with Laws. The Borrower will, and will cause
              --------------------
each Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all applicable federal, state and local environmental, health and safety statutes and regulations; provided,
                                                           --------
however, neither the Borrower nor any Subsidiary shall be required to comply
-------
with any such laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards if its failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

                                    65


         6.8.  Maintenance of Property and Books and Records. The
               ---------------------------------------------
Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep all of its tangible personal and real Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect all of its Intellectual Property including, without limitation, perform each of its respective obligations under any and all license agreements and other contracts and agreements evidencing or relating to Intellectual Property, using the same in interstate or foreign commerce, properly marking such Intellectual Property and maintaining all necessary and appropriate governmental registrations (both domestic and foreign). The Borrower will keep and maintain, and cause each of its Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles (in the case of the Borrower and the Domestic Subsidiaries) and generally accepted accounting principles in the applicable jurisdiction (in the case of the Foreign Subsidiaries) shall be made of all dealings and transactions in relation to their respective businesses and activities.

         6.9.  Inspection. The Borrower will, and will cause each
               ----------
Subsidiary to, permit the Lenders, at their cost, by their respective representatives and agent, during normal business hours, to inspect any of the Property, corporate books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may reasonably designate.

         6.10. Subsidiaries. The Borrower will cause each Person
               ------------
(other than a SPV) that becomes a direct or indirect Subsidiary of the Borrower after the date of this Agreement (whether as the result of an Acquisition, creation, or otherwise) to execute and deliver a Subsidiary Guaranty to and in favor of the Agent, the Swing Line Lender, the LC Issuer and the Lenders (together with an opinion of counsel, corporate resolutions and such other corporate documentation as the Agent may reasonably request, all in form and substance satisfactory to the Agent), in each case within 30 days after becoming a direct or indirect Subsidiary of the Borrower. Notwithstanding the foregoing, in the case of a Foreign Subsidiary, or a Domestic Subsidiary owned by a Foreign Subsidiary, no such Subsidiary shall be required to give, execute and deliver a Subsidiary Guaranty if the delivery of such Subsidiary Guaranty would either (i) cause the undistributed earnings of any such Foreign Subsidiary, or Domestic Subsidiary owned by a Foreign Subsidiary, to be treated as a deemed dividend to the Borrower for federal income tax purposes or (ii) be limited on account of legal or financial limitations imposed by the jurisdiction of organization of such Subsidiary (or the parent of such Subsidiary) or other relevant jurisdictions having authority over such Subsidiary, in which event the terms of Section 6.15 shall be applicable.
             ------------

         6.11. Dividends. The Borrower will not, nor will it permit
               ---------
any Subsidiary to, declare or pay any dividends on its capital stock (other than dividends payable in its own capital stock) or


                                    66


redeem, repurchase or otherwise acquire or retire any of its capital stock at any time outstanding, except that:

               (i) Any Subsidiary may declare and pay dividends to the Borrower or to a Wholly-Owned Subsidiary of the Borrower.

               (ii) Any Subsidiary may declare and pay dividends to a Subsidiary other than a Wholly-Owned Subsidiary of the Borrower so long as at the time of and upon giving effect to each such dividend (a) the Borrower shall be in compliance with Section 6.22 and (b) no other Default or
                                      ------------
                      Unmatured Default shall exist.

               (iii) The Borrower may declare or pay any dividends on its capital stock or redeem, repurchase or otherwise acquire or retire any of its capital stock at any time outstanding so long as at the time of and upon giving effect to each such dividend, repurchase, acquisition or retirement, (a) the Borrower shall be in compliance with Section 6.22 and
                                                               ------------
                      (b) no other Default or Unmatured Default shall exist.

         6.12. Indebtedness. The Borrower will not, nor will it permit any
               ------------
Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

               (i)    The Loans.

               (ii)   Indebtedness existing on the date hereof and described in
                      Schedule 7 hereto.
                      ----------

               (iii)  Contingent Obligations permitted by Section 6.16.
                                                          ------------

               (iv) Hedging Obligations entered into in the ordinary course of business as bona fide hedges against interest rate or commodity price fluctuations and not for speculative purposes.

               (v) Indebtedness of one or more Subsidiaries to the Borrower, but only to the extent permitted by clauses (vi) and (x)
                                                          ------------     ---
                      of Section 6.15.
                         ------------

               (vi) Indebtedness incurred in connection with the Receivables Purchase Documents, provided, that Receivables Facility
                                          --------
                      Attributed Indebtedness incurred in connection therewith does not exceed $75,000,000 in the aggregate at any time.

               (vii) Indebtedness incurred by Foreign Subsidiaries of the Borrower (excluding Obligations incurred hereunder) in an amount not to exceed $10,000,000 in the aggregate at any time.

               (viii) Additional Indebtedness of the Borrower and its
                      Subsidiaries in an aggregate principal amount at any one time outstanding not to exceed the greater of (a) $35,000,000 or (b) ten percent (10%) of Consolidated Net Worth.

                                    67


         6.13. Merger. The Borrower will not, nor will it permit any
               ------
Subsidiary to, merge or consolidate with any other Person, except that:

               (i) A Subsidiary may merge with the Borrower (so long as the Borrower is the surviving corporation).

               (ii) A Subsidiary may merge with a Wholly-Owned Subsidiary (so long as a Wholly-Owned Subsidiary is the surviving corporation).

               (iii) The Borrower may merge with any other Person subject to the terms and conditions of clause (xi) of Section 6.15.
                                                  -----------    ------------

         6.14. Sale of Assets. The Borrower will not, nor will it permit any
               --------------
Subsidiary to, lease, sell or otherwise dispose of its Property, to any other Person except for (i) sales of inventory in the ordinary course of business, (ii) the sale, discount, or transfer of delinquent accounts receivable in the ordinary course of business for purposes of collection only, (iii) occasional sales, leases or other dispositions of immaterial assets for consideration not less than fair market value, (iv) sales, leases or other dispositions of assets that are obsolete or have negligible fair market value; (v) sales of equipment for a fair and adequate consideration (but if replacement equipment is necessary for the proper operation of the business of the seller, the seller must promptly replace the sold equipment); and (vi) any transfer of an interest in Receivables, Receivables and Related Security, accounts or notes receivable on a limited recourse basis under the Receivables Purchase Documents, provided that such transfer
                                                --------
qualifies as a legal sale and as a sale under Agreement Accounting Principles and that the amount of Receivables Facility Attributed Indebtedness does not exceed $75,000,000 at any one time outstanding; provided, however, that the aggregate amount of Property of the Borrower and
--------  -------
its Subsidiaries leased, sold or disposed of pursuant to any of clauses (ii)
                                                                ------------
through (vi) of this Section (excluding any equipment which has been
        ----
promptly replaced) during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs shall not constitute a Substantial Portion of the Property of the Borrower and its Subsidiaries.

         6.15. Investments and Acquisitions; Guaranty or Pledge
               ------------------------------------------------
Documentation for New Subsidiaries. The Borrower will not, nor will it
----------------------------------
permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

         (i) Short-term obligations (i.e., maturing within one year) of, or fully guaranteed by, the United States of America.

         (ii) Commercial paper rated A-l or better by Standard and Poor's Ratings Group, a division of McGraw Hill
                Corporation or P-l or better by Moody's Investors Service,
                Inc.

                                    68


         (iii) Certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000.

         (iv) Money-market funds or money-market mutual funds which (a) seek to maintain a constant net asset value, (b) maintain fund assets under management having an aggregate market value of at least $500,000,000 and (c) invest primarily in Investments referred to in clauses (i) through (iii)
                                           -----------         -----
                above.

         (v) Demand deposit accounts maintained in the ordinary course of business.

         (vi) Investments in existence on the date of this Agreement and described in Schedule 8 hereto.
                             ----------

         (vii) Current trade and customer accounts receivable that are for goods furnished or services rendered in the ordinary course of business and that are payable on terms customary in the trade, including the existing floor plan program offered to distributors of the Borrower's products.

         (viii) Investments evidenced by promissory notes executed by customers of the Borrower and payable to the Borrower in an aggregate principal amount not to exceed $500,000 at any one time outstanding.

         (ix) Investments in the SPVs (a) required in connection with the Receivables Purchase Documents and (b) resulting from the transfers permitted by Section 6.14 (vi).
                                           -----------------

         (x) Loans, capital contributions and other Investments made subsequent to the date of this Agreement, whether in existing Subsidiaries, new Subsidiaries or Persons which are not Subsidiaries of the Borrower; provided, that (a)
                                                      --------
                the aggregate amount of such Investments to Persons which are not Obligor Subsidiaries or the Non-U.S. Subsidiary Borrower of Borrower made during the term of this Agreement does not exceed $20,000,000 and (b) the Borrower shall have complied with Section 6.10 in respect of each
                                         ------------
                Subsidiary not identified on Schedule 5 hereto.
                                             ----------

         (xi) Acquisitions of other Persons made by the Borrower subsequent to the date of this Agreement; provided, that (a) except with
                                               --------
                respect to a proposed Acquisition where the aggregate consideration to be paid by the Borrower plus any
                                                         ----
                consideration paid in connection with Acquisitions made by the Borrower during the immediately preceding twelve month period (or, if the date of such Acquisition is prior to the first anniversary of the Closing Date, the period from such date extending back to the Closing Date) is less than $20,000,000, the Borrower shall have supplied the Lenders, at least 15 days prior to any such proposed Acquisition, with historic financial statements for the Person to be acquired (which financial statements shall include the four most recently completed fiscal quarters of such Person, but which need not be audited) and pro


                                    69


                forma financial statements for such Person and the Borrower on a combined and consolidated basis, in a manner acceptable to the Agent, which shall demonstrate in the reasonable judgment of the Agent that, if such Acquisition were to be consummated, together with Acquisitions made by the Borrower in the twelve months preceding the proposed Acquisition, the Leverage Ratio would not exceed the Required Ratio (it being understood and agreed that if such historic and pro forma financial statements demonstrate, in the reasonable judgment of the Agent, that the Leverage Ratio would exceed the Required Ratio, the Required Lenders' consent shall be required for consummation of the proposed Acquisition); (b) upon giving effect to each such Acquisition (1) the Person so acquired by the Borrower shall have either been merged into the Borrower (with the Borrower as the surviving entity) or such Person shall have become a Wholly-Owned Subsidiary of the Borrower (and the Borrower shall have complied with
                Section 6.10 in respect of such Subsidiary) and (2) no
                ------------
                Default or Unmatured Default does exist or would exist after giving effect to the proposed Acquisition; (c) prior to the date of such Acquisition, such Acquisition shall have been approved by the board of directors and, if applicable, the shareholders of the Person whose stock or assets are being acquired in connection with such Acquisition and no claim or challenge has been asserted or threatened by any shareholder or director of such Person which could reasonably be expected to have a material adverse effect on such Acquisition or a Material Adverse Effect; and (d) as of the date of any such Acquisition, all approvals required in connection with such Acquisition shall have been obtained. As used herein, "REQUIRED RATIO" means (i) 3.75 to 1.0 for the four-quarter periods ending on September 30, 2004 and December 31, 2004,
                (ii) 3.5 to 1.0 for the four-quarter periods ending on March 31, 2005 and June 30, 2005 and (iii) 3.35 to 1.0 for each four-quarter period ending thereafter.

         (xii) Loans, capital contributions and other Investments among the Borrower, the Non-U.S. Subsidiary Borrower and the Obligor Subsidiaries.

         (xiii) The Nash Elmo Acquisition.

For the purposes of this Section 6.15, Investments and Acquisitions shall be
                         ------------
valued at their initial principal amount, or cost, as the case may be, without giving effect to any interest or dividends paid thereon or any appreciation or depreciation in the market value thereof; provided, however, that Investments consisting of loans and advances shall be valued at the principal amount thereof then remaining unpaid.

In addition to the foregoing provisions, the Borrower will not, nor will it permit any consolidated Subsidiary to, create or acquire a Subsidiary (a "NEW SUBSIDIARY") other than in connection with an Acquisition permitted hereunder or pursuant to any transaction that is permitted by or not otherwise prohibited by this Agreement; provided that (1) upon the creation or acquisition of each New Subsidiary (other than


                                    70

a SPV), the Borrower shall, and shall cause each such New Subsidiary to, comply with Section 6.10; (2) upon the creation or acquisition of each New Subsidiary which is a Material Domestic Subsidiary or a Material Foreign Subsidiary (other than a SPV), the Borrower shall or shall cause its applicable Domestic Subsidiary which is the parent of such Material Domestic Subsidiary or Material Foreign Subsidiary to promptly (but in any event within 30 days (in the case of the pledge of equity in a Material Domestic Subsidiary) and 60 days (in the case of the pledge of equity in a Material Foreign Subsidiary) following the creation or acquisition thereof, subject, in the case of the Non-U.S. Subsidiary Borrower, to the conditions set forth in Section 4.2) to execute a Pledge Agreement with respect to 100% of the
   -----------
capital stock and other equity interests of such Material Domestic Subsidiary and 65% of the voting capital stock and other equity interests of such Material Foreign Subsidiary, provided the Lien created under such Pledge Agreement shall be extended equally and ratably to the Senior Noteholders pursuant to the Intercreditor Agreement; and (3) in either case, shall deliver appropriate corporate resolutions, opinions and other documentation in form and substance satisfactory to the Agent in connection therewith. In addition to the foregoing provisions, if any Subsidiary becomes a Material Domestic Subsidiary or a Material Foreign Subsidiary (whether through investment, add-on acquisitions, growth or otherwise), the Borrower shall or shall cause its applicable Domestic Subsidiary which is the parent of such Material Domestic Subsidiary or Material Foreign Subsidiary to promptly (but in any event within 30 days (in the case of the pledge of equity in a Material Domestic Subsidiary) or 60 days (in the case of the pledge of equity in a Material Foreign Subsidiary) following the end of the fiscal quarter during which such Subsidiary becomes a Material Domestic Subsidiary or a Material Foreign Subsidiary) execute a Pledge Agreement with respect to 100% (in the case of a Material Domestic Subsidiary) or 65% (in the case of a Material Foreign Subsidiary) of the voting capital stock and other equity interests of such Subsidiary, provided any Lien created under any such Pledge Agreement shall be extended equally and ratably to the Senior Noteholders pursuant to a the Intercreditor Agreement; and shall deliver appropriate corporate resolutions, opinions and other documentation in form and substance satisfactory to the Agent in connection therewith; provided, however, that (i) the provisions of this
                      --------  -------
sentence shall not be applicable to Gardner Denver Wittig GmbH, provided the Borrower is in compliance with the provisions of Section 6.24 and (ii) no
                                                 ------------
Pledge Agreement in respect of a Material Foreign Subsidiary acquired pursuant to the Nash Elmo Acquisition shall be required to be delivered hereunder until November 1, 2004 (or such later date as the Agent may agree to in the exercise of its reasonable discretion; it being understood and agreed that the failure to deliver such Pledge Agreements by November 1, 2004 or such later date shall constitute a Default under Section 7.3).
                                                         -----------

         6.16. Contingent Obligations and Off Balance Sheet Liabilities. The
               --------------------------------------------------------
Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary) or Off Balance Sheet Liabilities, except (i) by endorsement of instruments for deposit or collection in the ordinary course of business, (ii) Facility LCs issued hereunder, (iii) the Parent Guaranty and the Subsidiary Guaranties,
(iv) litigation indemnities in favor of Cooper existing on the date of this Agreement, (v) an additional aggregate amount not to exceed $10,000,000 at any one time outstanding consisting of Letters of Credit (excluding all Facility LCs, but including all Existing LCs) issued upon the application of the Borrower (but not any Subsidiary); (vi) Contingent Obligations of the Borrower with respect to the obligations of any Subsidiary or other Person in which the Borrower has a direct or indirect Investment, provided that the aggregate amount of all such Contingent Obligations, when added to the aggregate


                                    71


amount of all outstanding Investments permitted by clause (x) of
                                                   ----------
Section 6.15, shall not at any time exceed $20,000,000; (vii) Contingent
------------
Obligations of any Obligor Subsidiary which is a party to a Subsidiary Guaranty consisting of a guaranty by such Obligor Subsidiary of the Indebtedness evidenced by the Senior Notes; provided, (y) such guaranty to the Senior Noteholders shall be on substantially the same terms as the applicable Subsidiary Guaranty, with such changes thereto as shall not in any manner be adverse to the interests of the Agent or the Lenders, and (z) such guaranty of the Senior Notes shall provide for its automatic release upon the release of the applicable Obligor Subsidiary of the Subsidiary Guaranty; (viii) Off Balance Sheet Liabilities which are included in the definition of Consolidated Total Debt provided the Borrower is in compliance with the financial covenants of this Agreement; (ix) Contingent Obligations of the Borrower or any of its Subsidiaries arising under the Receivables Purchase Documents; (x) Contingent Obligations of the Borrower or any of its Subsidiaries consisting of a guaranty of any Hedging Obligations of the Borrower or its Subsidiaries owing to any Lender or Affiliate of a Lender it its separate capacity as the hedge counterparty or provider thereunder, but only to the extent such Hedging Obligations are permitted under Section
                                                                -------
6.12(iv) and (xi) Contingent Obligations under letters of credit identified
--------     ----
in Schedule 7 hereto.
   ----------

         6.17.  Liens. The Borrower will not, nor will it permit any
                -----
Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

         (i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with generally accepted principles of accounting shall have been set aside on its books.

         (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books.

         (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

         (iv) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or the Subsidiaries.

         (v) Good faith deposits incurred in the ordinary course of business to secure public or statutory obligations, to secure or in lieu of surety bonds, or in connection with

                                    72


                bids or contracts (including, without limitation, the purchase or lease of real estate).

         (vi) Liens securing judgments or orders for the payment of money, or surety or appeal bonds with respect to any such judgment or order, in an aggregate amount not exceeding $1,000,000, so long as no Default exists with respect thereto under Section 7.9.
                              -----------

         (vii) The interest of a lessor under any conditional sale or Capitalized Lease to the Borrower so long as the related Indebtedness is permitted by Section 6.12.
                                             ------------

         (viii) Any Lien on any asset securing Indebtedness permitted by
                Section 6.12 which is incurred or assumed for the purpose
                ------------
                of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof.

         (ix) Any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary or is merged or consolidated with or into the Borrower or a Subsidiary, provided that the Indebtedness secured by each such Lien is permitted by Section 6.12.
                                ------------

         (x)    Liens existing on the date hereof and described in
                Schedule 9 hereto which secure Indebtedness in existence
                ----------
                on the date of this Agreement.

         (xi) Liens arising out of any renewal, extension or refinancing of any Indebtedness secured by any Lien permitted by any of clauses (vii), (viii), (ix) or (x) above, so long as
                   -------------  ------  ----    ---
                the principal amount of such Indebtedness in not increased thereby and such Indebtedness is not secured by any additional Property.

         (xii) Liens in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision thereof, in favor of any other country or political subdivision, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Indebtedness permitted by Section 6.12 and
                                                           ------------
                incurred or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of Property subject to such Liens, or the cost of constructing or improving the Property subject to such Liens, including, without limitation, Liens incurred in connection with pollution control, industrial revenue or similar tax-advantaged financings; provided the aggregate amount of Indebtedness secured under this clause (xii) shall not exceed
                                                ------------
                $20,000,000.

         (xiii) Liens in favor of the Agent granted pursuant to any Collateral Document.

         (xiv) Liens on any collateral covered by any of the Collateral Documents, which Liens have been extended for the equal and ratable benefit of the Senior Noteholders to secure the Indebtedness of the Borrower under the Note Purchase Agreement and


                                    73


                the Senior Notes and which Liens are governed by the Intercreditor Agreement and which Liens, pursuant to the terms of the Note Purchase Agreement, shall be automatically released without any action on the part of any Noteholder, if the Lien thereon under the Collateral Documents in favor of the Agent for the benefit of itself, the LC Issuer and the Lenders shall be released.

         (xv) Liens arising under the Receivables Purchase Documents, so long as the related Indebtedness is permitted by Section 6.12.
                                                                 ------------

         6.18. Rentals. The Borrower will not, nor will it permit any
               -------
Subsidiary to, create, incur or suffer to exist obligations for Rentals in excess of $6,000,000 during any one fiscal year on a non-cumulative basis in the aggregate for the Borrower and its Subsidiaries.

         6.19. Affiliates. The Borrower will not, and will not permit any
               ----------
Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (i) Permitted Receivables Transfers and
(ii) transactions in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction.

         6.20. Minimum Consolidated Interest Coverage Ratio. The Borrower
               --------------------------------------------
will not, as of the last day of any fiscal quarter of the Borrower, commencing with the fiscal quarter ending September 30, 2004, permit the Consolidated Interest Coverage Ratio for the period of four fiscal quarters ending on such day, to be less than 3.25 to 1.0.

         6.21. Minimum Consolidated Net Worth. The Borrower will not at any
               ------------------------------
time subsequent to the Closing Date permit Consolidated Net Worth to be less than the sum of (i) $308,000,000 plus (ii) 50% of Consolidated Net Income (if positive) for each fiscal quarter of the Borrower commencing with the fiscal quarter ending September 30, 2004 and concluding with the fiscal quarter ending most recently prior to the date of determination, but without deduction for any fiscal quarter in which there is a loss.

         6.22. Maximum Leverage Ratio. The Borrower will not, as of the last
               ----------------------
day of any fiscal quarter of the Borrower, commencing with the fiscal quarter ending September 30, 2004, permit the Leverage Ratio for the period of four consecutive fiscal quarters ending on such day, to be greater than
(i) 4.00 to 1.0 for the four-quarter periods ending on September 30, 2004 and December 31, 2004, (ii) 3.75 to 1.0 for the four-quarter periods ending on March 31, 2005 and June 30, 2005 and (iii) 3.5 to 1.0 for the four-quarter periods ending on September 30, 2005 and at the end of each fiscal quarter thereafter.

         6.23. Capital Expenditures. The Borrower will not, nor will it
               --------------------
permit any Subsidiary to, expend, or be committed to expend, during any period of twelve consecutive months on a non-cumulative basis an amount for Consolidated Capital Expenditures in the aggregate for the Borrower and its Subsidiaries which exceeds five percent (5%) of consolidated revenues for such


                                    74


twelve-month period, calculated in each case as of the end of each fiscal-quarter for the twelve months then ended.

         6.24. Pledge Agreements. The Borrower shall not at any time permit
               -----------------
the aggregate assets of all of the Borrower's Subsidiaries in connection with which the Agent has not received a pledge of the required equity pursuant to a Pledge Agreement in accordance with Section 6.15 to exceed
                                                  ------------
fifteen percent (15%) of consolidated total assets of the Borrower and its Subsidiaries.

                           ARTICLE VII: DEFAULTS

         The occurrence of any one or more of the following events shall constitute a Default:

         7.1.  Any representation or warranty made (or deemed made pursuant to
Section 4.3 of this Agreement, any relevant provision of any Pledge
-----------
Agreement or any relevant provision of any Subsidiary Guaranty) by the Borrower or any Subsidiary to the Lenders, the Swing Line Lender, the LC Issuer or the Agent under or in connection with this Agreement, any Credit Extension, any Subsidiary Guaranty, any Pledge Agreement or any certificate or information delivered in connection with this Agreement, any Credit Extension or any other Credit Document shall be materially false on the date as of which made.

         7.2. Nonpayment of (a) any Reimbursement Obligation or the principal of any Loan when due, or (b) interest upon any Loan or Reimbursement Obligation or of any fee payable pursuant to Section 2.7 or Section 2.23(d)
                                             -----------    ---------------
within five days after the same becomes due, or (c) any other obligations under any of the Credit Documents not referred to in clauses (a) and (b)
                                                     -----------     ---
above within five days after receipt by the applicable Borrower of a written demand therefor from the Agent or any Lender, as applicable.

         7.3.  The breach by the Borrower of any of the terms or provisions of
Section 6.2, 6.3 or any of Sections 6.10 through 6.19.
-----------  ---           -------------         ----

         7.4. The breach by either Borrower (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or
                            -----------  ---    ---
provisions of this Agreement, and such breach continues for 30 days after the first to occur of (i) the date the applicable Borrower first knows of such breach or (ii) the date the applicable Borrower receives written notice from any Lender (acting through the Agent) of such breach.

         7.5. Failure of the Borrower or any of its Subsidiaries to pay any Material Indebtedness when due; or either (i) the Borrower or any of its Subsidiaries shall default in the performance of any term, provision or condition contained in any agreement or agreements under which any Material Indebtedness was created or is governed (and any applicable grace period(s) expressly set forth therein shall have expired) or (ii) any other event shall occur or condition exist (including any "Amortization Event" or event of like import in connection with the Receivables Purchase Facility), (a) the effect of which (under either clause (i) or (ii), as the case may be) is
                                  ----------    ----
to cause, or to permit the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity; or any Material


                                    75


Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof or (b) if such event or condition shall occur under any Receivables Purchase Documents, the effect thereof is to (x) terminate the reinvestment of collections or proceeds of Receivables and Related Security under any Receivables Purchase Document (other than a termination resulting solely from the request of the Borrower or any of its Subsidiaries), or (y) cause the replacement of, or permit the investors thereunder to replace, the Person then acting as servicer for the related Receivables Purchase Facility; or the Borrower or any of its Subsidiaries shall not pay, or shall admit in writing its inability to pay, its debts generally as they become due.

         7.6. The Borrower or any of its Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief with respect to it under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or (vi) fail to contest in
                                    -----------
good faith any appointment or proceeding described in Section 7.7.
                                                      -----------

         7.7. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property; or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any
             ---------------
of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days.

         7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control (each a "CONDEMNATION"), of all or any portion of the Property of the Borrower or any of its Subsidiaries, which, when taken together with all other Property of the Borrower and its Subsidiaries, or any of them, so Condemned during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion of the consolidated Property of the Borrower and its Subsidiaries.

         7.9. The Borrower or any of its Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge any one or more judgments or orders for the payment of money in excess of $1,000,000 (other than any judgment for which a financially sound and reputable insurer has admitted in writing liability) in the aggregate, which are not stayed on appeal or otherwise being appropriately contested in good faith with adequate reserves set aside on its books in accordance with generally accepted accounting principles.

                                    76


         7.10. The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $6,000,000; or any Reportable Event shall occur in connection with any Plan; or the Borrower or any of its Subsidiaries or any other member of the Controlled Group shall become party to any Multiemployer Plan.

         7.11. Except for matters identified on Schedule 6 hereto, the
                                                ----------
Borrower or any of its Subsidiaries shall be the subject of any proceeding or investigation pertaining to the release by the Borrower or any of its Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, or any violation of any federal, state or local environmental, health or safety law or regulation, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         7.12. Any Change in Control shall occur.

         7.13. Other than in connection with any transactions which shall be permitted by the terms hereof or of any other Credit Document or which shall otherwise have been approved in writing by Required Lenders (or, if required by the terms of Section 8.3 all of the Lenders), the Borrower shall cease
                        ---
to own at least 80% of the capital stock of each Obligor Subsidiary and the Non-U.S. Subsidiary Borrower.

         7.14. The Parent Guaranty, any Subsidiary Guaranty or any Pledge Agreement shall fail to remain in full force or effect; or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Parent Guaranty, any Subsidiary Guaranty or any Pledge Agreement; or the Borrower or any Subsidiary shall fail to comply with any of the terms or provisions of the Parent Guaranty, any Subsidiary Guaranty or any Pledge Agreement to which it is a party and any grace or cure period set forth therein shall have expired; or the Borrower or any Subsidiary denies that it has any further liability under the Parent Guaranty, any Subsidiary Guaranty or any Pledge Agreement to which it is a party, or gives notice to such effect.

         7.15. Any of the following shall occur: (i) any Credit Document shall for any reason fail to create a valid and perfected first priority security interest in any collateral purported to be covered thereby, except as permitted by the terms of any Credit Document, (ii) any Credit Document shall fail to remain in full force or effect, (iii) any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Credit Document, or (iv) either Borrower shall fail to comply with any of the terms or provisions of any Credit Document.

    ARTICLE VIII: ACCELERATION, DEFAULTING LENDERS, WAIVERS, AMENDMENTS
                                AND REMEDIES

         8.1. Remedies.
              --------

         (a) If any Default described in Section 7.6 or 7.7 occurs with
                                         -----------    ---
respect to either Borrower, the Commitments of the Lenders hereunder (and the obligation of the Swing Line Lender to make Swing Line Loans and the obligation of a LC Issuer to issue Facility LCs) shall automatically terminate and the Obligations shall immediately become due and payable without


                                    77


any election or action on the part of the Agent, the Swing Line Lender, the LC Issuer or any Lender. If any other Default occurs and is continuing, the Required Lenders may terminate or suspend the Commitments of the Lenders (and the obligation of the Swing Line Lender to make Swing Line Loans and the obligation of a LC Issuer to issue Facility LCs), or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which each Borrower hereby expressly waives. The Agent shall notify the Borrowers of any action taken by the Required Lenders pursuant to the preceding sentence.

         (b) In addition, each Borrower agrees that upon the occurrence and during the continuance of any Default, it shall, if requested at any time by the Agent upon instruction from the Required Lenders, pay (and, in the case of any of the Defaults specified in Section 7.6 or 7.7 with respect to
                                    -----------    ---
either Borrower, forthwith, without any demand or the taking of any other action by the Agent or any Lender, it shall pay) to the Agent an amount in immediately available funds equal to the then aggregate amount of the LC Obligations attributable to it (in the applicable currency or currencies of the Facility LCs under which such LC Obligations arose) to be held as security therefor for the benefit of the Lenders and the LC Issuer (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall not be required to make any such payments with respect to any LC Obligations incurred by the Borrower).

         (c) If, within 30 days after acceleration of the maturity of the Obligations or termination of the Commitments of the Lenders hereunder (and the obligation of the Swing Line Lender to make Swing Line Loans and the obligation of the LC Issuer to issue Facility LCs) as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with
                                                -----------    ---
respect to either Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Agent shall, by notice to the Borrowers, rescind and annul such acceleration and/or termination.

         8.2. Defaulting Lender. In the event that any Lender fails to fund
              -----------------
its Revolving Loan Percentage or Term Loan Percentage, as applicable, of any Advance requested or deemed requested by either Borrower which such Lender is obligated to fund under the terms of this Agreement (the funded portion of such Advance being hereinafter referred to as a "NON PRO RATA LOAN"), until the earlier of such Lender's cure of such failure and the termination of the Commitments, the proceeds of all amounts thereafter repaid to the Agent by the applicable Borrower and otherwise required to be applied to such Lender's share of all other Obligations pursuant to the terms of this Agreement shall be advanced to the applicable Borrower by the Agent ("CURE LOANS") on behalf of such Lender to cure, in full or in part, such failure by such Lender, but shall nevertheless be deemed to have been paid to such Lender in satisfaction of such other Obligations. Notwithstanding anything in this Agreement to the contrary:

              (i)   the foregoing provisions of this Section 8.2 shall apply
                                                     -----------
         only with respect to the proceeds of payments of Obligations and shall not affect the conversion or continuation of Loans pursuant to Section 2.10;
            ------------

                                    78


              (ii) any such Lender shall be deemed to have cured its failure to fund its Revolving Loan Percentage or Term Loan Percentage of
         any Advance at such time as an amount equal to such Lender's original Revolving Loan Percentage or Term Loan Percentage, as applicable, of the requested principal portion of such Advance is fully funded to the applicable Borrower, whether made by such Lender itself or by operation of the terms of this Section 8.2, and whether or not
                                           -----------
         the Non Pro Rata Loan with respect thereto has been repaid, converted or continued;

              (iii) amounts advanced to the applicable Borrower to cure, in full or in part, any such Lender's failure to fund its Revolving Loan Percentage or Term Loan Percentage, as applicable, of any Advance shall bear interest at the rate applicable to Loans which are Floating Rate Loans, in effect from time to time, and for all other purposes of this Agreement shall be treated as if they were Floating Rate Loans;

              (iv) regardless of whether or not a Default has occurred or is continuing, and notwithstanding the instructions of the applicable Borrower as to its desired application, all repayments of principal which, in accordance with the other terms of this Agreement, would be applied to the outstanding Floating Rate Loans shall be applied first, ratably to all Floating Rate Loans constituting Non Pro Rata
         -----
         Loans, second, ratably to Floating Rate Loans other than those
                ------
         constituting Non Pro Rata Loans or Cure Loans and, third, ratably to
                                                            -----
         Floating Rate Loans constituting Cure Loans (it being understood and agreed that all payments of principal made by the Non-U.S. Subsidiary Borrower shall be applied as set forth above only to Loans made to the Non-U.S. Subsidiary Borrower);

              (v) for so long as and until the earlier of any such Lender's cure of the failure to fund its Revolving Loan Percentage or Term Loan Percentage, as applicable, of any Advance and the termination of the Commitments, the term "Required Lenders" for purposes of this Agreement shall mean Lenders (excluding all Lenders whose failure to fund their respective applicable Percentages of such Advance have not been so cured) whose Percentage represents at least fifty-one percent (51%) of the aggregate Percentages of such Lenders; and

              (vi) for so long as and until any such Lender's failure to fund its Revolving Loan Percentage or Term Loan Percentage, as applicable, of any Advance is cured in accordance with Section 8.2(ii), (A) such
                                                    ---------------
         Lender shall not be entitled to and the Borrowers shall not be required to pay any facility fees with respect to its Commitments and (B) such Lender shall not be entitled to and the Borrowers shall not be required to pay any letter of credit fees which would otherwise be payable to such Lender.

         8.3. Amendments. Subject to the provisions of this Article VIII,
              ----------                                    ------------
the Required Lenders (or the Agent with the consent in writing of the Required Lenders), the Borrower and (after it has become a party hereto) the Non-U.S. Subsidiary Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Credit Documents or changing in any manner the rights of the Lenders or the Borrowers hereunder or


                                    79

thereunder or waiving any Default hereunder; provided, that no such
                                             --------
supplemental agreement shall, without the consent of each Lender directly affected thereby:

              (a) Increase (other than pursuant to and in accordance with
                  Section 2.27) or decrease the amount of, the Commitment of
                  ------------
                  any Lender (except for a ratable decrease in the Commitments of all Lenders) or otherwise subject any Lender to any additional obligation; or

              (b) Reduce the principal of or rate of interest on any Loan, any Reimbursement Obligation or any fees hereunder or reduce the amount of any principal payment of the Term Loan required by Section 2.3(d); or
                                   --------------

              (c) Postpone the date fixed for any payment of principal of or interest on any Loan, any Reimbursement Obligation or any fees hereunder (other than modifications to the provisions relating to Designated Prepayments (as defined in
                  Section 2.4(d)) of the Loans and other Obligations); or
                  --------------

              (d) Extend the Revolving Loan Termination Date or the Term
                  Loan Final Maturity Date, or otherwise extend the term of the Commitment of any Lender; or

              (e) Change the definition of Required Lenders or the
                  percentage of the Commitments, the Outstanding Credit Exposures or the Outstanding LC Exposures, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section 8.3 or any
                                                        -----------
                  other provision of the Credit Documents; or

              (f) Permit either Borrower to assign any of its rights or
                  obligations under this Agreement; or

              (g) Other than in connection with any transactions which shall be permitted by the terms hereof or of any other Credit Document or which shall otherwise have been approved in writing by Required Lenders (or, if required by the other terms of this Section 8.3 all of the Lenders), release
                                -----------
                  the Borrower or any Subsidiary from all or any portion of its guaranty liability under its respective Parent Guaranty or Subsidiary Guaranty; or

              (h) Other than in connection with any transactions which shall be permitted by the terms hereof or of any other Credit Document or which shall otherwise have been approved in writing by Required Lenders (or, if required by the other terms of this Section 8.3, all of the Lenders), release
                                -----------
                  any of the collateral pledged pursuant to the Pledge
                  Agreements;

              (i) Waive the requirements of Section 4.1(i), ; or
                                            --------------

              (j) Amend or waive any of the provisions of this Section 8.3.
                                                               -----------

                                    80


         No amendment of any provision of this Agreement relating to the Agent, the Swing Line Lender or the LC Issuer shall be effective without the written consent of the Agent, the Swing Line Lender or the LC Issuer, as the case may be. The Agent may waive payment of the fee required under
Section 12.3.2 without obtaining the consent of any other party to this
--------------
Agreement.

         8.4. Preservation of Rights. No delay or omission of the Lenders,
              ----------------------
the Swing Line Lender or the Agent to exercise any right under the Credit Documents shall impair such right or be construed to be a waiver of any Default or Unmatured Default or an acquiescence therein, and the making of a Loan or issuance of a Letter of Credit notwithstanding the existence of a Default or Unmatured Default or the inability of the applicable Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Credit Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.3,
                                                             -----------
and then only to the extent in such writing specifically set forth. All remedies contained in the Credit Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.

                       ARTICLE IX: GENERAL PROVISIONS

         9.1. Survival of Representations. All representations and
              ---------------------------
warranties of the Borrowers contained in this Agreement shall survive delivery of this Agreement and the making of the Loans herein contemplated.

         9.2. Governmental Regulation. Anything contained in this Agreement
              -----------------------
to the contrary notwithstanding, no Lender shall be obligated to extend credit to either Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3. Taxes. Any taxes (excluding federal income taxes on the
              -----
overall net income of any Lender and except as otherwise provided in
Section 2.22) or other similar assessments or charges made by any
------------
governmental or revenue authority in respect of the Credit Documents shall be paid by the applicable Borrower, together with interest and penalties, if any. As of the date of this Agreement, neither the Borrower nor any Lender is aware of any such taxes, assessments or charges.

         9.4. Headings. Section headings in the Credit Documents are for
              --------
convenience of reference only, and shall not govern the interpretation of any of the provisions of the Credit Documents.

         9.5. Entire Agreement. The Credit Documents embody the entire
              ----------------
agreement and understanding among the Borrowers, the Agent and the Lenders and supersede all prior agreements and understandings among the Borrowers, the Agent and the Lenders relating to the


                                    81

subject matter thereof including, without limitation, the Existing Credit Agreement (other than contingent indemnity obligations which are stated to survive the termination thereof).

         9.6. Several Obligations; Benefits of this Agreement. The
              -----------------------------------------------
respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns; provided, however, that the parties hereto expressly agree that the Arranger
--------  -------
shall enjoy the benefits of the provisions of Sections 9.7, 9.12 and 10.10
                                              ------------  ----     -----
to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

         9.7. Expenses; Indemnification. The Borrower and the Non-U.S.
              -------------------------
Subsidiary Borrower shall reimburse the Agent and the Arranger for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agent and Arranger, which attorneys may be employees of the Agent or the Arranger) paid or incurred by the Agent or the Arranger in connection with the preparation, negotiation, execution, delivery, syndication, amendment, modification and administration of the Credit Documents. The Borrower and the Non-U.S. Subsidiary Borrower also agree to reimburse the Agent, the Swing Line Lender, any LC Issuer, the Arranger and the Lenders for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agent, the Swing Line Lender, any LC Issuer, the Arranger and the Lenders, which attorneys may be employees of the Agent, the Swing Line Lender, any LC Issuer, the Arranger or the Lenders and other advisors and professionals engaged by the Agent or the Arranger) paid or incurred by the Agent, the Swing Line Lender, any LC Issuer, the Arranger or any Lender in connection with the collection and enforcement of the Credit Documents. The Borrower and the Non-U.S. Subsidiary Borrower further agree to indemnify the Agent, the Swing Line Lender, any LC Issuer, the Arranger and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent, the Swing Line Lender, an LC Issuer, the Arranger or any Lender is a party thereto) (collectively "LOSSES") which any of them may pay or incur arising out of or relating to this Agreement, the other Credit Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder. The obligations of each Borrower under this Section shall survive the termination of this Agreement; provided, however,
                                                         --------  -------
that neither Borrower shall be obligated to indemnify any Lender, the Agent, the Swing Line Lender, the Arranger or any LC Issuer with respect to Losses which arise solely from such Lender's, Agent's Swing Line Lender's, Arranger's or LC Issuer's gross negligence or willful misconduct. Notwithstanding anything to the contrary herein, neither Borrower shall be liable to reimburse the Agent, the Swing Line Lender, the LC Issuers, the Arranger or any of the Lenders in respect of disputes which arise or Losses which are incurred by the Agent, the Swing Line Lender, the LC Issuers, the Arranger or any of the Lenders which arise solely as a result of an action or failure to act on the part of the Agent, the Swing Line Lender, an LC Issuer, the


                                    82


Arranger or a Lender and which do not relate in any way to actions or failures to act on the part of the applicable Borrower or any of the Borrower's Subsidiaries. Without otherwise limiting the foregoing, it is understood and agreed that the Non-U.S. Subsidiary Borrower shall not be obligated to indemnify any Lender, the Agent, the Swing Line Lender, the Arranger or any LC Issuer with respect to any amounts determined to be attributable to Loans made to, or Obligations incurred by or on behalf of, the Borrower.

         9.8.  Numbers of Documents. All statements, notices, closing
               --------------------
documents, and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

         9.9.  Accounting. Except as provided to the contrary herein, all
               ----------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

         9.10. Prior Agreement. The Borrower, the Lenders and the Agent
               ---------------
agree that, upon (i) the execution and delivery of this Agreement by each of the parties hereto and (ii) the satisfaction (or waiver by the aforementioned parties) of the conditions precedent set forth in Section 4.1,
                                                                 -----------
the terms and provisions of the Existing Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation of the Existing Credit Agreement or the indebtedness created thereunder. The commitment of each Lender that is a party to the Existing Credit Agreement shall, on the effective date hereof, automatically be deemed amended and the only Commitments shall be those hereunder; provided, however, that the commitment of each lender under the
           --------  -------
Existing Credit Agreement that is not a Lender under this Agreement shall terminate on the date hereof.

         9.11. Severability of Provisions. Any provision in any Credit
               --------------------------
Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Credit Documents are declared to be severable.

         9.12. Nonliability of Lenders. The relationship between the
               -----------------------
Borrowers on the one hand and the Lenders, the Swing Line Lender, the LC Issuers and the Agent on the other hand shall be solely that of borrower and lender. Neither the Agent, the Arranger, the Swing Line Lender, the LC Issuers nor any Lender shall have any fiduciary responsibilities to either Borrower or vice versa. Neither the Agent, the Arranger, the Swing Line Lender, the LC Issuers nor any Lender undertakes any responsibility to the Borrowers to review or inform either Borrower of any matter in connection with any phase of the Borrowers' business or operations.

         9.13. CHOICE OF LAW. THE CREDIT DOCUMENTS (OTHER THAN THOSE
               -------------
CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW


                                    83


OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         9.14. CONSENT TO JURISDICTION. THE BORROWERS, THE AGENT, THE LC
               -----------------------
ISSUER AND EACH LENDER EACH HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENTS AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, THE LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST EITHER BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY EITHER BORROWER AGAINST THE AGENT, THE LC ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE AGENT, THE LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY CREDIT DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         9.15. WAIVER OF JURY TRIAL. THE BORROWERS, THE AGENT, THE LC ISSUER
               --------------------
AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY CREDIT DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

         9.16. Agent for Service of Process. Upon becoming a party hereto,
               ----------------------------
the Non-U.S. Subsidiary Borrower hereby irrevocably appoints the Borrower as its agent for service of process in any proceeding referred to in Section 9.14
                                                                  ------------
of this Agreement and agrees that service of process in any such proceeding may be made by mailing or delivering a copy thereof to it care of Borrower at its address for notices set forth in Article XIII of this
                                                 ------------
Agreement.

         9.17. Confidentiality. Each Lender agrees to hold any confidential
               ---------------
information which it may receive from either Borrower pursuant to this Agreement in confidence, except for disclosure (i) to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to that Lender or to a Transferee, (iii) to regulatory officials exercising regulatory functions over or with respect to any Lender, (iv) to any Person as required by law, regulation, or legal process,
(v) to any Person in connection with any legal proceeding to which that Lender is a party, and (vi) as permitted by Section 12.4.
                                            ------------

         9.18. USA Patriot Act Notification. The following notification is
               ----------------------------
provided to the Borrowers pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

                                    84


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government of the United States of America fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each Person that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. Accordingly, when any Borrower opens an account, the Agent and the Lenders will ask for such Borrower's name, tax identification number, business address, and other information that will allow the Agent and the Lenders to identify such Borrower. The Agent and the Lenders may also ask to see such Borrower's legal organizational documents or other identifying documents.

                            ARTICLE X: THE AGENT

         10.1. Appointment. Bank One is hereby appointed Agent hereunder and
               -----------
under each other Credit Document, and each of the Lenders irrevocably authorizes the Agent to act as the contractual representative of such Lender with the rights and duties as expressly set forth herein. The Agent agrees to act as such upon the express conditions contained in this Article X. The
                                                             ---------
Agent shall not have a fiduciary relationship in respect of either Borrower or any Lender by reason of this Agreement.

         10.2. Powers. The Agent shall have and may exercise such powers
               ------
under the Credit Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Credit Documents to be taken by the Agent.

         10.3. General Immunity. Neither the Agent nor any of its directors,
               ----------------
officers, agents or employees shall be liable to either Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

         10.4. No Responsibility for Loans, Recitals, etc. Neither the Agent
               -------------------------------------------
nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Credit Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Credit Document, including, without limitation, any agreement by either Borrower to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to
             ----------
the Agent; (iv) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (v) the validity, effectiveness or genuineness of any Credit Document or any other instrument or writing furnished in connection therewith. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by a Borrower to the Agent at such time, but is voluntarily furnished by a Borrower to the Agent (either in its capacity as Agent or in its individual capacity).

                                    85


         10.5. Action on Instructions of Lenders. The Agent shall in all
               ---------------------------------
cases be fully protected in acting, or in refraining from acting, hereunder and under any other Credit Document in accordance with written instructions signed by the Required Lenders (except to the extent Section 8.3 requires
                                                     -----------
the unanimous consent of all Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Credit Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         10.6. Employment of Agents and Counsel. The Agent may execute any
               --------------------------------
of its duties as Agent hereunder and under any other Credit Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Credit Document.

         10.7. Reliance on Documents; Counsel. The Agent shall be entitled
               ------------------------------
to rely upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

         10.8. Agent's Reimbursement and Indemnification. The Lenders agree
               -----------------------------------------
to reimburse and indemnify the Agent ratably in proportion to their respective Commitments or, if the Commitments have terminated, their Outstanding Credit Exposure (i) for any amounts not reimbursed by either Borrower for which the Agent is entitled to reimbursement by the applicable Borrower pursuant to Section 9.7, (ii) for any other expenses incurred by
                     -----------
the Agent on behalf of the Lenders, in connection with the collection and enforcement of the Credit Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Credit Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent any of the foregoing arise from the gross negligence or willful misconduct of the Agent. The obligations of the Lenders under this
Section 10.8 shall survive payment of the Obligations and termination of this
------------
Agreement.

         10.9. Rights as a Lender. In the event the Agent is a Lender, the
               ------------------
Agent shall have the same rights and powers hereunder and under any other Credit Document as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally


                                    86


engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Credit Document, with the Borrowers or any of the Borrower's Subsidiaries in which such Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Agent, in its individual capacity, is not obligated to remain a Lender.

         10.10. Lender Credit Decision. Each Lender acknowledges that it
                ----------------------
has, independently and without reliance upon the Agent, the Arranger or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Credit Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Credit Documents.

         10.11. Successor Agent. The Agent may resign at any time by giving
                ---------------
written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent on behalf of the Lenders and the Borrowers, with the Borrower's consent (provided such consent may not be unreasonably withheld or delayed and provided further no such consent shall be required if a Default shall have occurred and be continuing). If no successor Agent shall have been so appointed by the Required Lenders or consented to by the Borrower (if such consent is required) within thirty days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Agent. If the Agent has resigned or been removed and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and each Borrower shall make all payments in respect of its respective Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of the Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Credit Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article X shall continue in
                                               ---------
effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Credit Documents.

         10.12. Agent's Fees. The Borrowers agree to pay to the Agent and
                ------------
the Lenders, for their own respective accounts, the fees agreed to by the Borrower pursuant to that certain letter agreement dated July 26, 2004, or as otherwise agreed from time to time (it being understood and


                                    87

agreed that the Non-U.S. Subsidiary Borrower shall not be liable for payment of any fees determined to be attributable to the Borrower).

         10.13. Execution of Guarantees and Collateral Documents. The
                ------------------------------------------------
Lenders, the Swing Line Lender and the LC Issuers hereby empower and authorize the Agent to execute and deliver to the applicable Borrower on their behalf the Parent Guaranty, Subsidiary Guaranties, Pledge Agreement(s) and all related agreements, documents or instruments as shall be necessary of appropriate to effect the purposes of the Parent Guaranty, Subsidiary Guaranties and Pledge Agreement(s).

         10.14. Collateral and Guaranty Releases. The Lenders, the Swing
                --------------------------------
Line Lender and the LC Issuers hereby empower and authorize the Agent to execute and deliver to the applicable Borrower on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of any entities' liability with respect to the Parent Guaranty or any Subsidiary Guaranty or release of any collateral pledged pursuant to any Pledge Agreement in connection with any transactions which shall be permitted by the terms hereof or of any other Credit Document or which shall otherwise have been approved in writing by the Required Lenders (or, if required by the terms of Section 8.3, all of the Lenders).
                                 -----------

         10.15. No Duties Imposed on Syndication Agent, Co-Documentation
                --------------------------------------------------------
Agents or Arranger. Except as specifically provided otherwise herein with
------------------
respect to the rights and benefits of the Arranger hereunder, none of the Persons identified on the cover page to this Agreement, the signature pages to this Agreement or otherwise in this Agreement as a "Syndication Agent", "Co-Documentation Agent" or "Arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than if such Person is a Lender, those applicable to all Lenders as such. Without limiting the foregoing, none of the Persons identified on the cover page to this Agreement, the signature pages to this Agreement or otherwise in this Agreement as a "Syndication Agent", "Co-Documentation Agent" or "Arranger" shall have or be deemed to have any fiduciary duty to or fiduciary relationship with any Lender. In addition to the agreement set forth in Section 10.10, each of the Lenders acknowledges that it has not
         -------------
relied, and will not rely, on any of the Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                    ARTICLE XI: SETOFF; RATABLE PAYMENTS

         11.1.  Setoff. In addition to, and without limitation of, any rights
                ------
of the Lenders under applicable law, if any Default or Unmatured Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the applicable Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due (it being understood and agreed that no deposits of the Non-U.S. Subsidiary Borrower or Indebtedness held by or owing to the Non-U.S. Subsidiary Borrower shall be offset by any Lender and applied toward any Obligations incurred by or on behalf of the Borrower); it being understood that, in
                         -------------------

                                    88


order to effect such setoff, any Lender may combine currencies at the then-effective buy and sell spot rate of exchange of such Lender with respect to such currencies.

         11.2. Ratable Payments. If any Lender, whether by setoff or
               ----------------
otherwise, has payment made to it upon its share of any Advance (other than payments received pursuant to Sections 3.1, 3.2 or 3.4) in a greater
                              ------------  ---    ---
proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans comprising that Advance held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans comprising that Advance. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

         11.3. Relations Among Lenders. The Lenders are not partners or
               -----------------------
co-venturers, and no Lender shall be liable for the acts or omissions of or (except as otherwise set forth herein with respect to the Agent) authorized to act for or on behalf of any other Lender.

       ARTICLE XII: BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATION

         12.1. Successors and Assigns. The terms and provisions of the
               ----------------------
Borrower Credit Documents and the Non-U.S. Subsidiary Borrower Credit Documents shall be binding upon and inure to the benefit of the Borrower and the Non-U.S. Subsidiary Borrower, respectively, and the Lenders and their respective successors and assigns, except that (i) neither the Borrower nor the Non-U.S. Subsidiary Borrower shall have the right to assign its rights or obligations under the Borrower Credit Documents or the Non-U.S. Subsidiary Borrower Credit Documents, respectively, and (ii) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding
                                              ------------
clause (ii) of this Section, any Lender may at any time, without the consent
-----------
of the Borrower, the Non-U.S. Subsidiary Borrower or the Agent, assign all or any portion of its rights under the Credit Documents to a Federal Reserve Bank; provided, however, that no such assignment shall release the transferor Lender from its obligations hereunder. The Agent may treat any Lender as the owner of the Loans made by such Lender hereunder for all purposes hereof unless and until such payee complies with Section 12.3 in
                                                          ------------
the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Loan agrees by acceptance thereof to be bound by all the terms and provisions of the Credit Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of any Loan, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Loan.


                                    89


         12.2. Participation.
               -------------

               12.2.1. Permitted Participants; Effect. Any Lender may, in
                       ------------------------------
the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Outstanding Credit Exposure owing to such Lender, any Loans owned by such Lender, any Commitment of such Lender or any other interest of such Lender under the Credit Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Credit Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of all Loans made by it for all purposes under the Credit Documents, all amounts payable by each Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and each Borrower, the LC Issuer and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Credit Documents except that, for purposes of Sections 3.1, 3.2 or 3.4
                                              ------------  ---    ---
hereof, the Participants shall be entitled to the same rights as if they were Lenders provided however that no Participant shall be entitled to receive any greater payment under Sections 3.1, 3.2 or 3.4 than the Lender
                                  ------------  ---    ---
would have been entitled to receive with respect to the rights participated.

               12.2.2. Voting Rights. Each Lender shall retain the sole
                       -------------
right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Credit Documents, other than any such amendment, modification or waiver which requires the unanimous consent of the Lenders under Section 8.3.
                             -----------

               12.2.3. Benefit of Setoff. Each Borrower agrees that each
                       -----------------
Participant shall be deemed to have the right of setoff provided in
Section 11.1 in respect of its participating interest in amounts owing under
------------
the Credit Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Credit Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating
            ------------
interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount
            ------------
received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.
                          ------------

         12.3. Assignments.
               -----------

               12.3.1. Permitted Assignments. Any Lender may, in the
                       ---------------------
ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Credit Documents; provided,
                                                                   --------
that, unless the assignment is to another Lender, an Affiliate thereof or an Approved Fund and except as the Agent and the Borrower shall otherwise agree, each such assignment shall be in the minimum principal amount of not less than the lesser of (i) $5,000,000 and (ii) the amount of such Lender's Commitments as of the proposed date of such assignment, and each such assignment shall be of a constant, and not a varying, percentage of the assigning Lender's rights and obligations under this Agreement and the assignment shall cover the same percentage of such Lender's commitment, Loans and interest in Facility LCs. Each such assignment shall


                                    90


be substantially in the form of Exhibit I hereto or in such other form as may
                                ---------
be agreed to by the Agent and the parties thereto. The consent of the Borrower shall be required prior to an assignment becoming effective with respect to a Purchaser which is not an Affiliate of a Lender or an Approved Fund (which consent may not be unreasonably withheld); provided, that if (i)
                                                       --------
a Default has occurred and is continuing or (ii) the assignment is pursuant to the physical settlement of credit derivative transactions, the consent of the Borrower shall not be required. The consent of the Agent (not to be unreasonably withheld) shall be required prior to an assignment becoming effective; provided that no consent of the Agent shall be required for an assignment of all or any portion of the Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

               12.3.2. Effect; Effective Date. Upon Purchaser's (i) delivery
                       ----------------------
to the Agent of a notice of assignment, substantially in the form attached as Exhibit "A" to Exhibit I hereto (a "Notice of Assignment"), together with
                  ---------
any consents required by Section 12.3.1, and (ii) payment of a $3,500 fee to
                         --------------
the Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Credit Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Credit Documents, to the same extent as if it were an original party hereto, and no further consent or action by either Borrower, the Lenders, the LC Issuer or the Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Revolving Loan Commitment and Outstanding Credit Exposure assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Agent and the
                 --------------
Borrowers shall make appropriate arrangements so that, to the extent promissory notes have been issued to evidence any of the transferred Loans, replacement promissory notes are issued to the transferor Lender and a new promissory notes or, as appropriate, replacement promissory notes are issued to such Purchaser, in each case in principal amounts reflecting their Commitment, as adjusted pursuant to such assignment. Upon the Purchaser's receipt of new or replacement promissory notes, the transferor Lender shall return its old promissory notes to the applicable Borrower appropriately legended.

               12.3.3. Register. The Agent shall maintain at its address
                       --------
referred to in Section 13.1 a copy of each assignment delivered to and
               ------------
accepted by it pursuant to this Section 12.3 and a register (the "REGISTER")
                                ------------
for the recordation of the names and addresses of the Lenders and the Commitments of and principal amount of the Loans owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an assignment under this Section 12.3. The
                                                       ------------
entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by either Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         12.4. Dissemination of Information. Each Borrower authorizes each
               ----------------------------
Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Credit Documents


                                    91


by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries; provided, that each
                                                       --------
Transferee and prospective Transferee agrees to be bound by Section 9.16 of
                                                            ------------
this Agreement.

         12.5. Tax Treatment. If any interest in any Credit Document
               -------------
is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 2.18.
                                                                 ------------

                           ARTICLE XIII: NOTICES

         13.1. Giving Notice. Except as otherwise permitted by Section 2.13
               -------------                                   ------------
with respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Credit Document shall be given either in writing or by facsimile and addressed or delivered to such party at its address or facsimile number, as the case may be, set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if properly transmitted by facsimile, shall be deemed given when transmitted.

         13.2. Change of Address. Each Borrower, the Agent, the LC
               -----------------
Issuer and any Lender may each change the address and/or facsimile number for service of notice upon it by a notice in writing to the other parties hereto.

                         ARTICLE XIV: COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agent, the LC Issuer and the Lenders and each party has notified the Agent by facsimile or telephone, that it has taken such action.

                          [Signature Pages Follow]

                                    92



         IN WITNESS WHEREOF, the Borrower, the Lenders, the LC Issuer and the Agent have executed this Agreement as of the date first above written.

                                  GARDNER DENVER, INC.


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  1800 Gardner Expressway
                                  Quincy, Illinois 62301
                                  Attention:
                                            ----------------------------

                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.





                                  BANK ONE, NA (Main Office Chicago),
                                  Individually as a Lender, as a LC Issuer, the Swing Line Lender and as Agent


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:
                                  One Bank One Plaza
                                  Chicago, Illinois 60670
                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.



                                  WACHOVIA BANK,
                                  NATIONAL ASSOCIATION,
                                  Individually as a Lender and as
                                  Syndication Agent


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.



                                  HARRIS TRUST AND SAVINGS BANK,
                                  Individually as a Lender and as
                                  a Co-Documentation Agent


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                           ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.


                                  NATIONAL CITY BANK OF THE MIDWEST,
                                  Individually as a Lender and as
                                  a Co-Documentation Agent


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.


                                  KEYBANK NATIONAL ASSOCIATION,
                                  Individually as a Lender and as a
                                  Co-Documentation Agent


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.


                                  NORDEA BANK FINLAND plc,
                                  Individually as a Lender


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.


                                  SCOTIABANC INC.,
                                  Individually as a Lender


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.


                                  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                  Individually as a Lender


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.

                                  U.S. BANK NATIONAL ASSOCIATION,
                                  Individually as a Lender


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.


                                  BEAR STEARNS CORPORATE LENDING INC.,
                                  Individually as a Lender


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.



                                  FIFTH THIRD BANK,
                                  Individually as a Lender


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.



                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  Individually as a Lender


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.



                                  THE BANK OF NEW YORK,
                                  Individually as a Lender


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.


                                  FIRST BANK,
                                  Individually as a Lender


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.



                                  MERCANTILE TRUST & SAVINGS BANK,
                                  Individually as a Lender


                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:

                                  ---------------------------------

                                  ---------------------------------

                                  Attention:
                                            ----------------------------

                                            ----------------------------
                                  Telephone: (   )    -
                                              ---  --- ----
                                  Facsimile: (   )    -
                                              ---  --- ----




                             Signature Page to
                Second Amended and Restated Credit Agreement
                            Gardner Denver, Inc.